       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2014.

                                                            FILE NOS. 333-185806
                                                                       811-09003
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933



                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 2                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                                   Amendment No. 2                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                               MANDA GHAFERI, ESQ.
                             AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Seven of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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                         VARIABLE ANNUITY ACCOUNT SEVEN

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris Plus Variable Annuity;
                                                Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris Plus Variable Annuity;
                                                Purchasing a Polaris Plus Variable
                                                Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Polaris Plus Variable Annuity
                                                (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Polaris Plus Variable
                                                Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             [THE POLARIS PLUS LOGO]
                                VARIABLE ANNUITY
                                   PROSPECTUS
                                   MAY 1, 2014

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the Anchor Series Trust ("AST") and SunAmerica Series Trust ("SAST").


UNDERLYING FUNDS:                    MANAGED BY:
     Aggressive Growth               Wells Capital Management Incorporated
     Alliance Growth                 AllianceBernstein L.P.
     Asset Allocation                Edge Asset Management, Inc.
     Balanced                        J.P. Morgan Investment Management Inc.
     Capital Appreciation            Wellington Management Company, LLP
     Cash Management                 BofA Advisors, LLC
     Corporate Bond                  Federated Investment Management Company
     Davis Venture Value             Davis Selected Advisers, L.P.
     "Dogs" of Wall Street           SunAmerica Asset Management, LLC(1)
     Emerging Markets                J.P. Morgan Investment Management Inc.
     Equity Index                    SunAmerica Asset Management, LLC(1)
     Equity Opportunities            OppenheimerFunds, Inc.
     Fundamental Growth              Wells Capital Management Incorporated
     Global Bond                     Goldman Sachs Asset Management International
     Global Equities                 J.P. Morgan Investment Management Inc.
     Government and Quality Bond     Wellington Management Company, LLP
     Growth                          Wellington Management Company, LLP
     Growth-Income                   J.P. Morgan Investment Management Inc.
     High-Yield Bond                 PineBridge Investments LLC
     International Diversified       Morgan Stanley Investment Management Inc.
       Equities
     International Growth & Income   Putnam Investment Management, LLC
     Real Estate                     Pyramis Global Advisors, LLC(2)
     Small Company Value             Franklin Advisory Services, LLC
     Telecom Utility                 Massachusetts Financial Services Company
     Total Return Bond               Pacific Investment Management Company LLC




(1) On January 1, 2014, SunAmerica Asset Management Corp. was renamed SunAmerica Asset Management, LLC.



(2) On or about October 1, 2013, the investment manager of the Real Estate Portfolio changed from Davis Selected Advisers, L.P. to Pyramis Global Advisors, LLC.


This contract is no longer available for new sales.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2014. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS
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GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      5
     Maximum Owner Transaction Expenses....................................      5
     Contract Maintenance Fee..............................................      5
     Separate Account Annual Expenses......................................      5
     Additional Optional Feature Fee.......................................      5
       Optional Income Protector Fee.......................................      5
     Underlying Fund Expenses..............................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      6
THE POLARIS PLUS VARIABLE ANNUITY..........................................      7
PURCHASING A POLARIS PLUS VARIABLE ANNUITY.................................      7
     Allocation of Purchase Payments.......................................      8
     Accumulation Units....................................................      9
     Right to Examine......................................................      9
     Exchange Offers.......................................................     10
     Important Information for Military Servicemembers.....................     10
INVESTMENT OPTIONS.........................................................     10
     Variable Portfolios...................................................     10
       Anchor Series Trust.................................................     10
       SunAmerica Series Trust.............................................     10
     Substitution, Addition or Deletion of Variable Portfolios.............     12
     Fixed Accounts........................................................     12
     Dollar Cost Averaging Fixed Accounts..................................     12
     Dollar Cost Averaging Program.........................................     13
     Transfers During the Accumulation Phase...............................     13
     Automatic Asset Rebalancing Program...................................     15
     Voting Rights.........................................................     16
ACCESS TO YOUR MONEY.......................................................     16
     Withdrawal Restrictions...............................................     16
     Texas Optional Retirement Program.....................................     17
     Systematic Withdrawal Program.........................................     17
     Loans.................................................................     17
     Free Withdrawal Amount................................................     17
     Minimum Contract Value................................................     17
     Qualified Contract Owners.............................................     17
DEATH BENEFIT..............................................................     17
EXPENSES...................................................................     18
     Separate Account Expenses.............................................     18
     Withdrawal Charges....................................................     18
     Exceptions to Withdrawal Charge.......................................     19
     Income Protector Program Fee..........................................     19
     Underlying Fund Expenses..............................................     20
     Transfer Fee..........................................................     20
     Premium Tax...........................................................     20
     Income Taxes..........................................................     20
     Reduction or Elimination of Fees, Expenses and
            Additional Amounts Credited....................................     20
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     20
ANNUITY INCOME OPTIONS.....................................................     22
     Annuity Date..........................................................     22
     Annuity Income Options................................................     22
     Fixed or Variable Annuity Income Payments.............................     23
     Annuity Income Payments...............................................     23
     Transfers During the Income Phase.....................................     23
     Deferment of Payments.................................................     23
     Optional Income Protector Program.....................................     23
TAXES......................................................................     25
     Annuity Contracts in General..........................................     25
     Tax Treatment of Distributions -
            Non-Qualified Contracts........................................     26
     Tax Treatment of Distributions -
            Qualified Contracts............................................     26
     Required Minimum Distributions........................................     27
     Tax Treatment of Death Benefits.......................................     28
     Contracts Owned by a Trust or Corporation.............................     28
     Gifts, Pledges and/or Assignments of a Contract.......................     28
     Diversification and Investor Control..................................     28
OTHER INFORMATION..........................................................     29
     The Distributor.......................................................     29
     The Company...........................................................     29
     The Separate Account..................................................     30
     The General Account...................................................     30
     Financial Statements..................................................     30
     Administration........................................................     31
     Legal Proceedings.....................................................     31
     Registration Statements...............................................     32
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............................     32
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
  PROGRAM..................................................................    B-1
APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29,
  2006.....................................................................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY
  AND/OR VARIABILITY.......................................................    D-1
APPENDIX E - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO NOVEMBER 24,
  2003.....................................................................    E-1

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your Contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your Contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments. For a Contract issued pursuant to IRC Section 403(b), the Participant must be the Annuitant. Under an IRA the owner is always the Annuitant.

ANNUITY DATE - The date on which annuity income payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your Contract during the Income Phase.

BENEFICIARY (IES) - The person(s) you designate to receive any benefits under the Contract if you or in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's Primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"), the insurer that issues this Contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTRACT - The variable annuity contract issued by American General Life Insurance Company ("AGL"). This includes any applicable group master contract, certificate and endorsement.

CONTRACTHOLDER - The party named as the Contractholder on the annuity Contract issued by AGL. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

EMPLOYER - The organization specified in the Contract which offers the Plan to its employees.

ERISA - Employee Retirement Income Security Act of 1974 (as amended).

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.


GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.


GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.



INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

IRA - An Individual Retirement Annuity qualified under and issued in accordance with the provisions of Section 408(b) of the IRC.

IRC - The Internal Revenue Code of 1986, as amended, and all regulations thereto.

IRS - The Internal Revenue Service.


LATEST ANNUITY DATE - The first business day of the month following your 85th birthday.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PARTICIPANT - An employee or other person affiliated with the Contractholder on whose behalf an account is maintained under the terms of the Contract.

PLAN - A retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds which may or may not be regulated by ERISA.

PURCHASE PAYMENTS - The money you give us to buy the Contract, as well as any additional money you give us to invest in the Contract after you own it.

QUALIFIED (CONTRACT) - A Contract purchased with pretax dollars. These Contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investment and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUSTS - Collectively refers to the Anchor Series Trust and the SunAmerica Series Trust.

TSA - A tax sheltered annuity qualified under and issued in accordance with the provisions of Section 403(b) of the IRC.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.



VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

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                                   HIGHLIGHTS
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The Polaris Plus Variable Annuity is a Contract between you and the Company. It is designed primarily for IRC 403(b) and IRA Contract investments to help you meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the Contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your Contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the Contract. Each year we deduct separate account charges, which equal a maximum of 1.25% annually of the average daily net asset value of your Contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the Contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment, depending on your employment status at the time the Contract is issued. The maximum amount of the withdrawal charge declines over time. After a Purchase Payment has been in the Contract for six complete years, or five complete years if you were separated from service at the time the Contract was issued, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A POLARIS PLUS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract which is payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.


PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                    FEE TABLE
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THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Purchase
  Payment)(2)..............................    6%


TRANSFER FEE.............................................................None(3)

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

  Mortality and Expense Risk Fee..................           1.10%
  Distribution Expense Fee........................           0.15%
                                                             -----
     Total Separate Account Annual Expenses.......           1.25%




ADDITIONAL OPTIONAL FEATURE FEE

The Income Protector is an optional guaranteed minimum income benefit. You may elect either Income Protector option described below.

OPTIONAL INCOME PROTECTOR FEE
(Calculated as a percentage of your Contract value on the date of your effective enrollment in the program and then each subsequent Contract anniversary, plus Purchase Payments made since the prior Contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals)

OPTION                                   ANNUAL FEE(4)
------                                   -------------
Income Protector Plus.................       0.15%
Income Protector Max..................       0.30%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2014)



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(5)                         MINIMUM  MAXIMUM
----------------------------        -------  -------
(expenses that are deducted from
Trust assets, including management
fees, other expenses and 12b-1
fees, if applicable)..............   0.45%    1.29%



FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.

(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:..................    1     2     3     4     5     6     7+
Schedule A*...............................................    6%    6%    5%    5%    4%    0%    0%
Schedule B**..............................................    6%    6%    5%    5%    4%    4%    0%



   * This Withdrawal Charge Schedule applies to participants who are separated from service at the time of Contract issue. Please see EXPENSES below.

  ** This Withdrawal Charge Schedule applies to all other participants.

(3) We reserve the right to charge $25 per transfer after the first 15 transfers in any contract year in the future.

(4) The fee is deducted from your Contract value annually.


(5) The maximum and minimum expenses are for Underlying Funds of SunAmerica Series Trust, as of its fiscal year ended January 31, 2014.

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expense of 1.25%, election of the optional Income Protector Max (0.30%), and investment in the Underlying Fund with total expenses of 1.29%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $887      $1,380     $1,899     $3,166



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $287       $880      $1,499     $3,166





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expense of 1.25%, no optional features are elected and investment in the Underlying Fund with total expenses of 0.45%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $773      $1,036     $1,323     $2,009



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $173       $536       $923      $2,009



EXPLANATION OF EXPENSE EXAMPLES

1. The purpose of the Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. The fee for the Income Protector feature is not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                        THE POLARIS PLUS VARIABLE ANNUITY
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We issue the Polaris Plus variable annuity to certain groups and/or individuals which qualify to purchase Contracts to fund their Tax Sheltered Annuity ("TSA") pursuant to Section 403(b) of the Internal Revenue Code ("IRC") or IRA retirement savings investments pursuant to Section 408(b) of the IRC. For TSA Contracts, the Contract may be issued to a group Contractholder (usually your employer or plan trustee) for the benefit of the Participants in the group (you and other employees in the group).

As a Participant under a group Contract you will receive a certificate which explains your rights under the Contract. In certain situations an individual Contract will be issued directly to you.

A TSA Polaris Plus participant may choose to convert their 403(b) to an IRA if they separate from service. Generally, all of the same features, charges and benefits will apply to a Contract converted to an IRA, as was applicable to a participant's TSA, so long as no conflict arises with the appropriate provisions of the IRC. We will only specifically address IRAs in this Prospectus to the extent that applicable IRC provisions and/or any other state or federal laws, require different treatment.

Generally, an annuity is a Contract between you and an insurance company. For Plans governed by Employee Retirement Income Security Act of 1974 ("ERISA"), the Contract may be owned by Plan Sponsor, Trustee or some other employee association. Your retirement plan allows you to invest money on which you have not already paid taxes and your earnings grow tax deferred. In addition, funding that Plan with a variable annuity provides certain benefits. You should decide whether the benefits are right for you. Among other features the Contract offers:

     - Investment Options: Various investment options available in one Contract, including both variable and fixed-rate investing.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime if elected, or another available period you select.

We developed this variable annuity to help you contribute to your retirement savings. Your contributions may come from payroll deductions arranged through your employer for TSAs. Contracts may also be funded by direct transfers or direct rollovers from other retirement savings plans. Existing Polaris Plus 403(b) Contracts may be converted to an IRA upon a separation from service. Additionally, those IRA Contract holders may make on-going contributions subject to restrictions set forth in the IRC.

This Contract has two stages, the Accumulation Phase and the Income Phase. Your Contract is in the Accumulation Phase when you make payments into the Contract. During the Accumulation Phase, generally you have the advantage of making Purchase Payments before paying taxes on the contributions. In addition, as a function of IRC provisions, taxes on your earnings are deferred until withdrawal. The Income Phase begins when you request that we start making annuity income payments to you out of the money accumulated in your Contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your Contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the Contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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                   PURCHASING A POLARIS PLUS VARIABLE ANNUITY
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A Purchase Payment is the money you give us to buy a Contract. Any additional money you give us to invest in your Contract after purchase is a subsequent Purchase Payment. You make payments into your Contract in two ways:

     - salary reduction contributions, arranged through your employer; and/or

     - direct transfer or direct rollover from an existing retirement plan.

If you enter into a salary reduction agreement with your employer to make Purchase Payments, there is no minimum initial payment. If you do not establish such a salary reduction agreement, and only contribute through direct transfer or direct rollover, the minimum initial Purchase Payment is $2,000.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

In general, we will not issue a TSA or IRA contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. Upon proof satisfactory to us that minimum distribution requirements are being satisfied or are not yet required, we may issue a contract to anyone under age 81. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance of the contract.

JOINT OWNERSHIP


We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.



Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:


American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330


Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:


American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750


Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2. multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), a wholly-owned subsidiary of AGL.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     ANCHOR SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                      MANAGED BY:                                     TRUST    ASSET CLASS
----------------                      -----------                                     -----    -----------
Aggressive Growth                     Wells Capital Management Incorporated           SAST     STOCK
Alliance Growth                       AllianceBernstein L.P.                          SAST     STOCK
Asset Allocation                      Edge Asset Management, Inc.                     AST      BALANCED
Balanced                              J.P. Morgan Investment Management Inc.          SAST     BALANCED
Capital Appreciation                  Wellington Management Company, LLP              AST      STOCK
Cash Management                       BofA Advisors, LLC                              SAST     CASH
Corporate Bond                        Federated Investment Management Company         SAST     BOND
Davis Venture Value                   Davis Selected Advisers, L.P.                   SAST     STOCK
"Dogs" of Wall Street                 SunAmerica Asset Management, LLC                SAST     STOCK
Emerging Markets                      J.P. Morgan Investment Management Inc.          SAST     STOCK
Equity Index                          SunAmerica Asset Management, LLC                SAST     STOCK
Equity Opportunities                  OppenheimerFunds, Inc.                          SAST     STOCK
Fundamental Growth                    Wells Capital Management Incorporated           SAST     STOCK
Global Bond                           Goldman Sachs Asset Management International    SAST     BOND
Global Equities                       J.P. Morgan Investment Management Inc.          SAST     STOCK
Government and Quality Bond           Wellington Management Company, LLP              AST      BOND
Growth                                Wellington Management Company, LLP              AST      STOCK
Growth-Income                         J.P. Morgan Investment Management Inc.          SAST     STOCK
High-Yield Bond                       PineBridge Investments LLC                      SAST     BOND
International Diversified Equities    Morgan Stanley Investment Management Inc.       SAST     STOCK
International Growth & Income         Putnam Investment Management, LLC               SAST     STOCK
Real Estate                           Pyramis Global Advisors, LLC                    SAST     STOCK
Small Company Value                   Franklin Advisory Services, LLC                 SAST     STOCK
Telecom Utility                       Massachusetts Financial Services Company        SAST     STOCK
Total Return Bond                     Pacific Investment Management Company LLC       SAST     BOND




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


If applicable, your Plan may limit the Underlying Funds available under your Contract.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial rollover Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. Please note, for administrative reasons, we accumulate all subsequent Purchase Payments made in a given month into a single trade, and apply the fixed rate of interest available at that time. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

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     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
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       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

SHORT-TERM TRADING POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.


We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

All transfer requests in excess of 15 transfers within a rolling 12-month look-back period ("12-Month Rolling Period") must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer.

For example, if you made a transfer on August 16, 2012 and within the previous twelve months (from August 17, 2011 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2012 must be submitted by U.S. Mail (from August 17, 2012 through August 16,
2013).

We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.


We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES


Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.


Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

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                              ACCESS TO YOUR MONEY
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You can access money in your Contract in three ways:

     - by receiving annuity income payments during the Income Phase, PLEASE SEE ANNUITY INCOME OPTIONS BELOW; or

     - by taking a loan in accordance with the provisions of your Plan and/or this Contract (TSA only); or

     - subject to the restrictions described below, by making a partial or total withdrawal.

Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes, if applicable.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of Contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account option. Such deferrals are limited to no longer than six months.

We may establish certain minimum withdrawal amounts or require that a minimum amount remain in a Variable Portfolio upon withdrawal. Please contact the Annuity Service Center for additional information. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and each Fixed Account option in which you are invested.

WITHDRAWAL RESTRICTIONS

Withdrawals under Section 403(b) Contracts are subject to the limitations under
Section 403(b)(11) of the IRC and any applicable Plan document. Section 403(b) provides that salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 may only be withdrawn upon (1) death; (2) disability; (3) reaching age 59 1/2; (4) separation from service; or (5) occurrence of a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the IRC. Amounts accumulated in a Section 403(b)(7) custodial account and deposited in a Contract will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions. PLEASE SEE TAXES BELOW.

If your Plan is subject to Title I of ERISA, your withdrawal request must be authorized by the Contractholder on your behalf. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of your Contract value which is available for distribution to you.

If your Plan is not subject to Title I of ERISA and you own a TSA, you must certify to AGL that, one of the events listed in the IRC has occurred (and provide supporting information, if requested) and that AGL may rely on such representation in granting such a withdrawal request. The above does not apply to transfers to other Qualified investment alternatives. PLEASE SEE TAXES BELOW. You should consult your tax adviser as well as review the provisions of any applicable Plan before requesting a withdrawal.

In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

Early withdrawals from a TSA or IRA, as defined under Section 72(q) and 72(t) of the IRC, may be subject to 10% penalty tax.

TEXAS OPTIONAL RETIREMENT PROGRAM

If you participate in the Texas Optional Retirement Program ("ORP") you must obtain a certificate of termination from your employer before you can redeem your Contract. We impose this requirement on you because the Texas Attorney General ruled that participants in ORP may redeem their Contract only upon termination of their employment by Texas public institutions of higher education, or upon retirement death or total disability.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect the Systematic Withdrawal program and the terms of any applicable Plan and/or the IRC allow, then we use money in your Contract to pay your monthly, quarterly, semiannual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. However, any such payments you elect to receive are subject to all applicable withdrawal charges, market value adjustments, income taxes, tax penalties and other withdrawal restrictions affecting your Contract. The minimum amount of each withdrawal is $50. There must be at least $500 remaining in your Contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2 at the time of withdrawal. There is no additional charge for participating in this program.

The program is not available to everyone. Please contact our Annuity Service Center, which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

WITHDRAWAL CHARGES, INCOME TAXES, TAX PENALTIES AND CERTAIN WITHDRAWAL RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

LOANS

If you own a TSA and, if applicable, your Plan permits, you may take a loan from your Contract during the Accumulation Period. You may apply for a loan under the Contract by completing a loan application available from AGL. Loans are secured by a portion of your Contract Value. More information about loans, including interest rates, restrictions, terms of repayment and applicable fees and charges is available in the Certificate, the Endorsement and the Loan Agreement as well as from AGL's Annuity Service Center.

FREE WITHDRAWAL AMOUNT

If your Contract is subject to withdrawal charge schedule A, you may be able to withdraw 15% of your Purchase Payments each Contract year, free of a contractual withdrawal charge. The amount available for free withdrawal each year is reduced by the amount of any Purchase Payment previously withdrawn in that Contract year. However, upon a full surrender of your Contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of surrender (except in the State of Washington).

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

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                                  DEATH BENEFIT
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If you should die during the Accumulation Phase of your Contract, we pay a death benefit to your Beneficiary. The death benefit (unless limited by your Plan) equals the greater of:

     1. Total Purchase Payments reduced by the amount of any loan(s) outstanding plus accrued interest and reduced for withdrawals (and any fees and charges applicable to those withdrawals) in the same proportion that each withdrawal reduced Contract Value on the date of the withdrawal, or;

     2. Contract value.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase your Beneficiary receives any remaining guaranteed annuity income payments (or a portion thereof) in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. Plans subject to Title 1 of ERISA may impose additional restrictions on Beneficiary designation which are discussed in the Beneficiary Designation Form.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death to be satisfactory written proof of death received at our Annuity Service Center which may include but is not limited to:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


     3. a written statement by a medical doctor who attended the deceased at the time of death.


For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

The death benefit must be paid by December 31st of the calendar year containing the fifth anniversary of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin on or before December 31st of the calendar year immediately following the year of your death.

If the Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire death benefit in equal or substantially equal payments over their life or over a period not longer than their life expectancy, commencing at any date prior to the later of:

      (i) December 31st of the calendar year immediately following the calendar year in which the Participant died, and

     (ii) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO NOVEMBER 24, 2003, PLEASE SEE APPENDIX E FOR DETAILS REGARDING THOSE FEATURES.

Payments must begin under the selected annuity income option no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.



We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.25% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

We apply a withdrawal charge against each Purchase Payment you contribute to the Contract if you seek withdrawal of that payment prior to the end of a specified period.

If applicable, the withdrawal charge equals a percentage of the Purchase Payment you take out of the Contract. The withdrawal charge percentage may decline over time for each Purchase Payment in the Contract. The applicable withdrawal charge schedule will appear on your Contract Data Page.

SEPARATED FROM SERVICE AT CONTRACT ISSUE
(SCHEDULE A)

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 YEARS SINCE PURCHASE
 PAYMENT RECEIPT              1       2       3       4       5       6
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 WITHDRAWAL CHARGE           6%      6%      5%      5%      4%      0%
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EMPLOYED AT CONTRACT ISSUE
(SCHEDULE B)

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 YEARS SINCE PURCHASE
 PAYMENT RECEIPT              1       2       3       4       5       6       7
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 WITHDRAWAL CHARGE           6%      6%      5%      5%      4%      4%      0%
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You may obtain information as to the withdrawal charge applicable to your Contract by contacting your Plan Sponsor, Employer, financial representative or by consulting your Contract Data page.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your Contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your Contract. If you withdraw all of your Contract value, we deduct any applicable withdrawal charge from the amount withdrawn.

We calculate charges due on a total withdrawal as of the day after we receive your request and your Contract. We return your Contract value less any applicable fees and charges. You will not receive the benefit of any available and prior free withdrawal amounts (applicable only to those subject to withdrawal charge Schedule A) if you make a complete withdrawal of your Contract.

Both the insurance charges and the withdrawal charges may vary by Plan and/or group Contract based on certain objective factors. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.

EXCEPTIONS TO WITHDRAWAL CHARGE

A withdrawal charge is not applicable to withdrawals requested in the following situations:

     - Annuitization (except if under the Income Protector Program), PLEASE SEE ANNUITY INCOME OPTIONS BELOW;

     - Death Benefits, PLEASE SEE DEATH BENEFIT ABOVE;

     - After your 10th Contract anniversary;

     - If you are subject to withdrawal charge Schedule A, 15% of your Purchase Payments each Contract year;

     - Disability occurring after Contract issue;

     - Hardship occurring after Contract issue;

     - After separation from service occurring after Contract issue;

     - loans in accordance with the requirements of ERISA and/or the IRC, the Plan and the Contract; or

     - to avoid Federal Income Tax penalties or satisfy income tax rules applicable to the Contract from which the withdrawal is made.

Additionally, upon conversion to an IRA from an existing Polaris Plus 403(b) Contract, IRA Contractholders will receive credit for time served in their prior Polaris Plus TSA variable annuity investment. This means we will carry over the 403(b) Purchase Payment history with respect to any potential withdrawal charges under the IRA.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

INCOME PROTECTOR PROGRAM FEE

We charge a fee for the Income Protector program, as follows:

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                              ANNUAL FEE AS A % OF YOUR
           OPTION                INCOME BENEFIT BASE
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   Income Protector Plus                0.15%
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    Income Protector Max                0.30%
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Since the Income Benefit Base is only a calculation and does not provide a Contract value, we deduct the fee from your actual Contract value beginning on the Contract anniversary on which your enrollment in the program becomes effective. If you elect to participate in the Income Protector program at Contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program after Contract issue, we begin deducting the annual fee on the Contract anniversary following election of the Income Protector program. We will deduct this charge from your Contract value on every Contract anniversary up to and including your Income Benefit Date. PLEASE SEE OPTIONAL INCOME PROTECTOR PROGRAM BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

TRANSFER FEE

We currently permit an unlimited number of transfers between investment options, every year. We reserve the right to limit the number of transfers to 15 per year, in the future, for both new and existing Contractholders. If we do impose such a limit you will be charged $25 for each transfer over that limit. PLEASE SEE INVESTMENT OPTIONS ABOVE.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2013 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your Contract to make regular annuity income payments to you. You may switch to the Income Phase any time. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Once you begin receiving annuity income payments, you cannot change your annuity income option. Except as indicated under Option 5, once you begin receiving annuity income payments, you cannot otherwise access your money through withdrawal or surrender.

Generally, for Qualified Contracts, the Annuity Date may be any day after you reach age 59 1/2 but not later than your 75th birthday. However, you may be required to begin taking required minimum distributions by April 1 following the later of, the year in which you turn age 70 1/2 or the calendar year in which you retire. PLEASE SEE TAXES BELOW.

As to TSAs and IRAs, an annuity income payment is generally considered a withdrawal. Therefore, IRC withdrawal restrictions may limit the time at which annuity income payments may begin. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will begin on the Latest Annuity Date. If the Annuity Date is past your 85th birthday, your Contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

ANNUITY INCOME OPTIONS

Currently, this Contract offers five standard annuity income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments will be made in accordance with Option 4 for a period of 10 years. For annuity income payments selected for joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life of the Annuitant and the annuity rates set forth in your Contract. Under a TSA you, as the Participant, are always the Annuitant. Under an IRA you, as the contract owner, must always be the Annuitant. UNDER CERTAIN QUALIFIED CONTRACTS THE ANNUITY INCOME OPTION YOU SELECT MAY NOT EXCEED YOUR LIFE EXPECTANCY.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10, 15 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10, 15 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

OPTIONAL INCOME PROTECTOR PROGRAM

If elected, this program provides a future "safety net" in the event that, when you choose to begin receiving annuity income payments, your contract has not performed within a historically anticipated range. The Income Protector program offers you the ability to receive a guaranteed fixed minimum retirement annuity income upon annuitization. With the Income Protector program you know the level of minimum annuity income that will be available to you if, when you chose to begin the income phase of your Contract, down markets have negatively impacted your contract value. We reserve the right to modify, suspend or terminate the Income Protector program at any time.

The Income Protector program provides two levels of minimum retirement annuity income. The two available options are the Income Protector Plus and Income Protector Max. If you enroll in the Income Protector program, we charge a fee based on the level of protection you select. The amount of the fee and how to enroll are described below. In order to utilize the benefit of the program you must follow the provisions discussed below.

Certain IRC restrictions on annuity income options available to Qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACTHOLDERS below.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED ANNUITY INCOME

We base the amount of minimum annuity income available to you if you take annuity income payments using the Income Protector program upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Income Benefit

Base is equal to your contract value. Your participation becomes effective on either the date of issue of the Contract (if elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your Contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is,

          - for the first year of calculation, your contract value on the date your participation in the program became effective, or;

          - for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is the sum of all Purchase Payments made into the Contract since the last contract anniversary, and;

     (c) is all withdrawals and applicable fees and charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

The Income Benefit Base accumulates at one of the following annual growth rates from the date your enrollment becomes effective through your election to begin receiving annuity income under the program:

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             OPTIONS                    GROWTH RATE*
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    The Income Protector Plus              3.25%
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     The Income Protector Max              5.25%
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* If you elect the Plus or Max feature on a subsequent anniversary, the growth rates may be different.

The growth rates for the Plus or Max features cease on the contract anniversary following the Annuitant's 90th birthday.

ENROLLING IN THE INCOME PROTECTOR PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the option of your choice by completing the Income Protector Election Form available through our Annuity Service Center. You may only elect one of the options, you can not change your election once made, and you can not terminate your enrollment. In order to obtain the benefit of the Income Protector program you may not begin the Income Phase for at least seven years following your enrollment.

STEP-UP OF YOUR INCOME BENEFIT BASE

You may also have the opportunity to "Step-Up" your Income Benefit Base. The Step-Up feature allows you to increase your Income Benefit Base to the amount of your contract value on your contract anniversary. You can only elect to Step-Up within the 30 days before the next Contract anniversary. The seven year waiting period required prior to electing annuity income payments through the Income Protector program is restarted if you step-up your Income Benefit Base.

You must complete the appropriate portion of the Income Protector Election Form to effect a Step-Up.

ELECTING TO RECEIVE ANNUITY INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the seventh or later contract anniversary following the later of,

     - the effective date of your enrollment in the Income Protector program, or

     - the contract anniversary of your most recent Step-Up.

The contract anniversary prior to your election to begin receiving annuity income payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement annuity income. To arrive at the minimum guaranteed fixed retirement annuity income available to you, we apply the annuity rates stated in your Income Protector Endorsement for the annuity income option you select to your final Income Benefit Base.

You then choose if you would like to receive that annuity income annually, quarterly or monthly for the time guaranteed under your selected annuity income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract at the Income Benefit Date, and any applicable premium taxes.

The annuity income options available when using the Income Protector program to receive your retirement annuity income are:

     - Life Annuity with 10 Year Period Certain; or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin the Income Phase, we will calculate your annual annuity income using both your final Income Benefit Base and your contract value. We will use the same annuity income option for each calculation, however, the annuity factors used to calculate your annuity income under the Income Protector program will be different.

You will receive whichever provides a greater stream of annuity income. If you take annuity income payments using the Income Protector program, your annuity income payments will be fixed in amount. You are not required to use the Income Protector program to receive your annuity income payments. The general provisions of your Contract provide other annuity income options. However, we will not refund fees paid for the Income Protector program if you begin taking annuity income payments under the general provisions of your Contract. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR PROGRAM, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NOTE TO QUALIFIED CONTRACTHOLDERS

Qualified Contracts generally require that you select an annuity income option which does not exceed your life expectancy. That restriction may limit the benefit of the Income Protector program. To utilize the Income Protector program, you must take annuity income payments under one of two annuity income options. If those annuity income options exceed your life expectancy you may be prohibited from receiving your guaranteed fixed income under the Income Protector program. If you own a Qualified Contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit. You should consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

We charge a fee for the Income Protector program, as follows:

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                                 ANNUAL FEE AS A % OF
           OPTION              YOUR INCOME BENEFIT BASE
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   Income Protector Plus                0.15%
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    Income Protector Max                0.30%
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Since the Income Benefit Base is only a calculation and does not provide a contract value, we deduct the fee from your actual contract value beginning on the contract anniversary on which your enrollment in the program becomes effective.

If you elect to participate in the Income Protector program at Contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program at some time after Contract issue, we begin deducting the annual fee on the contract anniversary of or following election. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date.

After a Step-Up, the fee for the Income Protector Max or Plus will be based on your Stepped-Up Income Benefit Base, and will be deducted from your contract value beginning on the effective date of the step-up.

The Income Protector program may not be available in your state. Please consult your financial representative for information regarding availability. PLEASE SEE APPENDIX B FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM.

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                                      TAXES
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THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.


ANNUITY CONTRACTS IN GENERAL


The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.


Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:


     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;


     - transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);


     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for qualifying higher education expenses or first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.


THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.



OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.




More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Seven was a separate account of SunAmerica Annuity, originally established under Arizona law on August 28, 1998. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Seven was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX C FOR MORE INFORMATION.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix C for more information.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account, Guarantor, if applicable, and AIG are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604


NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281


To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.


In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.



There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries.


As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                                   CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company

General Account

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

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                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
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                                  FISCAL       FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                   YEAR         YEAR       YEAR       YEAR       YEAR       YEAR
                                   ENDED       ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS               4/30/04     4/30/05    4/30/06    4/30/07    4/30/08    4/30/09
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   (a)$10.587    $12.923    $14.167    $17.412    $19.606    $15.857
                               (b)$4.131     $5.063     $5.573     $6.877     $7.774     $6.313
  Ending AUV................   (a)$12.923    $14.167    $17.412    $19.606    $15.857    $8.598
                               (b)$5.063     $5.573     $6.877     $7.774     $6.313     $3.437
  Ending Number of AUs......   (a)790,356    693,354    535,535    437,327    363,501    300,673
                               (b)310        22         12         12         12         12
--------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   (a)$24.004    $26.836    $27.116    $34.464    $35.163    $34.958
                               (b)$4.756     $5.349     $5.426     $6.924     $7.093     $7.080
  Ending AUV................   (a)$26.836    $27.116    $34.464    $35.163    $34.958    $23.916
                               (b)$5.349     $5.426     $6.924     $7.093     $7.080     $4.863
  Ending Number of AUs......   (a)2,306,310  1,847,707  1,400,581  1,082,445  873,281    722,991
                               (b)2,006      2,006      1,916      1,916      1,916      1,916
--------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 9/19/05)
  Beginning AUV.............   (a)$17.703    $20.967    $22.195    $24.400    $26.984    $26.899
                               (b)N/A        N/A        $13.223    $13.939    $15.437    $15.390
  Ending AUV................   (a)$20.967    $22.195    $24.400    $26.984    $26.899    $20.967
                               (b)N/A        N/A        $13.939    $15.437    $15.390    $12.003
  Ending Number of AUs......   (a)662,512    566,460    480,138    417,975    364,188    290,132
                               (b)                      7          22         22         22
--------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   (a)$12.956    $14.239    $14.670    $15.657    $17.453    $16.708
                               (b)$6.426     $7.091     $7.335     $7.860     $8.796     $8.454
  Ending AUV................   (a)$14.239    $14.670    $15.657    $17.453    $16.708    $12.818
                               (b)$7.091     $7.335     $7.860     $8.796     $8.454     $6.512
  Ending Number of AUs......   (a)3,723,491  2,949,416  2,192,601  1,710,123  1,424,818  1,080,942
                               (b)837        630        630        630        524        524
--------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   (a)$27.782    $34.031    $34.158    $43.027    $47.003    $50.969
                               (b)$6.422     $7.899     $7.960     $10.067    $11.041    $12.021
  Ending AUV................   (a)$34.031    $34.158    $43.027    $47.003    $50.969    $33.199
                               (b)$7.899     $7.960     $10.067    $11.041    $12.021    $7.861
  Ending Number of AUs......   (a)849,975    718,778    552,955    457,173    398,515    320,932
                               (b)2,025      1,009      1,009      1,009      926        926
--------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 1/26/01)
  Beginning AUV.............   (a)$13.171    $13.080    $13.092    $13.373    $13.858    $14.162
                               (b)$10.536    $10.505    $10.557    $10.827    $11.265    $11.558
  Ending AUV................   (a)$13.080    $13.092    $13.373    $13.858    $14.162    $14.073
                               (b)$10.505    $10.557    $10.827    $11.265    $11.558    $11.531
  Ending Number of AUs......   (a)1,210,503  1,115,235  734,314    728,402    700,672    539,768
                               (b)3,497      3,497      0          30         30         30
--------------------------------------------------------------------------------------------------

                                FISCAL             FISCAL    FISCAL    FISCAL
                                 YEAR   8 MONTHS    YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS            4/30/10  12/31/10  12/31/11  12/31/12  12/31/13
------------------------------------------------------------------------------
------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   $8.598   $12.762   $13.714   $13.275   $15.237
                               $3.437   $5.122    $5.518    $5.363    $6.180
  Ending AUV................   $12.762  $13.714   $13.275   $15.237   $21.510
                               $5.122   $5.518    $5.363    $6.180    $8.760
  Ending Number of AUs......   277,689  263,970   240,000   212,053   195,378
                               12       12        12        12        0
------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   $23.916  $32.067   $34.008   $32.813   $37.783
                               $4.863   $6.547    $6.961    $6.744    $7.796
  Ending AUV................   $32.067  $34.008   $32.813   $37.783   $51.287
                               $6.547   $6.961    $6.744    $7.796    $10.626
  Ending Number of AUs......   667,171  607,397   530,178   475,113   402,437
                               1,867    1,867     1,867     1,180     387
------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 9/19/05)
  Beginning AUV.............   $20.967  $26.771   $28.566   $28.473   $31.477
                               $12.003  $15.343   $16.414   $16.420   $18.218
  Ending AUV................   $26.771  $28.566   $28.473   $31.477   $36.647
                               $15.343  $16.414   $16.420   $18.218   $21.295
  Ending Number of AUs......   256,963  240,440   212,131   179,463   154,442
                               22       22        22        22        0
------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   $12.818  $16.415   $17.264   $17.438   $19.482
                               $6.512   $8.373    $8.830    $8.954    $10.044
  Ending AUV................   $16.415  $17.264   $17.438   $19.482   $22.989
                               $8.373   $8.830    $8.954    $10.044   $11.900
  Ending Number of AUs......   961,958  878,526   760,988   693,200   612,084
                               524      524       524       524       72
------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............   $33.199  $47.916   $54.119   $49.680   $60.786
                               $7.861   $11.392   $12.901   $11.890   $14.607
  Ending AUV................   $47.916  $54.119   $49.680   $60.786   $81.537
                               $11.392  $12.901   $11.890   $14.607   $19.672
  Ending Number of AUs......   289,313  270,056   244,867   209,288   184,321
                               926      926       926       450       0
------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 1/26/01)
  Beginning AUV.............   $14.073  $13.888   $13.750   $13.542   $13.341
                               $11.531  $11.425   $11.342   $11.215   $11.093
  Ending AUV................   $13.888  $13.750   $13.542   $13.341   $13.141
                               $11.425  $11.342   $11.215   $11.093   $10.971
  Ending Number of AUs......   416,237  367,410   336,087   297,144   241,694
                               30       30        30        30        0
------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                 FISCAL       FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                  YEAR         YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED       ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS              4/30/04     4/30/05    4/30/06    4/30/07    4/30/08    4/30/09
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 4/6/01)
  Beginning AUV............   (a)$15.637    $16.594    $17.235    $17.476    $18.754    $19.340
                              (b)N/A        N/A        $12.777    $13.007    $14.014    $14.510
  Ending AUV...............   (a)$16.594    $17.235    $17.476    $18.754    $19.340    $18.660
                              (b)N/A        N/A        $13.007    $14.014    $14.510    $14.056
  Ending Number of AUs.....   (a)634,989    500,897    368,666    299,842    264,197    212,736
                              (b)N/A        N/A        0          0          0          0
-------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............   (a)$22.336    $29.081    $31.579    $36.641    $41.733    $40.096
                              (b)$7.875     $10.294    $11.223    $13.074    $14.951    $14.422
  Ending AUV...............   (a)$29.081    $31.579    $36.641    $41.733    $40.096    $25.481
                              (b)$10.294    $11.223    $13.074    $14.951    $14.422    $9.202
  Ending Number of AUs.....   (a)860,682    736,735    611,559    640,930    513,330    410,122
                              (b)1,375      1,204      1,168      1,168      952        952
-------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/15/04)
  Beginning AUV............   (a)$8.758     $10.912    $11.108    $11.749    $13.680    $12.748
                              (b)$11.646    $11.804    $12.064    $12.811    $14.977    $14.024
  Ending AUV...............   (a)$10.912    $11.108    $11.749    $13.680    $12.748    $8.704
                              (b)$11.804    $12.064    $12.811    $14.977    $14.024    $9.642
  Ending Number of AUs.....   (a)609,287    496,507    377,380    301,715    247,179    204,780
                              (b)8          8          4          4          4          4
-------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 10/24/00)
  Beginning AUV............   (a)$6.102     $9.107     $11.202    $18.302    $21.277    $25.638
                              (b)N/A        N/A        $15.408    $25.275    $29.501    $35.690
  Ending AUV...............   (a)$9.107     $11.202    $18.302    $21.277    $25.638    $13.652
                              (b)N/A        N/A        $25.275    $29.501    $35.690    $19.081
  Ending Number of AUs.....   (a)680,531    544,013    595,058    466,456    439,706    364,153
                              (b)N/A        N/A        0          0          0          0
-------------------------------------------------------------------------------------------------

EQUITY INDEX - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV............   (a)$6.794     $8.190     $8.555     $9.708     $10.984    $10.293
                              (b)N/A        N/A        $7.831     $8.921     $10.134    $9.536
  Ending AUV...............   (a)$8.190     $8.555     $9.708     $10.984    $10.293    $6.560
                              (b)N/A        N/A        $8.921     $10.134    $9.536     $6.101
  Ending Number of AUs.....   (a)5,140,659  4,114,983  3,059,876  2,345,019  1,882,083  1,426,489
                              (b)N/A        N/A        0          0          0          0
-------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) N/A)
  Beginning AUV............   (a)$13.207    $16.286    $17.263    $19.241    $21.474    $19.756
                              (b)N/A        N/A        $0         $0         $0         $0
  Ending AUV...............   (a)$16.286    $17.263    $19.241    $21.474    $19.756    $13.388
                              (b)N/A        N/A        $0         $0         $0         $0
  Ending Number of AUs.....   (a)428,881    329,288    225,546    175,835    144,341    128,495
                              (b)N/A        N/A        0          0          0          0
-------------------------------------------------------------------------------------------------

                                FISCAL                FISCAL    FISCAL    FISCAL
                                 YEAR     8 MONTHS     YEAR      YEAR      YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED
VARIABLE PORTFOLIOS            4/30/10    12/31/10   12/31/11  12/31/12  12/31/13
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 4/6/01)
  Beginning AUV............   $18.660    $23.636    $24.669    $25.925   $28.525
                              $14.056    $17.877    $18.707    $19.739   $21.805
  Ending AUV...............   $23.636    $24.669    $25.925    $28.525   $28.566
                              $17.877    $18.707    $19.739    $21.805   $22.402
  Ending Number of AUs.....   201,210    194,282    169,566    152,274   139,847
                              0          0          0          0         0
---------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............   $25.481    $34.970    $37.103    $35.092   $39.062
                              $9.202     $12.680    $13.489    $12.809   $14.316
  Ending AUV...............   $34.970    $37.103    $35.092    $39.062   $51.570
                              $12.680    $13.489    $12.809    $14.316   $18.975
  Ending Number of AUs.....   370,936    341,410    291,549    245,322   212,496
                              952        952        952        560       331
---------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/15/04)
  Beginning AUV............   $8.704     $11.924    $12.809    $14.255   $16.023
                              $9.642     $13.303    $14.366    $16.097   $18.238
  Ending AUV...............   $11.924    $12.809    $14.255    $16.023   $21.620
                              $13.303    $14.366    $16.097    $18.238   $24.738
  Ending Number of AUs.....   177,753    165,676    158,911    133,131   119,163
                              4          4          4          4         0
---------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 10/24/00)
  Beginning AUV............   $13.652    $20.801    $23.996    $17.516   $20.541
                              $19.081    $29.190    $33.762    $24.744   $29.134
  Ending AUV...............   $20.801    $23.996    $17.516    $20.541   $19.600
                              $29.190    $33.762    $24.744    $29.134   $29.533
  Ending Number of AUs.....   341,570    300,171    244,751    209,847   167,728
                              0          0          0          0         0
---------------------------------------------------------------------------------

EQUITY INDEX - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV............   $6.560     $8.950     $9.513     $9.542    $10.841
                              $6.101     $8.359     $8.907     $8.970    $10.233
  Ending AUV...............   $8.950     $9.513     $9.542     $10.841   $14.070
                              $8.359     $8.907     $8.970     $10.233   $11.728
  Ending Number of AUs.....   1,249,940  1,144,865  1,008,160  870,415   784,852
                              0          0          0          0         0
---------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) N/A)
  Beginning AUV............   $13.388    $17.713    $19.296    $19.036   $21.967
                              $0         $0         $0         $0        $0
  Ending AUV...............   $17.713    $19.296    $19.036    $21.967   $28.469
                              $0         $0         $0         $0        $16.626
  Ending Number of AUs.....   120,947    105,232    91,230     71,673    62,750
                              0          0          0          0         0
---------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                   FISCAL       FISCAL     FISCAL     FISCAL     FISCAL    FISCAL
                                    YEAR         YEAR       YEAR       YEAR       YEAR      YEAR
                                    ENDED       ENDED      ENDED      ENDED      ENDED     ENDED
VARIABLE PORTFOLIOS                4/30/04     4/30/05    4/30/06    4/30/07    4/30/08   4/30/09
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   (a)$14.568    $16.767    $16.392    $19.012    $19.834    $21.141
                                (b)$5.051     $5.835     $5.728     $6.668     $6.982     $7.464
  Ending AUV.................   (a)$16.767    $16.392    $19.012    $19.834    $21.141    $12.533
                                (b)$5.835     $5.728     $6.668     $6.982     $7.464     $4.434
  Ending Number of AUs.......   (a)1,418,311  1,116,207  812,915    621,898    501,902    418,735
                                (b)174        174        189        174        174        174
-------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   (a)$16.849    $16.975    $17.683    $18.119    $18.629    $21.158
                                (b)N/A        N/A        $12.171    $12.483    $12.832    $14.597
  Ending AUV.................   (a)$16.975    $17.683    $18.119    $18.629    $21.158    $20.179
                                (b)N/A        N/A        $12.483    $12.832    $14.597    $13.962
  Ending Number of AUs.......   (a)424,680    337,148    257,706    212,271    209,814    166,388
                                (b)N/A        N/A        24         24         24         24
-------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 12/11/00)
  Beginning AUV..............   (a)$13.156    $15.834    $16.714    $22.433    $26.137    $25.181
                                (b)$5.753     $6.938     $7.359     $9.911     $11.595    $11.214
  Ending AUV.................   (a)$15.834    $16.714    $22.433    $26.137    $25.181    $14.680
                                (b)$6.938     N/A        $9.911     $11.595    $11.214    $6.572
  Ending Number of AUs.......   (a)522,178    430,108    351,150    311,898    260,212    211,805
                                (b)212        N/A        0          0          0          0
-------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 2/8/01)
  Beginning AUV..............   (a)$16.834    $16.804    $17.353    $17.180    $18.078    $18.940
                                (b)$12.253    $12.280    $12.732    $12.656    $13.371    $14.064
  Ending AUV.................   (a)$16.804    $17.353    $17.180    $18.078    $18.940    $19.374
                                (b)$12.280    $12.732    $12.656    $13.371    $14.064    $14.444
  Ending Number of AUs.......   (a)2,682,883  1,995,979  1,474,874  1,180,632  1,011,087  844,486
                                (b)175        132        132        132        77         77
-------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   (a)$21.660    $26.870    $28.327    $33.323    $37.311    $36.496
                                (b)$6.553     $8.163     $8.640     $10.204    $11.471    $11.266
  Ending AUV.................   (a)$26.870    $28.327    $33.323    $37.311    $36.496    $23.277
                                (b)$8.163     $8.640     $10.204    $11.471    $11.266    $7.214
  Ending Number of AUs.......   (a)743,102    606,500    475,482    388,417    352,337    292,549
                                (b)1,707      1,317      1,256      1,256      973        973
-------------------------------------------------------------------------------------------------

GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   (a)$22.086    $26.313    $26.725    $31.224    $33.998    $32.221
                                (b)$6.407     $7.659     $7.809     $9.160     $10.014    $9.529
  Ending AUV.................   (a)$26.313    $26.725    $31.224    $33.998    $32.221    $20.107
                                (b)$7.659     $7.809     $9.160     $10.014    $9.529     $5.964
  Ending Number of AUs.......   (a)2,102,000  1,686,135  1,259,880  972,775    820,352    645,017
                                (b)663        262        190        190        190        190
-------------------------------------------------------------------------------------------------

                                 FISCAL             FISCAL    FISCAL    FISCAL
                                  YEAR   8 MONTHS    YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS             4/30/10  12/31/10  12/31/11  12/31/12  12/31/13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   $12.533  $16.754   $18.671   $17.429   $19.994
                                $4.434   $5.942    $6.644    $6.235    $7.188
  Ending AUV.................   $16.754  $18.671   $17.429   $19.994   $27.065
                                $5.942   $6.644    $6.235    $7.188    $9.768
  Ending Number of AUs.......   384,500  354,187   308,274   276,634   241,886
                                87       87        87        0         0
-------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   $20.179  $22.354   $23.524   $24.568   $25.205
                                $13.962  $15.504   $16.349   $17.137   $17.671
  Ending AUV.................   $22.354  $23.524   $24.568   $25.205   $24.011
                                $15.504  $16.349   $17.137   $17.671   $16.910
  Ending Number of AUs.......   152,370  138,773   121,501   106,063   92,384
                                24       24        24        24        0
-------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 12/11/00)
  Beginning AUV..............   $14.680  $20.153   $21.893   $19.376   $22.367
                                $6.572   $9.078    $9.912    $8.832    $10.270
  Ending AUV.................   $20.153  $21.893   $19.376   $22.367   $27.876
                                $9.078   $9.912    $8.832    $10.270   $11.448
  Ending Number of AUs.......   192,113  174,547   150,187   134,335   121,511
                                0        0         0         0         0
-------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 2/8/01)
  Beginning AUV..............   $19.374  $20.257   $20.586   $21.772   $22.316
                                $14.444  $15.164   $15.451   $16.406   $16.884
  Ending AUV.................   $20.257  $20.586   $21.772   $22.316   $21.579
                                $15.164  $15.451   $16.406   $16.884   $16.392
  Ending Number of AUs.......   712,133  631,123   538,912   465,006   402,086
                                77       77        77        0         0
-------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   $23.277  $32.634   $34.568   $32.004   $36.020
                                $7.214   $10.154   $10.785   $10.025   $11.328
  Ending AUV.................   $32.634  $34.568   $32.004   $36.020   $48.088
                                $10.154  $10.785   $10.025   $11.328   $15.184
  Ending Number of AUs.......   258,931  230,496   191,187   166,297   141,902
                                973      973       973       973       372
-------------------------------------------------------------------------------

GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..............   $20.107  $26.314   $27.890   $29.841   $33.521
                                $5.964   $7.823    $8.313    $8.934    $10.118
  Ending AUV.................   $26.314  $27.890   $29.841   $33.521   $43.618
                                $7.823   $8.313    $8.934    $10.118   $13.230
  Ending Number of AUs.......   582,402  522,215   437,644   390,527   344,335
                                150      150       150       150       69
-------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      FISCAL     FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                                       ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
VARIABLE PORTFOLIOS                   4/30/04   4/30/05  4/30/06  4/30/07  4/30/08  4/30/09
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV..................   (a)$13.073  $15.445  $17.310  $19.922  $22.094  $21.247
                                    (b)N/A      N/A      $12.453  $14.361  $15.950  $15.363
  Ending AUV.....................   (a)$15.445  $17.310  $19.922  $22.094  $21.247  $15.780
                                    (b)N/A      N/A      $14.361  $15.950  $15.363  $11.426
  Ending Number of AUs...........   (a)340,552  272,262  201,721  188,501  146,590  125,934
                                    (b)N/A      N/A      22       21       21       21
-------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/4/04)
  Beginning AUV..................   (a)$7.134   $9.425   $10.452  $13.929  $16.019  $16.414
                                    (b)N/A      $10.295  $11.072  $14.799  $17.080  $17.547
  Ending AUV.....................   (a)$9.425   $10.452  $13.929  $16.019  $16.414  $9.452
                                    (b)N/A      $11.072  $14.799  $17.080  $17.547  $10.131
  Ending Number of AUs...........   (a)390,108  341,679  317,227  276,894  263,148  218,854
                                    (b)N/A      44       44       44       44       44
-------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/24/99 (b) 10/24/00)
  Beginning AUV..................   (a)$8.580   $11.670  $13.105  $17.683  $20.692  $19.595
                                    (b)$5.970   $8.153   $9.192   $12.453  $14.630  $13.910
  Ending AUV.....................   (a)$11.670  $13.105  $17.683  $20.692  $19.595  $10.112
                                    (b)$8.153   $9.192   $12.453  $14.630  $13.910  $7.207
  Ending Number of AUs...........   (a)583,393  551,102  501,721  496,563  437,413  345,299
                                    (b)750      750      722      712      712      712
-------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) 10/24/00)
  Beginning AUV..................   (a)$12.697  $15.878  $20.848  $26.911  $33.682  $27.985
                                    (b)$12.984  $16.353  $21.570  $27.913  $35.000  $29.088
  Ending AUV.....................   (a)$15.878  $20.848  $26.911  $33.682  $27.985  $14.083
                                    (b)$16.353  $21.570  $27.913  $35.000  $29.088  $14.694
  Ending Number of AUs...........   (a)341,188  319,242  265,567  250,482  145,959  109,677
                                    (b)8        8        16       15       15       15
-------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 2/8/01)
  Beginning AUV..................   (a)$13.176  $17.750  $20.462  $27.190  $29.133  $25.175
                                    (b)$9.207   $12.453  $14.413  $19.229  $20.687  $17.949
  Ending AUV.....................   (a)$17.750  $20.462  $27.190  $29.133  $25.175  $17.076
                                    (b)$12.453  $14.413  $19.229  $20.687  $17.949  $12.227
  Ending Number of AUs...........   (a)494,691  456,434  384,054  340,500  246,769  196,153
                                    (b)427      427      416      416      362      362
-------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..................   (a)$8.861   $10.157  $11.746  $12.980  $16.747  $17.971
                                    (b)$6.353   $7.375   $8.589   $9.555   $12.388  $13.321
  Ending AUV.....................   (a)$10.157  $11.746  $12.980  $16.747  $17.971  $11.181
                                    (b)$7.375   $8.589   $9.555   $12.388  $13.321  $8.318
  Ending Number of AUs...........   (a)330,953  276,507  208,914  175,767  154,479  123,614
                                    (b)15       59       20       52       52       52
-------------------------------------------------------------------------------------------

                                     FISCAL             FISCAL    FISCAL    FISCAL
                                      YEAR   8 MONTHS    YEAR      YEAR      YEAR
                                     ENDED     ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS                 4/30/10  12/31/10  12/31/11  12/30/12  12/31/13
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV..................   $15.780  $21.548   $22.924   $23.608   $27.275
                                    $11.426  $15.625   $16.655   $17.187   $19.971
  Ending AUV.....................   $21.548  $22.924   $23.608   $27.275   $29.067
                                    $15.625  $16.655   $17.187   $19.971   $21.393
  Ending Number of AUs...........   119,326  116,270   111,602   103,998   92,696
                                    21       21        21        21        0
-----------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/4/04)
  Beginning AUV..................   $9.452   $12.640   $13.851   $11.681   $13.537
                                    $10.131  $13.610   $14.950   $12.625   $14.744
  Ending AUV.....................   $12.640  $13.851   $11.681   $13.537   $16.127
                                    $13.610  $14.950   $12.625   $14.744   $17.645
  Ending Number of AUs...........   199,036  179,552   151,511   124,717   111,206
                                    44       44        44        44        0
-----------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/24/99 (b) 10/24/00)
  Beginning AUV..................   $10.112  $13.617   $14.572   $12.406   $14.860
                                    $7.207   $9.744    $10.455   $8.937    $10.747
  Ending AUV.....................   $13.617  $14.572   $12.406   $14.860   $17.910
                                    $9.744   $10.455   $8.937    $10.747   $13.005
  Ending Number of AUs...........   300,805  260,209   220,559   191,547   162,087
                                    712      712       712       361       318
-----------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) 10/24/00)
  Beginning AUV..................   $14.083  $21.887   $22.932   $24.492   $28.356
                                    $14.694  $22.894   $24.037   $25.767   $29.957
  Ending AUV.....................   $21.887  $22.932   $24.492   $28.356   $27.420
                                    $22.894  $24.037   $25.767   $29.957   $29.078
  Ending Number of AUs...........   95,920   94,506    80,929    70,623    62,124
                                    15       15        15        15        0
-----------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 2/8/01)
  Beginning AUV..................   $17.076  $25.551   $27.296   $26.087   $30.366
                                    $12.227  $18.364   $19.667   $18.867   $22.043
  Ending AUV.....................   $25.551  $27.296   $26.087   $30.366   $40.598
                                    $18.364  $19.667   $18.867   $22.043   $29.523
  Ending Number of AUs...........   196,093  199,740   140,852   118,130   103,514
                                    362      362       362       13        0
-----------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV..................   $11.181  $15.033   $16.747   $17.576   $19.696
                                    $8.318   $11.228   $12.549   $13.209   $14.924
  Ending AUV.....................   $15.033  $16.747   $17.576   $19.696   $23.338
                                    $11.228  $12.549   $13.209   $14.924   $17.773
  Ending Number of AUs...........   106,073  100,462   91,771    81,272    73,054
                                    52       52        52        52        0
-----------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                    FISCAL     FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                     YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                                     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
VARIABLE PORTFOLIOS                 4/30/04   4/30/05  4/30/06  4/30/07  4/30/08  4/30/09
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) N/A)
  Beginning AUV................   (a)$15.732  $17.303  $18.735  $20.622  $22.587  $22.972
                                  (b)N/A      N/A      $0       $0       $0       $0
  Ending AUV...................   (a)$17.303  $18.735  $20.622  $22.587  $22.972  $24.381
                                  (b)N/A      N/A      $0       $0       $0       $0
  Ending Number of AUs.........   (a)118,994  94,361   78,790   69,724   60,654   72,809
                                  (b)N/A      N/A      0        0        0        0
-----------------------------------------------------------------------------------------

                                   FISCAL             FISCAL    FISCAL      FISCAL
                                    YEAR   8 MONTHS    YEAR      YEAR        YEAR
                                   ENDED     ENDED     ENDED     ENDED       ENDED
VARIABLE PORTFOLIOS               4/30/10  12/31/10  12/31/11  12/31/12    12/31/13
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) N/A)
  Beginning AUV................   $24.381  $26.760   $27.385   $28.767   $30.476
                                  $0       $0        $0        $0        $0
  Ending AUV...................   $26.760  $27.385   $28.767   $30.476   $29.018
                                  $0       $0        $0        $0        $23.26521334
  Ending Number of AUs.........   75,127   84,900    80,320    66,193    58,953
                                  0        0         0         0         0
-------------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX B - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                     PROGRAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table assumes a $100,000 initial investment in a Qualified contract with no additional premiums, no withdrawals, no step-ups, no premium taxes, current growth rates, and election of the optional Income Protector program at contract issue.


-------------------------------------------------------------------------------
                          INCOME       ANNUAL INCOME IF YOU ANNUITIZE ON THE
                         PROTECTOR       FOLLOWING CONTRACT ANNIVERSARIES:
IF AT ISSUE YOU ARE       OPTION     1 - 6      7        10       15       20
-------------------------------------------------------------------------------
Male or Female             Plus      5,500     6,379    8,275   10,931   10,931
Age 45*                     Max      6,290     7,728   11,035   16,044   16,044
-------------------------------------------------------------------------------
Joint Spousal Owners       Plus      4,884     5,603    7,119    9,164    7,164
Age 45                      Max      5,586     6,788    9,493   13,451   13,451
-------------------------------------------------------------------------------



 * Life Annuity with 10-year Period Certain

** Joint and 100% Survivor Annuity with 20-Year Period Certain

This table assumes a $100,000 initial investment in a Non-Qualified contract with no additional premiums, no withdrawals, no step-ups, no premium taxes, current growth rates, and election of the optional Income Protector program at contract issue.


-------------------------------------------------------------------------------
                          INCOME       ANNUAL INCOME IF YOU ANNUITIZE ON THE
                         PROTECTOR       FOLLOWING CONTRACT ANNIVERSARIES:
IF AT ISSUE YOU ARE       OPTION     1 - 6      7        10       15       20
-------------------------------------------------------------------------------
Male                       Plus      5,744     6,683    8,717   11,571   11,571
Age 45*                     Max      6,569     8,096   11,624   16,982   16,982
-------------------------------------------------------------------------------
Female                     Plus      5,256     6,075    7,833   10,292   10,292
Age 45*                     Max      6,011     7,360   10,446   15,106   15,106
-------------------------------------------------------------------------------



 * Life Annuity with 10-year Period Certain

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION           ISSUE STATE
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 2.0%     Maine
                            for Non-Qualified contracts based on
                            total Purchase Payments when you begin
                            the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 3.5%     Nevada
                            for Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 1.25%
                            for Non-Qualified contracts based on
                            total Purchase Payments when you begin
                            the Income Phase. For any amount in
                            excess of $500,000 in the contract, we
                            deduct front-end premium tax charges of
                            0.08% for Non-Qualified contracts based
                            on total Purchase Payments when you
                            begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     Wyoming
                            for Non-Qualified contracts based on
                            total Purchase Payments when you begin
                            the Income Phase.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Oregon
                            incur a $25 fee.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Texas
                            incur a $10 fee.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO NOVEMBER 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTION IF YOUR CONTRACT WAS ISSUED BEFORE NOVEMBER 24, 2003:

If you should die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit (unless limited by your Plan) is the greatest of:

     1. Total Purchase Payments minus total withdrawals and loans (and any fees and charges applicable to those withdrawals and/or loans) at the time We receive satisfactory proof of death; or

     2. Contract Value at the time We receive satisfactory proof of death and all required paperwork.

     We do not pay a death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments (or a portion thereof) in accordance with the income option you selected.

  Please forward a copy (without charge) of the Polaris Plus Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN




                         Polaris Plus Variable Annuity





This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2014 relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:



                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570


                                  May 1, 2014

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Separate Account and the Company.........................................     3

General Account..........................................................     4

Performance Data.........................................................     5

Annuity Income Payments..................................................     8

Annuity Unit Values......................................................     9

Taxes....................................................................    13

Broker-Dealer Firms Receiving Revenue Sharing Payments...................    24

Distribution of Contracts................................................    25

Financial Statements.....................................................    25


                        SEPARATE ACCOUNT AND THE COMPANY

     American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Polaris Plus contracts were issued by SunAmerica Annuity in all states except New York.

     Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

     The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

        The Separate Account is divided into Variable Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                        AMERICAN HOME ASSURANCE COMPANY

        All references in this Statement of Additional Information to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                 GENERAL ACCOUNT

        The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). Assets supporting amounts allocated to fixed investment options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

        Performance data for the various Portfolios are computed in the manner described below.


                           CASH MANAGEMENT PORTFOLIO

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

               Base Period Return = (EV-SV)/(SV)

        where:

              SV = value of one Accumulation Unit at the start of a 7 day period

              EV = value of one Accumulation Unit at the end of the 7 day period


        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                          365/7
               Effective Yield = [(Base Period Return + 1)      - 1]

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments.

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in the value of your investment.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account other than the Cash Management Portfolio also compute their performance data as "total return."


Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

               P(1+T)n = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        These rates of return do not reflect election of any optional features. The rates of return would be lower if the optional features were included in the calculations. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

        The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

        For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

        For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

        If contract holders elect to begin annuity income payments using the Income Protector program, the income benefit base is determined as described in the prospectus. The initial annuity income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

        The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. The amount of the second and each subsequent annuity income payment is the same as that determined above for the first monthly annuity income payment.


                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable income payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable income payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each variable income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the Underlying Fund in which the Portfolio invests; it is also reduced by Separate Account asset charges.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)

                          = 1.00174825

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         (1/12)
               1/[(1.035)      ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Annuity Income Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

        P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of 4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

            First Annuity Income Payment = 4.92 x ($116,412.31/$1,000) = $572.75

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

             Annuity Units = $572.75/$13.256932 = 43.203812

        P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second annuity income payment due date:

             Second Annuity Income Payment = 43.203812 x $13.327695 = $575.81

        The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

        Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:



    -  after attaining age 591/2;



    -  when paid to your beneficiary after you die;



    -  after you become disabled (as defined in the Code);



    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;



    - which are attributable to Purchase Payments made prior to August 14, 1982.



On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).


Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2014 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2014 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2014 may not exceed the lesser of $52,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2014 of less than $96,000, your contribution may be fully deductible; if your income is between $96,000 and $116,000, your contribution may be partially deductible and if your income is $116,000 or more, your contribution may not be deductible. If you are single and your income in 2014 is less than $60,000, your contribution may be fully deductible; if your income is between $60,000 and $70,000, your contribution may be partially deductible and if your income is $70,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2014 is between $181,000 and $191,000, your contribution may be partially deductible.

(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2014 is less than:
$181,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)


Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2013, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
Capital Investment Group, Inc
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investacorp, Inc
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Stanley & Co., Incorporated
M&T Securities, Inc.
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Santander Securities LLC
Securities America, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered through AIG Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for Variable Annuity Account Seven, American General Life Insurance Company ("AGL"), American Home Assurance Company and American International Group, Inc.

     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company for the year ended December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated



     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011



     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2013 and 2012

     The financial statements of the AGL listed above should be considered only as bearing on the ability of the AGL to meet its obligation under the contracts.

     You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


     On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.


     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013


     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

AMERICAN GENERAL
Life Companies

                                                  Variable Annuity Account Seven

                                                                            2013

                                                                   Annual Report

                                                              December 31, 2013

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
American General Life Insurance Company and Contract Owners of
Variable Annuity Account Seven

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the Variable Annuity Account Seven at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

April 25, 2014

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                                                     Contract                          Net assets
                               Investment          Due from (to)                     owners -   Contract owners -   attributable to
                            securities - at    American General Life                  annuity      accumulation      contract owner
Sub-accounts                   fair value        Insurance Company      Net Assets   reserves        reserves           reserves
--------------------------  ----------------  -----------------------  ------------  ---------  ------------------  ----------------
Lord Abbett Growth and
  Income Portfolio
  Class VC                  $    121,091,260  $                     -  $121,091,260  $ 287,233  $      120,804,027  $    121,091,260
American Funds Growth-
  Income Fund Class 2            412,056,459                        -   412,056,459    411,979         411,644,480       412,056,459
American Funds Growth
  Fund Class 2                   244,676,769                        -   244,676,769    289,335         244,387,434       244,676,769
Lord Abbett Mid Cap Stock
  Portfolio Class VC              77,949,580                        -    77,949,580     69,127          77,880,453        77,949,580
American Funds Asset
  Allocation Fund Class 2        365,584,176                        -   365,584,176    470,053         365,114,123       365,584,176
American Funds Global
  Growth Fund Class 2            327,531,412                        -   327,531,412    251,002         327,280,410       327,531,412
Invesco VI American
  Franchise Fund Series II         5,899,166                        -     5,899,166          -           5,899,166         5,899,166
Invesco VI Comstock
  Fund Series II                 283,507,573                        -   283,507,573    188,216         283,319,357       283,507,573
Invesco VI Growth and
  Income Fund Series II          289,855,640                        -   289,855,640    258,603         289,597,037       289,855,640
Franklin Income Securities
  Fund                            33,527,085                        -    33,527,085     26,169          33,500,916        33,527,085
Franklin Templeton VIP
  Founding Funds
  Allocations Fund Class 2        17,293,792                        -    17,293,792          -          17,293,792        17,293,792
AST Growth Portfolio
  Class 1                         32,037,012                        -    32,037,012     89,126          31,947,886        32,037,012
AST Growth Portfolio
  Class 3                          5,506,047                        -     5,506,047      4,367           5,501,680         5,506,047
AST Government and
  Quality Bond Portfolio
  Class 1                         41,570,606                        -    41,570,606     77,870          41,492,736        41,570,606
AST Government and
  Quality Bond Portfolio
  Class 3                        171,288,409                        -   171,288,409     12,837         171,275,572       171,288,409
AST Capital Appreciation
  Portfolio Class 1               79,467,770                        -    79,467,770    258,088          79,209,682        79,467,770
AST Capital Appreciation
  Portfolio Class 3              146,217,010                        -   146,217,010     92,416         146,124,594       146,217,010
AST Natural Resources
  Portfolio Class 3                5,802,117                        -     5,802,117          -           5,802,117         5,802,117
SAST Equity Index
  Portfolio Class 1               11,042,792                        -    11,042,792     16,300          11,026,492        11,042,792
SAST Small Company
  Value Portfolio Class 1          4,202,516                        -     4,202,516          -           4,202,516         4,202,516
SAST Small Company
  Value Portfolio Class 3         35,459,134                        -    35,459,134     13,833          35,445,301        35,459,134
SAST Mid-Cap Growth
  Portfolio Class 1                4,620,399                        -     4,620,399      9,852           4,610,547         4,620,399
SAST Mid-Cap Growth
  Portfolio Class 3               24,526,233                        -    24,526,233      5,087          24,521,146        24,526,233
SAST Capital Growth
  Portfolio Class 1                  898,784                        -       898,784          -             898,784           898,784
SAST Capital Growth
  Portfolio Class 3                3,823,323                        -     3,823,323          -           3,823,323         3,823,323
SAST Blue Chip Growth
  Portfolio Class 1                1,567,805                        -     1,567,805          -           1,567,805         1,567,805
SAST Blue Chip Growth
  Portfolio Class 3                3,167,173                        -     3,167,173          -           3,167,173         3,167,173
SAST Growth
  Opportunities Portfolio
  Class 1                          2,031,411                        -     2,031,411          -           2,031,411         2,031,411
SAST Growth
  Opportunities Portfolio
  Class 3                         22,855,474                        -    22,855,474      3,130          22,852,344        22,855,474
SAST Technology
  Portfolio Class 1                  350,624                        -       350,624          -             350,624           350,624
SAST Technology
  Portfolio Class 3                  718,532                        -       718,532          -             718,532           718,532
SAST Marsico Focused
  Growth Portfolio
  Class 3                         16,291,121                        -    16,291,121          -          16,291,121        16,291,121
SAST Small & Mid Cap
  Value Portfolio
  Class 3                         47,709,929                        -    47,709,929     20,728          47,689,201        47,709,929
SAST Foreign Value
  Portfolio Class 3              105,700,199                        -   105,700,199     17,578         105,682,621       105,700,199
SAST Cash Management
  Portfolio Class 1               13,948,521                        -    13,948,521     97,940          13,850,581        13,948,521
SAST Cash Management
  Portfolio Class 3               11,594,279                        -    11,594,279          -          11,594,279        11,594,279
SAST Corporate Bond
  Portfolio Class 1               54,649,711                        -    54,649,711     32,849          54,616,862        54,649,711
SAST Corporate Bond
  Portfolio Class 3              207,084,383                        -   207,084,383    130,723         206,953,660       207,084,383
SAST Global Bond
  Portfolio Class 1               11,831,585                        -    11,831,585      7,752          11,823,833        11,831,585
SAST Global Bond
  Portfolio Class 3               41,823,434                        -    41,823,434     18,118          41,805,316        41,823,434
SAST High-Yield Bond
  Portfolio Class 1               13,109,667                        -    13,109,667      3,157          13,106,510        13,109,667
SAST High-Yield Bond
  Portfolio Class 3               44,998,208                        -    44,998,208     59,583          44,938,625        44,998,208
AST Asset Allocation
  Portfolio Class 1               12,011,828                        -    12,011,828     48,329          11,963,499        12,011,828
AST Asset Allocation
  Portfolio Class 3               12,907,632                        -    12,907,632          -          12,907,632        12,907,632
SAST Growth-Income
  Portfolio Class 1               20,492,451                        -    20,492,451     86,826          20,405,625        20,492,451
SAST Growth-Income
  Portfolio Class 3               48,750,303                        -    48,750,303      4,425          48,745,878        48,750,303
SAST Global Equities
  Portfolio Class 1                5,542,705                        -     5,542,705        247           5,542,458         5,542,705
SAST Global Equities
  Portfolio Class 3                2,356,088                        -     2,356,088          -           2,356,088         2,356,088
SAST Alliance Growth
  Portfolio Class 1               24,138,772                        -    24,138,772     21,491          24,117,281        24,138,772
SAST Alliance Growth
  Portfolio Class 3               10,575,523                        -    10,575,523          -          10,575,523        10,575,523
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 1                5,506,440                        -     5,506,440     22,764           5,483,676         5,506,440
SAST MFS Massachusetts
  Investors Trust
  Portfolio Class 3               89,501,822                        -    89,501,822          -          89,501,822        89,501,822
SAST Fundamental
  Growth Portfolio
  Class 1                         11,816,168                        -    11,816,168     15,100          11,801,068        11,816,168
SAST Fundamental
  Growth Portfolio
  Class 3                          3,814,180                        -     3,814,180      2,038           3,812,142         3,814,180
SAST Dynamic Allocation
  Portfolio Class 3              334,890,050                        -   334,890,050          -         334,890,050       334,890,050
SAST International
  Diversified Equities
  Portfolio Class 1                5,080,422                        -     5,080,422     38,554           5,041,868         5,080,422
SAST International
  Diversified Equities
  Portfolio Class 3               13,989,832                        -    13,989,832      6,403          13,983,429        13,989,832
SAST Davis Venture Value
  Portfolio Class 1               58,859,770                        -    58,859,770     95,707          58,764,063        58,859,770
SAST Davis Venture Value
  Portfolio Class 3              103,053,887                        -   103,053,887      7,804         103,046,083       103,053,887
SAST MFS Total Return
  Portfolio Class 1               80,445,917                        -    80,445,917    239,693          80,206,224        80,445,917
SAST MFS Total Return
  Portfolio Class 3              131,456,196                        -   131,456,196     33,352         131,422,844       131,456,196
SAST Total Return Bond
  Portfolio Class 1               22,383,326                        -    22,383,326    137,720          22,245,606        22,383,326
SAST Total Return Bond
  Portfolio Class 3              176,911,221                        -   176,911,221      4,297         176,906,924       176,911,221
SAST Telecom Utility
  Portfolio Class 1                2,446,966                        -     2,446,966     15,750           2,431,216         2,446,966
SAST Telecom Utility
  Portfolio Class 3                1,690,796                        -     1,690,796          -           1,690,796         1,690,796
SAST Equity Opportunities
  Portfolio Class 1                9,928,834                        -     9,928,834     26,464           9,902,370         9,928,834
SAST Equity Opportunities
  Portfolio Class 3               19,077,053                        -    19,077,053          -          19,077,053        19,077,053
SAST Aggressive Growth
  Portfolio Class 1                5,743,097                        -     5,743,097      1,912           5,741,185         5,743,097
SAST Aggressive Growth
  Portfolio Class 3                1,011,200                        -     1,011,200          -           1,011,200         1,011,200
SAST International Growth
  and Income Portfolio
  Class 1                          9,560,940                        -     9,560,940     79,933           9,481,007         9,560,940
SAST International Growth
  and Income Portfolio
  Class 3                         24,846,281                        -    24,846,281      4,440          24,841,841        24,846,281
SAST Emerging Markets
  Portfolio Class 1                5,720,283                        -     5,720,283      8,619           5,711,664         5,720,283
SAST Emerging Markets
  Portfolio Class 3               14,235,894                        -    14,235,894      2,413          14,233,481        14,235,894
SAST Real Estate
  Portfolio Class 1                4,597,413                        -     4,597,413     10,641           4,586,772         4,597,413
SAST Real Estate
  Portfolio Class 3               22,753,729                        -    22,753,729          -          22,753,729        22,753,729
SAST Dogs of Wall Street
  Portfolio Class 1                4,867,238                        -     4,867,238     19,232           4,848,006         4,867,238
SAST Dogs of Wall Street
  Portfolio Class 3               21,663,776                        -    21,663,776     20,433          21,643,343        21,663,776
SAST Balanced Portfolio
  Class 1                         19,305,044                        -    19,305,044     75,802          19,229,242        19,305,044
SAST Balanced Portfolio
  Class 3                         15,671,824                        -    15,671,824          -          15,671,824        15,671,824
SST Real Return
  Portfolio Class 3               56,760,660                        -    56,760,660          -          56,760,660        56,760,660

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                            A               B              A+B=C             D              E               F            C+D+E+F
                                                                                                                        Increase
                                                                                                                       (decrease)
                                      Mortality and                                                     Net change       in net
                                       expense risk                     Net realized   Capital gain   in unrealized      assets
                                           and                           gain(loss)   distributions    appreciation     resulting
                     Dividends from   administrative   Net investment        on        from mutual    (depreciation)      from
Sub-accounts          mutual funds       charges       income (loss)    investments       funds       of investments   operations
-------------------- --------------- ---------------- ---------------- -------------- -------------- ---------------- -------------
Lord Abbett
  Growth and
  Income Portfolio
  Class VC           $       638,411 $    (1,035,872) $      (397,461) $   5,056,788  $            - $    30,914,846  $ 35,574,173
American Funds
  Growth-Income
  Fund Class 2             5,116,875      (3,332,341)       1,784,534     14,859,818               -      91,490,863   108,135,215
American Funds
  Growth Fund
  Class 2                  2,117,933      (2,005,703)         112,230      9,845,708               -      48,194,463    58,152,401
Lord Abbett Mid
  Cap Stock
  Portfolio Class VC         303,312        (653,185)        (349,873)     2,840,942               -      16,764,357    19,255,426
American Funds
  Asset Allocation
  Fund Class 2             4,912,019      (2,833,149)       2,078,870      9,106,079               -      55,686,860    66,871,809
American Funds
  Global Growth
  Fund Class 2             3,740,482      (2,637,195)       1,103,287     12,519,949               -      61,244,792    74,868,028
Invesco VI
  American
  Franchise Fund
  Series II                   13,137         (47,686)         (34,549)       584,043               -       1,238,832     1,788,326
Invesco VI
  Comstock Fund
  Series II                3,692,405      (2,267,582)       1,424,823     12,385,002               -      61,675,264    75,485,089
Invesco VI Growth
  and Income
  Fund Series II           3,376,811      (2,372,026)       1,004,785     13,699,387       2,333,506      57,719,618    74,757,296
Franklin Income
  Securities Fund          1,604,146        (246,943)       1,357,203        603,155               -       1,361,628     3,321,986
Franklin
  Templeton VIP
  Founding Funds
  Allocations Fund
  Class 2                  2,929,767        (192,064)       2,737,703      2,476,439       4,272,630      (4,938,852)    4,547,920
AST Growth
  Portfolio Class 1          236,831        (286,967)         (50,136)       739,224               -       8,201,593     8,890,681
AST Growth
  Portfolio Class 3           26,046         (41,413)         (15,367)       254,578               -       1,129,869     1,369,080
AST Government
  and Quality
  Bond Portfolio
  Class 1                  1,074,734        (426,374)         648,360        170,844         413,904      (2,629,832)   (1,396,724)
AST Government
  and Quality
  Bond Portfolio
  Class 3                  3,382,574      (1,345,693)       2,036,881         51,258       1,448,870      (8,281,746)   (4,744,737)
AST Capital
  Appreciation
  Portfolio Class 1                -        (703,412)        (703,412)     3,411,301       8,255,267      11,213,129    22,176,285
AST Capital
  Appreciation
  Portfolio Class 3                -      (1,072,654)      (1,072,654)     4,636,617      14,492,721      18,268,213    36,324,897
AST Natural
  Resources
  Portfolio Class 3           40,528         (49,490)          (8,962)      (415,244)              -         695,465       271,259
SAST Equity Index
  Portfolio Class 1           33,080        (128,748)         (95,668)       282,268               -       2,486,984     2,673,584
SAST Small
  Company Value
  Portfolio Class 1           34,345         (47,912)         (13,567)       229,965          12,413         887,303     1,116,114
SAST Small
  Company Value
  Portfolio Class 3          226,263        (323,507)         (97,244)     5,164,626         110,374       5,203,554    10,381,310
SAST Mid-Cap
  Growth Portfolio
  Class 1                          -         (35,354)         (35,354)       286,502               -       1,141,135     1,392,283
SAST Mid-Cap
  Growth Portfolio
  Class 3                          -        (212,331)        (212,331)     1,361,732               -       6,235,130     7,384,531
SAST Capital
  Growth Portfolio
  Class 1                      6,682          (7,502)            (820)        45,445               -         167,447       212,072
SAST Capital
  Growth Portfolio
  Class 3                     20,086         (30,833)         (10,747)       203,069               -         671,446       863,768
SAST Blue Chip
  Growth Portfolio
  Class 1                      4,824         (11,746)          (6,922)       123,133         105,228         160,720       382,159
SAST Blue Chip
  Growth Portfolio
  Class 3                      3,462         (25,892)         (22,430)       178,595         212,620         408,554       777,339
SAST Growth
  Opportunities
  Portfolio Class 1                -         (16,143)         (16,143)       129,743         108,869         354,125       576,594
SAST Growth
  Opportunities
  Portfolio Class 3                -        (234,076)        (234,076)     5,983,153       1,338,186         902,330     7,989,593
SAST Technology
  Portfolio Class 1                -          (2,852)          (2,852)        14,418               -          59,507        71,073
SAST Technology
  Portfolio Class 3                -          (5,747)          (5,747)        25,372               -         120,020       139,645
SAST Marsico
  Focused Growth
  Portfolio Class 3            1,406         (82,072)         (80,666)       255,911         347,702       2,037,620     2,560,567
SAST Small & Mid
  Cap Value
  Portfolio Class 3          122,296        (465,379)        (343,083)    11,524,184       3,495,570       1,583,782    16,260,453
SAST Foreign
  Value Portfolio
  Class 3                  1,646,691        (920,164)         726,527      3,816,364               -      15,382,419    19,925,310
SAST Cash
  Management
  Portfolio Class 1                -        (135,466)        (135,466)       (70,656)              -          33,497      (172,625)
SAST Cash
  Management
  Portfolio Class 3                -         (85,393)         (85,393)       (57,062)              -           6,335      (136,120)
SAST Corporate
  Bond Portfolio
  Class 1                  2,415,547        (517,613)       1,897,934      1,415,631         662,381      (3,718,693)      257,253
SAST Corporate
  Bond Portfolio
  Class 3                  8,145,612      (1,673,273)       6,472,339      2,782,455       2,362,833     (10,926,668)      690,959
SAST Global
  Bond Portfolio
  Class 1                    140,090        (116,504)          23,586       (222,224)        103,336        (498,775)     (594,077)
SAST Global
  Bond Portfolio
  Class 3                    358,058        (304,593)          53,465       (247,755)        327,871      (1,574,774)   (1,441,193)
SAST High-Yield
  Bond Portfolio
  Class 1                    699,443        (126,436)         573,007        426,409               -        (102,632)      896,784
SAST High-Yield
  Bond Portfolio
  Class 3                  2,210,422        (360,249)       1,850,173        614,468               -         194,354     2,658,995
AST Asset
  Allocation
  Portfolio Class 1          324,046        (127,819)         196,227        598,961               -       1,088,762     1,883,950
AST Asset
  Allocation
  Portfolio Class 3          284,485         (80,089)         204,396        365,041               -         851,589     1,421,026
SAST Growth-
  Income Portfolio
  Class 1                    290,261        (223,414)          66,847        761,893         356,678       3,956,117     5,141,535
SAST Growth-
  Income Portfolio
  Class 3                    503,609        (259,071)         244,538        633,471         688,754       5,164,233     6,730,996
SAST Global
  Equities Portfolio
  Class 1                     29,009         (58,131)         (29,122)       110,157               -       1,093,524     1,174,559
SAST Global
  Equities Portfolio
  Class 3                      6,497         (15,581)          (9,084)        62,351               -         339,453       392,720
SAST Alliance
  Growth Portfolio
  Class 1                     60,546        (264,779)        (204,233)        68,316               -       6,994,130     6,858,213
SAST Alliance
  Growth Portfolio
  Class 3                      1,992         (83,730)         (81,738)       494,271               -       2,592,284     3,004,817
SAST MFS
  Massachusetts
  Investors Trust
  Portfolio Class 1           31,786         (43,811)         (12,025)       301,735         100,928         931,550     1,322,188
SAST MFS
  Massachusetts
  Investors Trust
  Portfolio Class 3          316,613        (632,616)        (316,003)     3,302,340       1,499,071      13,382,805    17,868,213
SAST
  Fundamental
  Growth Portfolio
  Class 1                          -        (115,321)        (115,321)       130,779               -       3,264,752     3,280,210
SAST
  Fundamental
  Growth Portfolio
  Class 3                          -         (31,191)         (31,191)       368,018               -         760,994     1,097,821
SAST Dynamic
  Allocation
  Portfolio Class 3                -      (1,738,733)      (1,738,733)        52,371         345,886      27,763,670    26,423,194
SAST
  International
  Diversified
  Equities Portfolio
  Class 1                    133,320         (48,914)          84,406        101,046               -         685,335       870,787
SAST
  International
  Diversified
  Equities Portfolio
  Class 3                    277,602         (83,619)         193,983         80,479               -       1,399,181     1,673,643
SAST Davis
  Venture Value
  Portfolio Class 1          654,864        (529,807)         125,057      1,494,998       3,249,920      10,908,989    15,778,964
SAST Davis
  Venture Value
  Portfolio Class 3          885,196        (821,072)          64,124      3,568,260       5,530,139      16,836,625    25,999,148
SAST MFS Total
  Return Portfolio
  Class 1                  1,831,367        (692,871)       1,138,496      1,515,864               -      10,578,410    13,232,770
SAST MFS Total
  Return Portfolio
  Class 3                  2,676,086      (1,059,747)       1,616,339      1,616,364               -      16,491,185    19,723,888
SAST Total Return
  Bond Portfolio
  Class 1                    315,270        (211,402)         103,868        306,861         282,542      (1,765,041)   (1,071,770)
SAST Total Return
  Bond Portfolio
  Class 3                  1,976,349      (1,427,757)         548,592      1,068,442       2,092,335     (11,116,149)   (7,406,780)
SAST Telecom
  Utility Portfolio
  Class 1                     58,056         (27,518)          30,538         99,953               -         282,098       412,589
SAST Telecom
  Utility Portfolio
  Class 3                     33,924         (13,840)          20,084         58,287               -         177,014       255,385
SAST Equity
  Opportunities
  Portfolio Class 1           52,347         (87,084)         (34,737)       453,018               -       2,040,137     2,458,418
SAST Equity
  Opportunities
  Portfolio Class 3           48,155         (79,500)         (31,345)       305,417               -       2,082,086     2,356,158

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS - CONTINUED

                            A               B              A+B=C             D              E               F            C+D+E+F
                                                                                                                        Increase
                                                                                                                       (decrease)
                                      Mortality and                                                     Net change       in net
                                       expense risk                     Net realized   Capital gain   in unrealized      assets
                                           and                           gain(loss)   distributions    appreciation     resulting
                     Dividends from   administrative   Net investment        on        from mutual    (depreciation)      from
Sub-accounts          mutual funds       charges       income (loss)    investments       funds       of investments   operations
-------------------- --------------- ---------------- ---------------- -------------- -------------- ---------------- -------------
SAST Aggressive
  Growth Portfolio
  Class 1            $             - $       (59,404) $       (59,404) $     147,922  $            - $     1,670,507  $  1,759,025
SAST Aggressive
  Growth Portfolio
  Class 3                          -          (8,906)          (8,906)       168,618               -         176,963       336,675
SAST
  International
  Growth and
  Income Portfolio
  Class 1                    188,551         (91,041)          97,510         61,817               -       1,586,160     1,745,487
SAST
  International
  Growth and
  Income Portfolio
  Class 3                    456,832        (267,703)         189,129      4,636,128               -         822,129     5,647,386
SAST Emerging
  Markets Portfolio
  Class 1                     35,475         (69,305)         (33,830)        48,468               -        (313,657)     (299,019)
SAST Emerging
  Markets Portfolio
  Class 3                     42,743        (107,476)         (64,733)       419,345               -        (819,731)     (465,119)
SAST SunAmerica
  Dynamic
  Strategy Portfolio
  Class 3                          -               -                -             15               -              (5)           10
SAST Real Estate
  Portfolio Class 1           57,781         (51,781)           6,000        297,591               -        (425,192)     (121,601)
SAST Real Estate
  Portfolio Class 3          228,454        (242,416)         (13,962)     5,766,966               -      (6,395,708)     (642,704)
SAST Dogs of
  Wall Street
  Portfolio Class 1           66,001         (47,705)          18,296        327,824               -         980,575     1,326,695
SAST Dogs of
  Wall Street
  Portfolio Class 3          213,867        (103,067)         110,800        423,272               -       2,248,147     2,782,219
SAST Balanced
  Portfolio Class 1          272,872        (209,102)          63,770        338,090               -       2,645,974     3,047,834
SAST Balanced
  Portfolio Class 3          175,863         (90,137)          85,726        284,832               -       1,269,934     1,640,492
SST Real Return
  Portfolio Class 3          389,823        (313,535)          76,288         (2,207)              -      (2,012,834)   (1,938,753)

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                                       Net Asset
                                                                       Value Per   Value of Shares at   Cost of Shares
Sub-accounts                                                 Shares      Share         Fair Value            Held        Level(1)
---------------------------------------------------------  ----------  ----------  -------------------  ---------------  --------
Lord Abbett Growth and Income Portfolio Class VC            3,642,938  $    33.24  $       121,091,260  $    89,691,659         1
American Funds Growth-Income Fund Class 2                   8,175,723       50.40          412,056,459      297,574,808         1
American Funds Growth Fund Class 2                          3,139,296       77.94          244,676,769      168,644,406         1
Lord Abbett Mid Cap Stock Portfolio Class VC                3,326,913       23.43           77,949,580       54,883,710         1
American Funds Asset Allocation Fund Class 2               16,371,884       22.33          365,584,176      271,267,504         1
American Funds Global Growth Fund Class 2                  10,946,905       29.92          327,531,412      227,249,415         1
Invesco VI American Franchise Fund Series II                  118,983       49.58            5,899,166        3,300,451         1
Invesco VI Comstock Fund Series II                         16,035,496       17.68          283,507,573      192,114,449         1
Invesco VI Growth and Income Fund Series II                11,050,539       26.23          289,855,640      203,027,947         1
Franklin Income Securities Fund                             2,086,315       16.07           33,527,085       29,887,368         1
Franklin Templeton VIP Founding Funds
  Allocations Fund Class 2                                  2,330,700        7.42           17,293,792       15,226,896         1
AST Growth Portfolio Class 1                                1,091,718       29.35           32,037,012       24,161,314         1
AST Growth Portfolio Class 3                                  187,987       29.29            5,506,047        3,610,357         1
AST Government and Quality Bond Portfolio Class 1           2,825,079       14.71           41,570,606       42,435,610         1
AST Government and Quality Bond Portfolio Class 3          11,679,469       14.67          171,288,409      178,079,037         1
AST Capital Appreciation Portfolio Class 1                  1,613,858       49.24           79,467,770       58,460,959         1
AST Capital Appreciation Portfolio Class 3                  3,062,705       47.74          146,217,010      110,279,963         1
AST Natural Resources Portfolio Class 3                       247,033       23.49            5,802,117        6,656,729         1
SAST Equity Index Portfolio Class 1                           697,998       15.82           11,042,792        7,572,316         1
SAST Small Company Value Portfolio Class 1                    162,649       25.84            4,202,516        2,544,885         1
SAST Small Company Value Portfolio Class 3                  1,382,184       25.65           35,459,134       19,945,730         1
SAST Mid-Cap Growth Portfolio Class 1                         262,282       17.62            4,620,399        2,655,261         1
SAST Mid-Cap Growth Portfolio Class 3                       1,432,079       17.13           24,526,233       16,746,155         1
SAST Capital Growth Portfolio Class 1                          72,746       12.36              898,784          632,624         1
SAST Capital Growth Portfolio Class 3                         315,353       12.12            3,823,323        2,452,661         1
SAST Blue Chip Growth Portfolio Class 1                       164,675        9.52            1,567,805        1,278,231         1
SAST Blue Chip Growth Portfolio Class 3                       334,633        9.46            3,167,173        2,537,468         1
SAST Growth Opportunities Portfolio Class 1                   197,140       10.30            2,031,411        1,459,485         1
SAST Growth Opportunities Portfolio Class 3                 2,292,711        9.97           22,855,474       15,418,127         1
SAST Technology Portfolio Class 1                              95,591        3.67              350,624          258,914         1
SAST Technology Portfolio Class 3                             201,598        3.56              718,532          589,574         1
SAST Marsico Focused Growth Portfolio Class 3               1,311,107       12.43           16,291,121       13,810,653         1
SAST Small & Mid Cap Value Portfolio Class 3                2,172,018       21.97           47,709,929       31,148,044         1
SAST Foreign Value Portfolio Class 3                        6,206,789       17.03          105,700,199       80,043,909         1
SAST Cash Management Portfolio Class 1                      1,317,392       10.59           13,948,521       14,026,854         1
SAST Cash Management Portfolio Class 3                      1,109,744       10.45           11,594,279       11,606,638         1
SAST Corporate Bond Portfolio Class 1                       4,107,334       13.31           54,649,711       50,822,019         1
SAST Corporate Bond Portfolio Class 3                      15,651,650       13.23          207,084,383      197,796,889         1
SAST Global Bond Portfolio Class 1                          1,064,391       11.12           11,831,585       12,944,084         1
SAST Global Bond Portfolio Class 3                          3,810,085       10.98           41,823,434       44,561,561         1
SAST High-Yield Bond Portfolio Class 1                      2,184,457        6.00           13,109,667       11,741,038         1
SAST High-Yield Bond Portfolio Class 3                      7,540,909        5.97           44,998,208       41,281,645         1
AST Asset Allocation Portfolio Class 1                        741,143       16.21           12,011,828        9,716,794         1
AST Asset Allocation Portfolio Class 3                        800,542       16.12           12,907,632       11,224,357         1
SAST Growth-Income Portfolio Class 1                          686,192       29.86           20,492,451       15,330,327         1
SAST Growth-Income Portfolio Class 3                        1,637,710       29.77           48,750,303       42,417,689         1
SAST Global Equities Portfolio Class 1                        304,722       18.19            5,542,705        4,482,465         1
SAST Global Equities Portfolio Class 3                        130,440       18.06            2,356,088        1,839,241         1
SAST Alliance Growth Portfolio Class 1                        681,329       35.43           24,138,772       20,168,705         1
SAST Alliance Growth Portfolio Class 3                        300,356       35.21           10,575,523        6,781,527         1
SAST MFS Massachusetts Investors Trust Portfolio Class 1      266,011       20.70            5,506,440        3,710,706         1
SAST MFS Massachusetts Investors Trust Portfolio Class 3    4,338,465       20.63           89,501,822       64,259,212         1

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED

                                                                       Net Asset
                                                                       Value Per   Value of Shares at   Cost of Shares
Sub-accounts                                                 Shares     Share($)      Fair Value($)         Held($)      Level(1)
---------------------------------------------------------  ----------  ----------  -------------------  ---------------  --------
SAST Fundamental Growth Portfolio Class 1                     476,535  $    24.80  $        11,816,168  $     9,385,956         1
SAST Fundamental Growth Portfolio Class 3                     157,344       24.24            3,814,180        2,249,331         1
SAST Dynamic Allocation Portfolio Class 3                  27,070,266       12.37          334,890,050      306,804,800         1
SAST International Diversified Equities Portfolio Class 1     491,572       10.34            5,080,422        4,299,648         1
SAST International Diversified Equities Portfolio Class 3   1,362,732       10.27           13,989,832       12,237,484         1
SAST Davis Venture Value Portfolio Class 1                  2,051,464       28.69           58,859,770       46,936,522         1
SAST Davis Venture Value Portfolio Class 3                  3,604,826       28.59          103,053,887       81,846,070         1
SAST MFS Total Return Portfolio Class 1                     4,415,460       18.22           80,445,917       67,481,983         1
SAST MFS Total Return Portfolio Class 3                     7,231,989       18.18          131,456,196      110,576,629         1
SAST Total Return Bond Portfolio Class 1                    2,563,365        8.73           22,383,326       22,637,925         1
SAST Total Return Bond Portfolio Class 3                   20,451,845        8.65          176,911,221      180,860,966         1
SAST Telecom Utility Portfolio Class 1                        172,125       14.22            2,446,966        1,936,869         1
SAST Telecom Utility Portfolio Class 3                        119,428       14.16            1,690,796        1,361,135         1
SAST Equity Opportunities Portfolio Class 1                   570,523       17.40            9,928,834        5,891,543         1
SAST Equity Opportunities Portfolio Class 3                 1,099,154       17.36           19,077,053       16,721,801         1
SAST Aggressive Growth Portfolio Class 1                      356,337       16.12            5,743,097        4,349,275         1
SAST Aggressive Growth Portfolio Class 3                       63,964       15.81            1,011,200          763,195         1
SAST International Growth and Income Portfolio Class 1        886,646       10.78            9,560,940        8,172,134         1
SAST International Growth and Income Portfolio Class 3      2,302,748       10.79           24,846,281       17,022,246         1
SAST Emerging Markets Portfolio Class 1                       730,623        7.83            5,720,283        5,866,705         1
SAST Emerging Markets Portfolio Class 3                     1,842,637        7.73           14,235,894       13,170,056         1
SAST Real Estate Portfolio Class 1                            325,448       14.13            4,597,413        3,729,921         1
SAST Real Estate Portfolio Class 3                          1,622,133       14.03           22,753,729       17,991,267         1
SAST Dogs of Wall Street Portfolio Class 1                    380,740       12.78            4,867,238        3,359,901         1
SAST Dogs of Wall Street Portfolio Class 3                  1,703,512       12.72           21,663,776       19,184,687         1
SAST Balanced Portfolio Class 1                             1,018,642       18.95           19,305,044       15,816,069         1
SAST Balanced Portfolio Class 3                               829,906       18.88           15,671,824       13,875,485         1
SST Real Return Portfolio Class 3                           5,894,764        9.63           56,760,660       58,716,586         1

(1) Represents the level within the fair value hiearchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                            Lord Abbett
                                             Growth and         American Funds       American Funds       Lord Abbett Mid
                                          Income Portfolio       Growth-Income         Growth Fund           Cap Stock
                                              Class VC           Fund Class 2            Class 2         Portfolio Class VC
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $          (397,461)  $        1,784,534   $          112,230   $          (349,873)
  Net realized gain (losses)                      5,056,788           14,859,818            9,845,708             2,840,942
  Capital gain dist from mutual funds                     -                    -                    -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  30,914,846           91,490,863           48,194,463            16,764,357
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  35,574,173          108,135,215           58,152,401            19,255,426
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    2,163,605           17,371,288           11,440,690               935,985
  Cost of units redeemed                        (17,569,736)         (47,679,141)         (27,007,570)          (10,479,928)
  Net transfers                                 (12,456,034)         (26,569,614)         (10,936,983)           (2,690,032)
  Contract maintenance charge                      (248,586)            (719,041)            (576,684)              (79,824)
  Adjustments to net assets allocated
    to contracts in payout period                   (20,959)             (21,300)             (13,723)               (3,237)
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (28,131,710)         (57,617,808)         (27,094,270)          (12,317,036)
                                        -------------------   ------------------   ------------------   -------------------

Increase (decrease) in net assets                 7,442,463           50,517,407           31,058,131             6,938,390
Net assets at beginning of period               113,648,797          361,539,052          213,618,638            71,011,190
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       121,091,260   $      412,056,459   $      244,676,769   $        77,949,580
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $            66,654   $        2,579,474   $         (209,234)  $          (183,913)
  Net realized gain (losses)                     (3,708,026)          (5,981,338)              95,264            (3,185,443)
  Change in net unrealized
    appreciation (depreciation)
    of investments                               16,406,602           60,050,881           34,057,381            13,009,139
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      12,765,230           56,649,017           33,943,411             9,639,783
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      858,779            4,484,460            6,368,673               309,173
  Cost of units redeemed                        (17,005,182)         (50,710,272)         (29,596,995)          (12,217,793)
  Net transfers                                  (3,502,831)         (12,228,850)          (4,577,295)           (3,901,936)
  Contract maintenance charge                        (8,656)             (32,325)             (18,081)               (4,787)
  Adjustments to net assets allocated
   to contracts in payout period                     (2,049)               2,710               (1,453)               (1,344)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (19,659,939)         (58,484,277)         (27,825,151)          (15,816,687)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets              (6,894,709)          (1,835,260)           6,118,260            (6,176,904)
Net assets at beginning of period               120,543,506          363,374,312          207,500,378            77,188,094
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       113,648,797   $      361,539,052   $      213,618,638   $        71,011,190
                                        ===================   ==================   ==================   ===================

                                                                                       Invesco VI
                                          American Funds       American Funds           American             Invesco VI
                                         Asset Allocation       Global Growth        Franchise Fund        Comstock Fund
                                           Fund Class 2         Fund Class 2           Series II             Series II
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $        2,078,870   $        1,103,287   $           (34,549)  $         1,424,823
  Net realized gain (losses)                     9,106,079           12,519,949               584,043            12,385,002
  Capital gain dist from mutual funds                    -                    -                     -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                 55,686,860           61,244,792             1,238,832            61,675,264
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                 66,871,809           74,868,028             1,788,326            75,485,089
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   6,889,694           17,265,350               208,324            18,054,343
  Cost of units redeemed                       (40,347,458)         (33,257,295)             (904,525)          (30,667,064)
  Net transfers                                 32,064,064          (11,524,701)             (415,744)           (7,805,993)
  Contract maintenance charge                     (865,136)            (897,878)               (6,384)             (816,511)
  Adjustments to net assets allocated
    to contracts in payout period                  (26,184)             (11,848)                   (1)               (9,618)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (2,285,020)         (28,426,372)           (1,118,330)          (21,244,843)
                                        ------------------   ------------------   -------------------   -------------------

Increase (decrease) in net assets               64,586,789           46,441,656               669,996            54,240,246
Net assets at beginning of period              300,997,387          281,089,756             5,229,170           229,267,327
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $      365,584,176   $      327,531,412   $         5,899,166   $       283,507,573
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $        3,060,571   $           31,929   $           (50,047)  $         1,411,505
  Net realized gain (losses)                     1,204,520              596,223               591,719            (3,950,014)
  Change in net unrealized
    appreciation (depreciation)
    of investments                              39,064,339           53,192,462               170,578            39,868,330
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
      resulting from operations                 43,329,430           53,820,614               712,250            37,329,821
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   3,824,970            8,832,218                24,805             7,106,835
  Cost of units redeemed                       (41,318,388)         (36,748,560)           (1,098,491)          (31,599,850)
  Net transfers                                 (3,866,404)          (6,143,318)             (194,568)              823,366
  Contract maintenance charge                      (28,126)             (27,332)                 (394)              (22,072)
  Adjustments to net assets allocated
   to contracts in payout period                    (3,401)              (5,435)                    -                (4,196)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                              (41,391,349)         (34,092,427)           (1,268,648)          (23,695,917)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets              1,938,081           19,728,187              (556,398)           13,633,904
Net assets at beginning of period              299,059,306          261,361,569             5,785,568           215,633,423
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $      300,997,387   $      281,089,756   $         5,229,170   $       229,267,327
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                        Franklin
                                                                                     Templeton VIP
                                        Invesco VI Growth                            Founding Funds
                                         and Income Fund       Franklin Income      Allocations Fund        AST Growth
                                            Series II          Securities Fund          Class 2          Portfolio Class 1
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $         1,004,785   $        1,357,203   $        2,737,703   $           (50,136)
  Net realized gain (losses)                     13,699,387              603,155            2,476,439               739,224
  Capital gain dist from mutual funds             2,333,506                    -            4,272,630                     -
  Change in net unrealized
    appreciation (depreciation)
    of investments                               57,719,618            1,361,628           (4,938,852)            8,201,593
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net
      assets resulting from operations           74,757,296            3,321,986            4,547,920             8,890,681
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   18,598,899            3,610,916            1,399,637                55,218
  Cost of units redeemed                        (30,225,910)          (3,186,969)          (2,565,881)           (4,650,885)
  Net transfers                                 (13,689,012)           7,979,740          (11,277,162)           (1,245,436)
  Contract maintenance charge                    (1,007,100)            (133,600)            (165,979)                  (33)
  Adjustments to net assets allocated
    to contracts in payout period                    (3,478)                 (64)                   -               (19,212)
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (26,326,601)           8,270,023          (12,609,385)           (5,860,348)
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                48,430,695           11,592,009           (8,061,465)            3,030,333
Net assets at beginning of period               241,424,945           21,935,076           25,355,257            29,006,679
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       289,855,640   $       33,527,085   $       17,293,792   $        32,037,012
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $         1,022,027   $        1,091,305   $          469,712   $          (120,088)
  Net realized gain (losses)                     (2,356,748)             362,423              179,852            (2,012,945)
  Change in net unrealized
    appreciation
    (depreciation) of investments                31,236,649              633,160            2,649,920             6,005,228
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      29,901,928            2,086,888            3,299,484             3,872,195
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    8,919,040            1,769,720              353,288                53,593
  Cost of units redeemed                        (31,803,458)          (1,599,418)          (1,736,554)           (4,899,463)
  Net transfers                                   6,668,391            4,503,224              (64,618)           (1,618,497)
  Contract maintenance charge                       (23,386)              (2,850)              (2,738)                    -
  Adjustments to net assets allocated
    to contracts in payout period                     1,665               (2,072)                   -                 5,415
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (16,237,748)           4,668,604           (1,450,622)           (6,458,952)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets              13,664,180            6,755,492            1,848,862            (2,586,757)
Net assets at beginning of period               227,760,765           15,179,584           23,506,395            31,593,436
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       241,424,945   $       21,935,076   $       25,355,257   $        29,006,679
                                        ===================   ==================   ==================   ===================

                                                               AST Government       AST Government          AST Capital
                                            AST Growth        and Quality Bond     and Quality Bond        Appreciation
                                        Portfolio Class 3    Portfolio Class 1     Portfolio Class 3     Portfolio Class 1
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $          (15,367)  $          648,360   $         2,036,881   $          (703,412)
  Net realized gain (losses)                       254,578              170,844                51,258             3,411,301
  Capital gain dist from mutual funds                    -              413,904             1,448,870             8,255,267
  Change in net unrealized
    appreciation (depreciation)
    of investments                               1,129,869           (2,629,832)           (8,281,746)           11,213,129
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net
      assets resulting from operations           1,369,080           (1,396,724)           (4,744,737)           22,176,285
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                     464,579              106,876            22,652,649               104,340
  Cost of units redeemed                          (471,910)          (7,011,379)          (12,003,848)          (10,320,758)
  Net transfers                                     99,724             (608,235)           35,176,525            (2,816,070)
  Contract maintenance charge                      (19,587)                 (35)             (967,331)                 (110)
  Adjustments to net assets allocated
    to contracts in payout period                     (809)             (27,875)                  102                  (163)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                  71,997           (7,540,648)           44,858,097           (13,032,761)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                1,441,077           (8,937,372)           40,113,360             9,143,524
Net assets at beginning of period                4,064,970           50,507,978           131,175,049            70,324,246
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $        5,506,047   $       41,570,606   $       171,288,409   $        79,467,770
                                        ==================   ==================   ===================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $          (23,970)  $          685,081   $         1,428,098   $          (697,670)
  Net realized gain (losses)                      (171,917)           1,268,855             2,065,135             4,902,774
  Change in net unrealized
    appreciation
    (depreciation) of investments                  698,033             (453,864)             (608,287)           10,999,990
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                        502,146            1,500,072             2,884,946            15,205,094
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                     128,796              215,711            14,873,146               222,528
  Cost of units redeemed                          (594,814)          (8,900,209)          (12,549,690)          (11,250,022)
  Net transfers                                     71,376            1,295,244            28,967,979            (4,035,391)
  Contract maintenance charge                         (736)                   -               (15,196)                    -
  Adjustments to net assets allocated
    to contracts in payout period                        -               12,155                   (88)               (1,244)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                  (395,378)          (7,377,099)           31,276,151           (15,064,129)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                106,768           (5,877,027)           34,161,097               140,965
Net assets at beginning of period                3,958,202           56,385,005            97,013,952            70,183,281
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $        4,064,970   $       50,507,978   $       131,175,049   $        70,324,246
                                        ===================  ==================   ===================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                            AST Capital          SAST Equity          AST Natural           SAST Small
                                           Appreciation        Index Portfolio         Resources           Company Value
                                         Portfolio Class 3         Class 1         Portfolio Class 3     Portfolio Class 3
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $        (1,072,654)  $          (95,668)  $           (8,962)  $           (97,244)
  Net realized gain (losses)                      4,636,617              282,268             (415,244)            5,164,626
  Capital gain dist from mutual funds            14,492,721                    -                    -               110,374
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  18,268,213            2,486,984              695,465             5,203,554
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  36,324,897            2,673,584              271,259            10,381,310
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   14,304,721                8,995              215,479             1,995,659
  Cost of units redeemed                        (13,911,103)          (1,076,808)            (525,287)           (3,158,170)
  Net transfers                                   1,636,601                 (860)              (2,429)           (7,691,324)
  Contract maintenance charge                      (493,304)                   -              (25,579)             (223,061)
  Adjustments to net assets allocated
    to contracts in payout period                    (1,437)                 214                    -                    (3)
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                1,535,478           (1,068,459)            (337,816)           (9,076,899)
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                37,860,375            1,605,125              (66,557)            1,304,411
Net assets at beginning of period               108,356,635            9,437,667            5,868,674            34,154,723
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       146,217,010   $       11,042,792   $        5,802,117   $        35,459,134
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $          (968,506)  $         (105,062)  $           (3,864)  $          (205,903)
  Net realized gain (losses)                      1,567,165               65,292             (481,228)              687,235
  Change in net unrealized
    appreciation
    (depreciation) of investments                22,352,254            1,297,916              620,875             4,462,652
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      22,950,913            1,258,146              135,783               549,303
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    1,801,086                4,076               37,709             2,047,682
  Cost of units redeemed                        (16,250,814)          (1,348,987)            (740,398)             (286,641)
  Net transfers                                  (5,241,313)             (96,849)              58,529             2,087,767
  Contract maintenance charge                       (17,021)                   -               (1,230)               (4,209)
  Adjustments to net assets allocated
    to contracts in payout period                    (3,762)                 851                    -                  (243)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (19,711,824)          (1,440,909)            (645,390)            1,268,356
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets               3,239,089             (182,763)            (509,607)            6,212,340
Net assets at beginning of period               105,117,546            9,620,430            6,378,281            27,942,383
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       108,356,635   $        9,437,667   $        5,868,674   $        34,154,723
                                        ===================   ==================   ==================   ===================

                                           SAST Mid-Cap         SAST Mid-Cap         SAST Capital          SAST Capital
                                         Growth Portfolio     Growth Portfolio     Growth Portfolio      Growth Portfolio
                                             Class 1              Class 3               Class 1               Class 3
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $          (35,354)  $         (212,331)  $              (820)  $           (10,747)
  Net realized gain (losses)                       286,502            1,361,732                45,445               203,069
  Capital gain dist from mutual funds                    -                    -                     -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  1,141,135            6,235,130               167,447               671,446
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  1,392,283            7,384,531               212,072               863,768
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      10,579            2,091,461                    28               217,848
  Cost of units redeemed                          (476,699)          (1,184,701)             (119,814)             (362,059)
  Net transfers                                    294,289           (1,472,102)              (32,741)             (132,972)
  Contract maintenance charge                            -             (147,778)                    -               (16,173)
  Adjustments to net assets allocated
    to contracts in payout period                     (218)                 115                     -                     -
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                (172,049)            (713,005)             (152,527)             (293,356)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                1,220,234            6,671,526                59,545               570,412
Net assets at beginning of period                3,400,165           17,854,707               839,239             3,252,911
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $        4,620,399   $       24,526,233   $           898,784   $         3,823,323
                                        ==================   ==================   ===================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $          (30,839)  $         (132,892)  $            (4,821)  $           (23,044)
  Net realized gain (losses)                       251,758              446,816                92,305               (18,099)
  Change in net unrealized
    appreciation
    (depreciation) of investments                  289,384            1,154,736                41,531               432,442
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                        510,303            1,468,660               129,015               391,299
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      33,515            3,405,189                35,381               115,762
  Cost of units redeemed                          (584,289)          (1,077,858)             (300,248)             (373,094)
  Net transfers                                    (80,686)           6,198,179              (163,171)               10,123
  Contract maintenance charge                            -               (2,394)                    -                  (421)
  Adjustments to net assets allocated
    to contracts in payout period                        -                    -                     -                     -
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                  (631,460)           8,523,116              (428,038)             (247,630)
                                        ------------------   ------------------   -------------------   -------------------

  Increase (decrease) in net assets               (121,157)           9,991,776              (299,023)              143,669
Net assets at beginning of period                3,521,322            7,862,931             1,138,262             3,109,242
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $        3,400,165   $       17,854,707   $           839,239   $         3,252,911
                                        ==================   ==================   ===================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                          SAST Blue Chip        SAST Blue Chip        SAST Growth           SAST Growth
                                         Growth Portfolio      Growth Portfolio      Opportunities         Opportunities
                                              Class 1              Class 3         Portfolio Class 1     Portfolio Class 3
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $            (6,922)  $          (22,430)  $          (16,143)  $          (234,076)
  Net realized gain (losses)                        123,133              178,595              129,743             5,983,153
  Capital gain dist from mutual funds               105,228              212,620              108,869             1,338,186
  Change in net unrealized
    appreciation (depreciation) of
    investments                                     160,720              408,554              354,125               902,330
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                     382,159              777,339              576,594             7,989,593
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      202,980              480,350                  955             1,798,671
  Cost of units redeemed                           (115,638)            (172,366)            (221,652)           (1,989,138)
  Net transfers                                      (6,628)            (194,027)              37,990            (9,862,191)
  Contract maintenance charge                             -              (14,083)                   -              (199,541)
  Adjustments to net assets allocated
    to contracts in payout period                         -                    -                 (487)                   79
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                   80,714               99,874             (183,194)          (10,252,120)
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                   462,873              877,213              393,400            (2,262,527)
Net assets at beginning of period                 1,104,932            2,289,960            1,638,011            25,118,001
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $         1,567,805   $        3,167,173   $        2,031,411   $        22,855,474
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $            (9,905)  $          (19,534)  $          (13,927)  $          (198,290)
  Net realized gain (losses)                         30,117              103,776              198,072             1,985,496
  Change in net unrealized
    appreciation
    (depreciation) of investments                    86,425              102,347               56,953             1,553,365
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                         106,637              186,589              241,098             3,340,571
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                                           197,057               62,819             1,854,260
  Cost of units redeemed                            (97,007)            (202,506)            (260,619)           (1,823,607)
  Net transfers                                      63,172              331,396               44,508             1,946,027
  Contract maintenance charge                             -                 (339)                   -                (2,050)
  Adjustments to net assets allocated
    to contracts in payout period                         -                    -                    -                     -
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                    (33,835)             325,608             (153,292)            1,974,630
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets                  72,802              512,197               87,806             5,315,201
Net assets at beginning of period                 1,032,130            1,777,763            1,550,205            19,802,800
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $         1,104,932   $        2,289,960   $        1,638,011   $        25,118,001
                                        ===================   ==================   ==================   ===================

                                                                                     SAST Marsico          SAST Small &
                                         SAST Technology      SAST Technology       Focused Growth         Mid Cap Value
                                        Portfolio Class 1    Portfolio Class 3     Portfolio Class 3     Portfolio Class 3
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           (2,852)  $           (5,747)  $           (80,666)  $          (343,083)
  Net realized gain (losses)                        14,418               25,372               255,911            11,524,184
  Capital gain dist from mutual funds                    -                    -               347,702             3,495,570
  Change in net unrealized
    appreciation (depreciation) of
    investments                                     59,507              120,020             2,037,620             1,583,782
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                     71,073              139,645             2,560,567            16,260,453
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                           -               77,723             4,817,724             3,297,852
  Cost of units redeemed                           (35,878)            (129,424)             (602,656)           (4,535,795)
  Net transfers                                      4,639               19,514             4,941,860           (18,397,891)
  Contract maintenance charge                            -               (2,213)              (53,891)             (385,819)
  Adjustments to net assets allocated
    to contracts in payout period                        -                    -                     2                  (824)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                 (31,239)             (34,400)            9,103,039           (20,022,477)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                   39,834              105,245            11,663,606            (3,762,024)
Net assets at beginning of period                  310,790              613,287             4,627,515            51,471,953
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $          350,624   $          718,532   $        16,291,121   $        47,709,929
                                        ==================   ==================   ===================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $           (3,020)  $           (5,756)  $           (32,418)  $          (244,314)
  Net realized gain (losses)                        31,306               49,046                (6,580)            6,478,904
  Change in net unrealized
    appreciation
    (depreciation) of investments                   (5,190)              (6,758)              354,645             1,612,463
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                         23,096               36,532               315,647             7,847,053
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                           -               34,047               595,466             1,786,723
  Cost of units redeemed                           (69,568)             (80,008)             (334,820)           (4,341,865)
  Net transfers                                     38,549               36,833               881,062             1,620,316
  Contract maintenance charge                            -                 (139)                 (570)               (4,977)
  Adjustments to net assets allocated
    to contracts in payout period                        -                    -                     -                  (269)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                   (31,019)              (9,267)            1,141,138              (940,072)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                 (7,923)              27,265             1,456,785             6,906,981
Net assets at beginning of period                  318,713              586,022             3,170,730            44,564,972
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $          310,790   $          613,287   $         4,627,515   $        51,471,953
                                        ==================   ==================   ===================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                           SAST Foreign           SAST Small           SAST Cash             SAST Cash
                                          Value Portfolio       Company Value          Management           Management
                                              Class 3         Portfolio Class 1    Portfolio Class 1     Portfolio Class 3
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           726,527   $          (13,567)  $         (135,466)  $           (85,393)
  Net realized gain (losses)                      3,816,364              229,965              (70,656)              (57,062)
  Capital gain dist from mutual funds                     -               12,413                    -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  15,382,419              887,303               33,497                 6,335
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  19,925,310            1,116,114             (172,625)             (136,120)
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   10,505,214                    -              714,361             7,084,893
  Cost of units redeemed                         (8,123,126)            (522,963)         (15,866,973)          (11,277,355)
  Net transfers                                  (5,559,877)              21,890           14,409,027             5,997,005
  Contract maintenance charge                      (691,032)                   -                   (6)              (61,115)
  Adjustments to net assets allocated
    to contracts in payout period                        (8)                   -                 (389)                    -
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                               (3,868,829)            (501,073)            (743,980)            1,743,428
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                16,056,481              615,041             (916,605)            1,607,308
Net assets at beginning of period                89,643,718            3,587,475           14,865,126             9,986,971
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $       105,700,199   $        4,202,516   $       13,948,521   $        11,594,279
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $           861,825   $          (29,626)  $         (154,071)  $           (89,660)
  Net realized gain (losses)                     (6,408,596)              57,713              (77,876)              (56,006)
  Change in net unrealized
    appreciation
    (depreciation) of investments                19,661,545              521,216               39,746                 5,164
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      14,114,774              549,303             (192,201)             (140,502)
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    8,647,581                  138              478,285             3,070,825
  Cost of units redeemed                         (7,061,379)            (485,936)         (10,231,544)          (12,952,117)
  Net transfers                                   9,167,583             (157,405)           5,770,562             6,585,958
  Contract maintenance charge                       (10,665)                   -                    -                (2,637)
  Adjustments to net assets allocated
    to contracts in payout period                      (516)                   -                1,138                     -
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                 10,742,604             (643,203)          (3,981,559)           (3,297,971)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets              24,857,378              (93,900)          (4,173,760)           (3,438,473)
Net assets at beginning of period                64,786,340            3,681,375           19,038,886            13,425,444
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        89,643,718   $        3,587,475   $       14,865,126   $         9,986,971
                                        ===================   ==================   ==================   ===================


                                          SAST Corporate       SAST Corporate         SAST Global           SAST Global
                                          Bond Portfolio       Bond Portfolio       Bond Portfolio        Bond Portfolio
                                             Class 1              Class 3               Class 1               Class 3
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $        1,897,934   $        6,472,339   $            23,586   $            53,465
  Net realized gain (losses)                     1,415,631            2,782,455              (222,224)             (247,755)
  Capital gain dist from mutual funds              662,381            2,362,833               103,336               327,871
  Change in net unrealized
    appreciation (depreciation) of
    investments                                 (3,718,693)         (10,926,668)             (498,775)           (1,574,774)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                    257,253              690,959              (594,077)           (1,441,193)
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      38,082           18,524,405                 5,712             6,276,415
  Cost of units redeemed                        (8,148,593)         (20,347,620)           (1,665,793)           (3,343,934)
  Net transfers                                 (1,016,663)          23,497,752               439,209            10,093,210
  Contract maintenance charge                          (16)            (957,826)                    -              (209,635)
  Adjustments to net assets allocated
    to contracts in payout period                   (1,238)               2,882                   (46)                   53
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (9,128,428)          20,719,593            (1,220,918)           12,816,109
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets               (8,871,175)          21,410,552            (1,814,995)           11,374,916
Net assets at beginning of period               63,520,886          185,673,831            13,646,580            30,448,518
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       54,649,711   $      207,084,383   $        11,831,585   $        41,823,434
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $        2,800,982   $        7,697,733   $         1,054,129   $         2,258,534
  Net realized gain (losses)                     2,705,162            5,566,879               212,614               324,471
  Change in net unrealized
    appreciation
    (depreciation) of investments                1,096,878            4,132,188              (836,563)           (1,830,004)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      6,603,022           17,396,800               430,180               753,001
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                     255,902            6,688,754                21,178             1,688,813
  Cost of units redeemed                       (11,091,791)         (20,875,434)           (2,189,290)           (2,777,336)
  Net transfers                                   (267,928)           9,674,981               281,983             4,343,550
  Contract maintenance charge                            -              (23,323)                    -                (3,616)
  Adjustments to net assets allocated
    to contracts in payout period                      925                 (481)                  (55)               (1,040)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                               (11,102,892)          (4,535,503)           (1,886,184)            3,250,371
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets             (4,499,870)          12,861,297            (1,456,004)            4,003,372
Net assets at beginning of period               68,020,756          172,812,534            15,102,584            26,445,146
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       63,520,886   $      185,673,831   $        13,646,580   $        30,448,518
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                          SAST High-Yield      SAST High-Yield         AST Asset             AST Asset
                                          Bond Portfolio        Bond Portfolio         Allocation           Allocation
                                              Class 1              Class 3         Portfolio Class 1     Portfolio Class 3
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           573,007   $        1,850,173   $          196,227   $           204,396
  Net realized gain (losses)                        426,409              614,468              598,961               365,041
  Capital gain dist from mutual funds                     -                    -                    -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                    (102,632)             194,354            1,088,762               851,589
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                     896,784            2,658,995            1,883,950             1,421,026
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                        3,460            4,266,069               26,861               468,852
  Cost of units redeemed                         (2,034,618)          (4,639,769)          (2,462,289)             (891,799)
  Net transfers                                     271,731            4,127,011              126,904             5,343,708
  Contract maintenance charge                             -             (197,499)                 (18)              (52,059)
  Adjustments to net assets allocated
    to contracts in payout period                        (2)                 116                 (624)                    -
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                               (1,759,429)           3,555,928           (2,309,166)            4,868,702
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                  (862,645)           6,214,923             (425,216)            6,289,728
Net assets at beginning of period                13,972,312           38,783,285           12,437,044             6,617,904
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        13,109,667   $       44,998,208   $       12,011,828   $        12,907,632
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $           740,472   $        1,999,330   $          253,754   $           129,806
  Net realized gain (losses)                        (21,925)          (1,115,149)               6,403               109,188
  Change in net unrealized
    appreciation (depreciation)
    of investments                                1,343,682            4,550,604            1,045,456               376,519
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                       2,062,229            5,434,785            1,305,613               615,513
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      108,292            1,164,194              173,940               556,310
  Cost of units redeemed                         (2,531,715)          (4,182,874)          (1,976,674)             (720,379)
  Net transfers                                     687,677            1,350,182              231,742               710,906
  Contract maintenance charge                             -               (5,321)                   -                (1,234)
  Adjustments to net assets allocated
    to contracts in payout period                       (64)                 420                 (503)                    -
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                 (1,735,810)          (1,673,399)          (1,571,495)              545,603
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets                 326,419            3,761,386             (265,882)            1,161,116
Net assets at beginning of period                13,645,893           35,021,899           12,702,926             5,456,788
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        13,972,312   $       38,783,285   $       12,437,044   $         6,617,904
                                        ===================   ==================   ==================   ===================

                                           SAST Growth-         SAST Growth-          SAST Global           SAST Global
                                         Income Portfolio     Income Portfolio    Equities Portfolio    Equities Portfolio
                                             Class 1              Class 3               Class 1               Class 3
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           66,847   $          244,538   $           (29,122)  $            (9,084)
  Net realized gain (losses)                       761,893              633,471               110,157                62,351
  Capital gain dist from mutual funds              356,678              688,754                     -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  3,956,117            5,164,233             1,093,524               339,453
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  5,141,535            6,730,996             1,174,559               392,720
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      15,263           13,881,666                 2,052               567,856
  Cost of units redeemed                        (2,511,398)          (1,424,205)             (480,941)             (142,005)
  Net transfers                                   (232,303)          15,932,863              (132,577)              117,197
  Contract maintenance charge                         (259)            (181,893)                    -                (5,510)
  Adjustments to net assets allocated
    to contracts in payout period                     (957)                  20                   (48)                    -
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (2,729,654)          28,208,451              (611,514)              537,538
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                2,411,881           34,939,447               563,045               930,258
Net assets at beginning of period               18,080,570           13,810,856             4,979,660             1,425,830
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       20,492,451   $       48,750,303   $         5,542,705   $         2,356,088
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $          107,036   $           94,079   $           (18,189)  $            (4,320)
  Net realized gain (losses)                      (498,929)            (131,802)             (216,598)              (26,804)
  Change in net unrealized
    appreciation
    (depreciation) of investments                2,544,038            1,080,597               961,518               213,035
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      2,152,145            1,042,874               726,731               181,911
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                     124,170            2,729,532                 1,831               165,542
  Cost of units redeemed                        (2,064,160)            (794,425)             (609,688)             (161,141)
  Net transfers                                    (39,086)           4,172,108               (17,906)               84,100
  Contract maintenance charge                            -               (1,306)                    -                  (183)
  Adjustments to net assets allocated
    to contracts in payout period                    2,521                   15                   100                     -
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (1,976,555)           6,105,924              (625,663)               88,318
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                175,590            7,148,798               101,068               270,229
Net assets at beginning of period               17,904,980            6,662,058             4,878,592             1,155,601
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       18,080,570   $       13,810,856   $         4,979,660   $         1,425,830
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                        SAST MFS             SAST MFS
                                           SAST Alliance        SAST Alliance        Massachusetts         Massachusetts
                                         Growth Portfolio      Growth Portfolio     Investors Trust       Investors Trust
                                              Class 1              Class 3         Portfolio Class 1     Portfolio Class 3
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $          (204,233)  $          (81,738)  $          (12,025)  $          (316,003)
  Net realized gain (losses)                         68,316              494,271              301,735             3,302,340
  Capital gain dist from mutual funds                     -                    -              100,928             1,499,071
  Change in net unrealized
    appreciation (depreciation) of
    investments                                   6,994,130            2,592,284              931,550            13,382,805
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                   6,858,213            3,004,817            1,322,188            17,868,213
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                          756              269,437               20,672            18,437,117
  Cost of units redeemed                         (3,306,971)          (1,139,139)            (582,518)           (4,571,260)
  Net transfers                                    (635,295)            (453,195)             530,712             6,824,887
  Contract maintenance charge                          (425)             (21,477)                   -              (524,303)
  Adjustments to net assets allocated
    to contracts in payout period                       513                    1                  103                    17
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                               (3,941,422)          (1,344,373)             (31,031)           20,166,458
                                        -------------------   ------------------   ------------------   -------------------

Increase (decrease) in net assets                 2,916,791            1,660,444            1,291,157            38,034,671
Net assets at beginning of period                21,221,981            8,915,079            4,215,283            51,467,151
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        24,138,772   $       10,575,523   $        5,506,440   $        89,501,822
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $          (154,578)  $          (61,508)  $           (5,154)  $          (129,623)
  Net realized gain (losses)                       (566,146)             274,786              196,916             1,003,941
  Change in net unrealized
    appreciation
    (depreciation) of investments                 3,785,817            1,150,393              517,602             5,872,294
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                       3,065,093            1,363,671              709,364             6,746,612
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                       21,488               82,881               18,931             6,135,092
  Cost of units redeemed                         (2,341,267)          (1,448,490)            (406,283)           (3,169,902)
  Net transfers                                    (138,920)            (211,687)            (107,468)            8,369,853
  Contract maintenance charge                             -               (1,550)                   -                (4,836)
  Adjustments to net assets allocated
    to contracts in payout period                     1,531                    -                   62                     -
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                 (2,457,168)          (1,578,846)            (494,758)           11,330,207
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets                 607,925             (215,175)             214,606            18,076,819
Net assets at beginning of period                20,614,056            9,130,254            4,000,677            33,390,332
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        21,221,981   $        8,915,079   $        4,215,283   $        51,467,151
                                        ===================   ==================   ==================   ===================

                                                                                                               SAST
                                               SAST                 SAST                                   International
                                           Fundamental          Fundamental          SAST Dynamic           Diversified
                                         Growth Portfolio     Growth Portfolio        Allocation        Equities Portfolio
                                             Class 1              Class 3          Portfolio Class 3          Class 1
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $         (115,321)  $          (31,191)  $        (1,738,733)  $            84,406
  Net realized gain (losses)                       130,779              368,018                52,371               101,046
  Capital gain dist from mutual funds                    -                    -               345,886                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                  3,264,752              760,994            27,763,670               685,335
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                  3,280,210            1,097,821            26,423,194               870,787
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                       6,254               94,976           151,179,015                 1,560
  Cost of units redeemed                        (1,449,698)            (210,895)           (3,360,602)             (531,459)
  Net transfers                                    (25,433)            (473,346)           91,299,086                27,284
  Contract maintenance charge                         (171)             (22,326)           (1,842,091)                   (2)
  Adjustments to net assets allocated
    to contracts in payout period                      460                 (420)                  (11)              (13,675)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                              (1,468,588)            (612,011)          237,275,397              (516,292)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                1,811,622              485,810           263,698,591               354,495
Net assets at beginning of period               10,004,546            3,328,370            71,191,459             4,725,927
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       11,816,168   $        3,814,180   $       334,890,050   $         5,080,422
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $         (113,353)  $          (27,913)  $           390,108   $            (2,172)
  Net realized gain (losses)                      (153,028)              72,701                11,740              (252,522)
  Change in net unrealized
    appreciation
    (depreciation) of investments                1,718,384              383,013             1,138,013               983,657
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                      1,452,003              427,801             1,539,861               728,963
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      35,463               82,807            43,431,418                42,188
  Cost of units redeemed                        (1,319,380)            (249,678)             (766,672)             (681,358)
  Net transfers                                    (85,823)             238,478            26,986,854              (348,813)
  Contract maintenance charge                            -                 (320)                   (2)                    -
  Adjustments to net assets allocated
    to contracts in payout period                    1,491                    -                     -                 3,480
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (1,368,249)              71,287            69,651,598              (984,503)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                 83,754              499,088            71,191,459              (255,540)
Net assets at beginning of period                9,920,792            2,829,282                     -             4,981,467
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $       10,004,546   $        3,328,370   $        71,191,459   $         4,725,927
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                               SAST
                                           International
                                            Diversified           SAST Davis           SAST Davis         SAST MFS Total
                                        Equities Portfolio      Venture Value        Venture Value       Return Portfolio
                                              Class 3         Portfolio Class 1    Portfolio Class 3          Class 1
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           193,983   $          125,057   $           64,124   $         1,138,496
  Net realized gain (losses)                         80,479            1,494,998            3,568,260             1,515,864
  Capital gain dist from mutual funds                     -            3,249,920            5,530,139                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                   1,399,181           10,908,989           16,836,625            10,578,410
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                   1,673,643           15,778,964           25,999,148            13,232,770
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    3,620,615               45,323            9,482,060                66,921
  Cost of units redeemed                           (736,439)          (7,526,301)          (9,874,646)          (11,284,199)
  Net transfers                                   3,686,146           (2,449,475)          (6,381,257)           (1,179,784)
  Contract maintenance charge                       (54,290)                 (59)            (471,315)                    -
  Adjustments to net assets allocated
    to contracts in payout period                      (370)              (1,733)              (1,100)               (2,769)
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                6,515,662           (9,932,245)          (7,246,258)          (12,399,831)
                                        -------------------   ------------------   ------------------   -------------------

Increase (decrease) in net assets                 8,189,305            5,846,719           18,752,890               832,939
Net assets at beginning of period                 5,800,527           53,013,051           84,300,997            79,612,978
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $        13,989,832   $       58,859,770   $      103,053,887   $        80,445,917
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $            (7,875)  $          (97,488)  $         (266,244)  $         1,494,402
  Net realized gain (losses)                       (584,007)           2,303,806             (666,316)           (1,294,742)
  Change in net unrealized
    appreciation
    (depreciation) of investments                 1,400,681            4,156,609           10,047,809             8,130,457
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                         808,799            6,362,927            9,115,249             8,330,117
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      741,622              230,495            2,355,237               331,111
  Cost of units redeemed                           (571,951)          (8,505,466)          (9,089,374)          (13,788,877)
  Net transfers                                     174,735           (2,541,585)             695,655            (1,297,416)
  Contract maintenance charge                          (723)                   -              (12,030)                    -
  Adjustments to net assets allocated
    to contracts in payout period                         -                6,773               (2,323)                 (862)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                    343,683          (10,809,783)          (6,052,835)          (14,756,044)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets               1,152,482           (4,446,856)           3,062,414            (6,425,927)
Net assets at beginning of period                 4,648,045           57,459,907           81,238,583            86,038,905
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $         5,800,527   $       53,013,051   $       84,300,997   $        79,612,978
                                        ===================   ==================   ==================   ===================

                                          SAST MFS Total         SAST Total           SAST Total           SAST Telecom
                                         Return Portfolio       Return Bond           Return Bond        Utility Portfolio
                                             Class 3         Portfolio Class 1     Portfolio Class 3          Class 1
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $        1,616,339   $          103,868   $           548,592   $            30,538
  Net realized gain (losses)                     1,616,364              306,861             1,068,442                99,953
  Capital gain dist from mutual funds                    -              282,542             2,092,335                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                 16,491,185           (1,765,041)          (11,116,149)              282,098
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                 19,723,888           (1,071,770)           (7,406,780)              412,589
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   6,098,029               12,127            25,078,270                     -
  Cost of units redeemed                       (14,897,160)          (4,793,819)          (11,342,978)             (264,033)
  Net transfers                                  9,137,108            1,643,767            27,020,114                (4,455)
  Contract maintenance charge                     (470,161)                   -            (1,161,486)                    -
  Adjustments to net assets allocated
    to contracts in payout period                     (940)                 701                   (26)                  328
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                (133,124)          (3,137,224)           39,593,894              (268,160)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets               19,590,764           (4,208,994)           32,187,114               144,429
Net assets at beginning of period              111,865,432           26,592,320           144,724,107             2,302,537
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $      131,456,196   $       22,383,326   $       176,911,221   $         2,446,966
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $        1,812,483   $          577,256   $         2,939,396   $            50,923
  Net realized gain (losses)                    (3,489,992)             934,922             3,210,649                24,559
  Change in net unrealized
    appreciation
    (depreciation) of investments               12,458,257              132,475             1,065,062               186,854
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                     10,780,748            1,644,653             7,215,107               262,336
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                   3,283,391              435,352            13,472,532                 8,241
  Cost of units redeemed                       (14,568,961)          (4,128,979)          (10,558,987)             (314,871)
  Net transfers                                  1,309,027            2,545,073            35,361,465               100,047
  Contract maintenance charge                      (17,259)                   -               (16,175)                    -
  Adjustments to net assets allocated
    to contracts in payout period                     (634)                 242                     -                 1,700
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                (9,994,436)          (1,148,312)           38,258,835              (204,883)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                786,312              496,341            45,473,942                57,453
Net assets at beginning of period              111,079,120           26,095,979            99,250,165             2,245,084
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $      111,865,432   $       26,592,320   $       144,724,107   $         2,302,537
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                           SAST Telecom          SAST Equity          SAST Equity         SAST Aggressive
                                         Utility Portfolio      Opportunities        Opportunities       Growth Portfolio
                                              Class 3         Portfolio Class 1    Portfolio Class 3          Class 1
                                        -------------------   ------------------   ------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $            20,084   $          (34,737)  $          (31,345)  $           (59,404)
  Net realized gain (losses)                         58,287              453,018              305,417               147,922
  Capital gain dist from mutual funds                     -                    -                    -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                     177,014            2,040,137            2,082,086             1,670,507
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                     255,385            2,458,418            2,356,158             1,759,025
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      138,496                3,710            6,864,252                     -
  Cost of units redeemed                           (129,860)          (1,075,550)            (643,837)             (505,401)
  Net transfers                                       9,395             (361,769)           7,947,068                19,077
  Contract maintenance charge                        (4,962)                   -              (54,187)                 (208)
  Adjustments to net assets allocated
    to contracts in payout period                         -                 (955)                   1                    11
                                        -------------------   ------------------   ------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                   13,069           (1,434,564)          14,113,297              (486,521)
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets                   268,454            1,023,854           16,469,455             1,272,504
Net assets at beginning of period                 1,422,342            8,904,980            2,607,598             4,470,593
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $         1,690,796   $        9,928,834   $       19,077,053   $         5,743,097
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $            34,317   $             (329)  $             (203)  $           (53,198)
  Net realized gain (losses)                         69,274             (486,542)              89,644              (215,251)
  Change in net unrealized
    appreciation
    (depreciation) of investments                    37,502            1,835,652              118,929               900,121
                                        -------------------   ------------------   ------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                         141,093            1,348,781              208,370               631,672
                                        -------------------   ------------------   ------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      167,665               96,774              709,849                 6,445
  Cost of units redeemed                           (153,420)          (1,222,088)            (203,499)             (511,450)
  Net transfers                                     128,185             (236,500)             803,181                 7,026
  Contract maintenance charge                          (174)                   -                 (226)                    -
  Adjustments to net assets allocated
    to contracts in payout period                         -                  402                    -                    34
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                    142,256           (1,361,412)           1,309,305              (497,945)
                                        -------------------   ------------------   ------------------   -------------------
  Increase (decrease) in net assets                 283,349              (12,631)           1,517,675               133,727
Net assets at beginning of period                 1,138,993            8,917,611            1,089,923             4,336,866
                                        -------------------   ------------------   ------------------   -------------------
Net assets at end of period             $         1,422,342   $        8,904,980   $        2,607,598   $         4,470,593
                                        ===================   ==================   ==================   ===================

                                                                    SAST                 SAST
                                                               International         International
                                         SAST Aggressive         Growth and           Growth and           SAST Emerging
                                         Growth Portfolio     Income Portfolio     Income Portfolio      Markets Portfolio
                                             Class 3              Class 1               Class 3               Class 1
                                        ------------------   ------------------   -------------------   -------------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)          $           (8,906)  $           97,510   $           189,129   $           (33,830)
  Net realized gain (losses)                       168,618               61,817             4,636,128                48,468
  Capital gain dist from mutual funds                    -                    -                     -                     -
  Change in net unrealized
    appreciation (depreciation) of
    investments                                    176,963            1,586,160               822,129              (313,657)
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from operations                    336,675            1,745,487             5,647,386              (299,019)
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                     149,811                3,983               294,398                 3,407
  Cost of units redeemed                           (41,729)          (1,378,687)           (3,142,568)           (1,133,408)
  Net transfers                                   (273,998)              94,947           (12,220,633)             (160,035)
  Contract maintenance charge                       (2,900)                 (46)             (229,803)                   (9)
  Adjustments to net assets allocated
    to contracts in payout period                       22               (6,872)                   90                    16
                                        ------------------   ------------------   -------------------   -------------------
    Increase (decrease) in net assets
      resulting from principal
      transactions                                (168,794)          (1,286,675)          (15,298,516)           (1,290,029)
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets                  167,881              458,812            (9,651,130)           (1,589,048)
Net assets at beginning of period                  843,319            9,102,128            34,497,411             7,309,331
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $        1,011,200   $        9,560,940   $        24,846,281   $         5,720,283
                                        ===================   ==================   ==================   ===================
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)          $           (5,507)  $          119,440   $           418,379   $           (42,007)
  Net realized gain (losses)                        44,366           (1,300,176)           (1,484,110)              621,233
  Change in net unrealized
    appreciation
    (depreciation) of investments                   28,770            2,818,897             7,330,329               638,698
                                        ------------------   ------------------   -------------------   -------------------
Increase (decrease) in net assets
  resulting from operations                         67,629            1,638,161             6,264,598             1,217,924
                                        ------------------   ------------------   -------------------   -------------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                       9,998               67,302               101,379                15,867
  Cost of units redeemed                           (54,836)          (1,176,447)           (2,989,088)           (1,015,092)
  Net transfers                                    434,835             (118,320)           (1,726,615)             (670,005)
  Contract maintenance charge                         (157)                   -                (3,438)                    -
  Adjustments to net assets allocated
    to contracts in payout period                        -               (2,576)                    -                   747
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets
    resulting from principal
    transactions                                   389,840           (1,230,041)           (4,617,762)           (1,668,483)
                                        ------------------   ------------------   -------------------   -------------------
  Increase (decrease) in net assets                457,469              408,120             1,646,836              (450,559)
Net assets at beginning of period                  385,850            8,694,008            32,850,575             7,759,890
                                        ------------------   ------------------   -------------------   -------------------
Net assets at end of period             $          843,319   $        9,102,128   $        34,497,411   $         7,309,331
                                        ===================   ==================   ==================   ===================

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                SAST
                                                  SAST       SunAmerica
                                                Emerging      Dynamic      SAST Real    SAST Real       SAST Dogs
                                                Markets       Strategy      Estate        Estate      of Wall Street
                                               Portfolio     Portfolio     Portfolio    Portfolio       Portfolio
                                                Class 3       Class 3       Class 1      Class 3         Class 1
                                              -----------   -----------   ----------   -----------   ---------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)                $   (64,733)  $         -   $    6,000   $   (13,962)  $        18,296
  Net realized gain (losses)                      419,345            15      297,591     5,766,966           327,824
  Capital gain dist from mutual funds                   -             -            -             -                 -
  Change in net unrealized appreciation
    (depreciation) of investments                (819,731)           (5)    (425,192)   (6,395,708)          980,575
                                              -----------   -----------   ----------   -----------   ---------------
    Increase (decrease) in net assets
      resulting from operations                  (465,119)           10     (121,601)     (642,704)        1,326,695
                                              -----------   -----------   ----------   -----------   ---------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                  2,538,126             -        1,512     1,482,022                 -
  Cost of units redeemed                       (1,072,474)         (103)    (756,814)   (2,390,912)         (574,657)
  Net transfers                                 2,085,184             -       49,597    (3,777,680)          120,629
  Contract maintenance charge                     (80,180)          (12)         (18)     (209,970)              (13)
  Adjustments to net assets allocated to
    contracts in payout period                         56             -           27             1              (613)
                                              -----------   -----------   ----------   -----------   ---------------
    Increase (decrease) in net assets
      resulting from principal transactions     3,470,712          (115)    (705,696)   (4,896,539)         (454,654)
                                              -----------   -----------   ----------   -----------   ---------------
Increase (decrease) in net assets               3,005,593          (105)    (827,297)   (5,539,243)          872,041
Net assets at beginning of period              11,230,301           105    5,424,710    28,292,972         3,995,197
                                              -----------   -----------   ----------   -----------   ---------------
Net assets at end of period                   $14,235,894   $         -   $4,597,413   $22,753,729   $     4,867,238
                                              ===========   ===========   ==========   ===========   ===============
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)                $   (56,606)  $         1   $    4,252   $     9,428   $        39,481
  Net realized gain (losses)                      764,054             -     (107,631)    2,112,371           126,315
  Change in net unrealized appreciation
    (depreciation) of investments               1,008,342             4      917,548     1,669,144           330,018
                                              -----------   -----------   ----------   -----------   ---------------
Increase (decrease) in net assets
  resulting from operations                     1,715,790             5      814,169     3,790,943           495,814
                                              -----------   -----------   ----------   -----------   ---------------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                    525,555             -       32,479     1,577,931            25,553
  Cost of units redeemed                         (988,498)            -     (813,525)   (2,301,714)         (795,685)
  Net transfers                                   659,270           100       91,711     1,560,005           511,217
  Contract maintenance charge                      (1,195)            -            -        (2,660)                -
  Adjustments to net assets allocated
    to contracts in payout period                       -             -          100             -                87
                                              -----------   -----------   ----------   -----------   ---------------
  Increase (decrease) in net assets
    resulting from principal transactions         195,132           100     (689,235)      833,562          (258,828)
                                              -----------   -----------   ----------   -----------   ---------------
  Increase (decrease) in net assets             1,910,922           105      124,934     4,624,505           236,986
Net assets at beginning of period               9,319,379             -    5,299,776    23,668,467         3,758,211
                                              -----------   -----------   ----------   -----------   ---------------
Net assets at end of period                   $11,230,301   $       105   $5,424,710   $28,292,972   $     3,995,197
                                              ===========   ===========   ==========   ===========   ===============

                                                 SAST Dogs          SAST          SAST        SST Real
                                               of Wall Street     Balanced      Balanced       Return
                                                 Portfolio       Portfolio     Portfolio     Portfolio
                                                  Class 3         Class 1       Class 3       Class 3
                                              ----------------  ------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
  Net investment income (loss)                $       110,800   $    63,770   $    85,726   $    76,288
  Net realized gain (losses)                          423,272       338,090       284,832        (2,207)
  Capital gain dist from mutual funds                       -             -             -             -
  Change in net unrealized appreciation
    (depreciation) of investments                   2,248,147     2,645,974     1,269,934    (2,012,834)
                                              ---------------   -----------   -----------   -----------
    Increase (decrease) in net assets
      resulting from operations                     2,782,219     3,047,834     1,640,492    (1,938,753)
                                              ---------------   -----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      6,657,969        45,142     1,845,863    12,741,588
  Cost of units redeemed                             (684,861)   (2,162,340)     (770,940)   (1,752,241)
  Net transfers                                     8,712,934       364,049     6,810,466    28,726,124
  Contract maintenance charge                         (70,580)          (90)      (62,417)     (253,316)
  Adjustments to net assets allocated to
    contracts in payout period                              6         1,621             5            (4)
                                              ---------------   -----------   -----------   -----------
    Increase (decrease) in net assets
      resulting from principal transactions        14,615,468    (1,751,618)    7,822,977    39,462,151
                                              ---------------   -----------   -----------   -----------
Increase (decrease) in net assets                  17,397,687     1,296,216     9,463,469    37,523,398
Net assets at beginning of period                   4,266,089    18,008,828     6,208,355    19,237,262
                                              ---------------   -----------   -----------   -----------
Net assets at end of period                   $    21,663,776   $19,305,044   $15,671,824   $56,760,660
                                              ===============   ===========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2012
FROM OPERATIONS:
  Net investment income (loss)                $        36,076   $    41,053   $    19,596   $   351,662
  Net realized gain (losses)                          218,116      (122,214)      270,706        44,613
  Change in net unrealized appreciation
    (depreciation) of investments                       3,987     2,054,800       282,547       (77,321)
                                              ---------------   -----------   -----------   -----------
Increase (decrease) in net assets
  resulting from operations                           258,179     1,973,639       572,849       318,954
                                              ---------------   -----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
  Net proceeds from units sold                      1,219,495       303,058       642,331     4,214,067
  Cost of units redeemed                             (390,431)   (1,838,572)     (513,838)     (688,488)
  Net transfers                                     1,456,328       700,940     1,443,427     8,371,849
  Contract maintenance charge                            (318)            -        (1,111)       (1,686)
  Adjustments to net assets allocated
    to contracts in payout period                        (132)        7,679             -             -
                                              ---------------   -----------   -----------   -----------
  Increase (decrease) in net assets
    resulting from principal transactions           2,284,942      (826,895)    1,570,809    11,895,742
                                              ---------------   -----------   -----------   -----------
  Increase (decrease) in net assets                 2,543,121     1,146,744     2,143,658    12,214,696
Net assets at beginning of period                   1,722,968    16,862,084     4,064,697     7,022,566
                                              ---------------   -----------   -----------   -----------
Net assets at end of period                   $     4,266,089   $18,008,828   $ 6,208,355   $19,237,262
                                              ===============   ===========   ===========   ===========

                            See accompanying notes.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION
     ------------

     Variable Annuity Account Seven of American General Life Insurance Company (the "Separate Account") is an investment account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into an affiliate company, American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

     The Separate Account offers the following variable annuity products:
     Polaris Plus, Polaris II Asset Manager, Polaris II A-Class, Polaris II A-Class Platinum Series, and Polaris Platinum O-Series.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 80 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the nine currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the fifty eight currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"), (4) the two currently available Class VC investment portfolios of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (5) the four currently available Class 2 investment portfolios of the American Fund Insurance Series (the "American Series"), (6) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Trust"), or (7) the one currently available Class 3 investment portfolio of the Seasons Series Trust (the "Seasons Trust"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares in the American

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)
     ------------------------

     Series, the Series II shares in the Invesco Funds, the Class 2 shares in the Franklin Trust and the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC Shares of the Lord Abbett Fund are not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the Lord Abbett Fund are not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the Lord Abbett Fund, the Franklin Trust, the American Series, and the Seasons Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, the SunAmerica Trust, and the Seasons Trust are affiliated investment companies. The contract holder may elect to have payments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

     On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund was renamed the Invesco Van Kampen V.I. American Franchise Fund.

     On May 1, 2012, the Mid Cap Value Portfolio was renamed the Mid Cap Stock Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     ------------------------------------------------------

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS
     -----------------------

     Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)
     -----------------------------------

     Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

     Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

     The Separate Account assets measured at fair value as of December 31, 2013 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2013 and for the year then ended. The Separate Account had no liabilities as of December 31, 2013. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets are of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and changes in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013 is presented.

4.   CHARGES  AND  DEDUCTIONS
     ------------------------

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The Polaris Plus, Polaris Platinum O-Series, and Polaris II A-Class Platinum Series contracts provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% for the Polaris Plus and Polaris Platinum O-Series products and 0.50% for the Polaris II A-Class Platinum Series product, of any amount withdrawn that exceed the free withdrawal amount and are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     are no withdrawal charges under the Polaris II Asset Manager and Polaris II A-Class contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge ranging from $35 to $50 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statements of Changes in Net Assets. There are no contract maintenance charges under the Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each portfolio, depending on any death benefits elected for each product, is as follows: Polaris Plus, 0.85% or 1.25%, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series, 0.85% or 1.10%, and Polaris Platinum O-Series, 0.95% or 1.20%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no transfer fees under the Polaris Plus contracts.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the income benefit base (as defined in the prospectus), deducted annually from the contract value, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges.

     MARKETLOCK, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, AND MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Polaris II A-Class Platinum Series. The annual fee for MarketLock ranges from 0.50% to 0.65% of the maximum anniversary value benefit base (as defined in the prospectus), deducted quarterly from the contract value and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus and MarketLock Income Plus features are offered in Polaris II A-Class Platinum Series. The annual fee ranges from 0.70% to 0.75% for one covered person and from 0.95% to 1.00% for two covered persons for MarketLock for Life Plus and ranges from 0.85% to 0.95% for one covered person and 1.10% to 1.35% for two covered persons for MarketLock Income Plus, of the income base, deducted quarterly from the contract value and recorded as cost of units redeemed in the Statements of Changes in Net Assets. The income base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plush a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock for Life feature is offered in Polaris II A-Class Platinum Series. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contact years 2-5, capped at 100% of purchase payments in year 2-5 over the first year purchase payments.

     SUNAMERICA INCOME PLUS FEE: The optional SunAmerica Income Plus feature provides a guaranteed withdrawal steam by locking in market gains during an applicable evaluation period. The SunAmerica Income Plus feature is offered in Polaris Platinum O-Series. The annual fee ranges from 0.60% to 2.20% for one covered person and 0.60% to 2.70% for two covered persons, of the maximum anniversary value benefit base,

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The fee may change after the first year based on an index of market volatility. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

     SALES CHARGE: For the Polaris II A-Class and the Polaris II A-Class Platinum Series products, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statements of Changes in Net Assets.

     PREMIUM BASED CHARGE: For the Polaris Platinum O-Series product, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge ranges from 1.25% to 5.00% of the gross purchase payment invested, depending on the investment amount and the year of receipt and is paid to the Company. The charge is deducted from the contract value on a quarterly basis over a period of 7 years and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                         Proceeds from
Sub-accounts                                                     Cost of Purchases            Sales
--------------------------------------------------------------  ------------------    --------------------
Lord Abbett Growth and Income Portfolio Class VC                $        3,417,582    $         31,948,814
American Funds Growth-Income Fund Class 2                               23,591,560              79,422,171
American Funds Growth Fund Class 2                                      16,517,980              43,501,519
Lord Abbett Mid Cap Stock Portfolio Class VC                             1,742,942              14,411,303
American Funds Asset Allocation Fund Class 2                            42,452,629              42,662,376
American Funds Global Growth Fund Class 2                               26,020,431              53,349,316
Invesco VI American Franchise Fund Series II                               426,096               1,578,963
Invesco VI Comstock Fund Series II                                      28,057,535              47,881,885
Invesco VI Growth and Income Fund Series II                             30,938,859              53,925,574
Franklin Income Securities Fund                                         13,623,197               3,998,043
Franklin Templeton VIP Founding Funds Allocations Fund Class 2           9,112,266              14,711,318
AST Growth Portfolio Class 1                                             1,032,536               6,937,566
AST Growth Portfolio Class 3                                               909,724                 853,087
AST Government and Quality Bond Portfolio Class 1                        3,619,907              10,086,139
AST Government and Quality Bond Portfolio Class 3                       59,044,540              10,700,790
AST Capital Appreciation Portfolio Class 1                               8,648,319              14,130,713
AST Capital Appreciation Portfolio Class 3                              34,226,315              19,274,541
AST Natural Resources Portfolio Class 3                                    796,780               1,143,549
SAST Equity Index Portfolio Class 1                                         83,492               1,246,767
SAST Small Company Value Portfolio Class 1                                 220,985                 723,184
SAST Small Company Value Portfolio Class 3                               2,987,070              12,051,086
SAST Mid-Cap Growth Portfolio Class 1                                      547,491                 754,895
SAST Mid-Cap Growth Portfolio Class 3                                    4,099,533               5,024,869
SAST Capital Growth Portfolio Class 1                                       53,467                 206,814
SAST Capital Growth Portfolio Class 3                                      369,510                 673,609
SAST Blue Chip Growth Portfolio Class 1                                    766,805                 587,784
SAST Blue Chip Growth Portfolio Class 3                                  1,073,908                 783,850
SAST Growth Opportunities Portfolio Class 1                                381,669                 472,137
SAST Growth Opportunities Portfolio Class 3                              4,651,611              13,799,620
SAST Technology Portfolio Class 1                                           36,120                  70,211
SAST Technology Portfolio Class 3                                          155,752                 195,898
SAST Marsico Focused Growth Portfolio Class 3                           10,410,241               1,040,170
SAST Small & Mid Cap Value Portfolio Class 3                             8,324,676              25,194,934
SAST Foreign Value Portfolio Class 3                                    20,031,112              23,173,932
SAST Cash Management Portfolio Class 1                                  15,740,395              16,618,704
SAST Cash Management Portfolio Class 3                                  19,873,522              18,215,487
SAST Corporate Bond Portfolio Class 1                                    5,030,195              11,597,384
SAST Corporate Bond Portfolio Class 3                                   51,846,013              22,291,748
SAST Global Bond Portfolio Class 1                                       1,433,140               2,527,190
SAST Global Bond Portfolio Class 3                                      16,490,185               3,293,788
SAST High-Yield Bond Portfolio Class 1                                   1,697,280               2,883,766
SAST High-Yield Bond Portfolio Class 3                                  11,113,260               5,706,742
AST Asset Allocation Portfolio Class 1                                   1,351,041               3,464,486
AST Asset Allocation Portfolio Class 3                                   6,763,165               1,690,072
SAST Growth-Income Portfolio Class 1                                     1,366,661               3,670,318
SAST Growth-Income Portfolio Class 3                                    31,802,607               2,660,785
SAST Global Equities Portfolio Class 1                                     275,211                 915,746
SAST Global Equities Portfolio Class 3                                     802,347                 273,892
SAST Alliance Growth Portfolio Class 1                                     139,104               4,283,051
SAST Alliance Growth Portfolio Class 3                                     414,699               1,840,814

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                         Proceeds from
Sub-accounts                                                     Cost of Purchases            Sales
--------------------------------------------------------------  ------------------    --------------------
SAST MFS Massachusetts Investors Trust Portfolio Class 1        $        1,006,350    $            948,416
SAST MFS Massachusetts Investors Trust Portfolio Class 3                30,219,463               8,869,943
SAST Fundamental Growth Portfolio Class 1                                  331,039               1,913,458
SAST Fundamental Growth Portfolio Class 3                                  357,504               1,000,714
SAST Dynamic Allocation Portfolio Class 3                              236,179,397                 296,850
SAST International Diversified Equities Portfolio Class 1                  467,639                 896,044
SAST International Diversified Equities Portfolio Class 3                7,547,209                 837,566
SAST Davis Venture Value Portfolio Class 1                               4,199,066              10,749,561
SAST Davis Venture Value Portfolio Class 3                              19,328,702              20,983,018
SAST MFS Total Return Portfolio Class 1                                  3,131,126              14,393,320
SAST MFS Total Return Portfolio Class 3                                 15,592,570              14,110,001
SAST Total Return Bond Portfolio Class 1                                 3,596,982               6,347,555
SAST Total Return Bond Portfolio Class 3                                62,129,323              19,894,508
SAST Telecom Utility Portfolio Class 1                                     280,155                 516,077
SAST Telecom Utility Portfolio Class 3                                     323,724                 290,570
SAST Equity Opportunities Portfolio Class 1                                 89,982               1,558,881
SAST Equity Opportunities Portfolio Class 3                             15,075,048                 993,090
SAST Aggressive Growth Portfolio Class 1                                   300,455                 846,348
SAST Aggressive Growth Portfolio Class 3                                   441,934                 619,632
SAST International Growth and Income Portfolio Class 1                     749,555               1,941,277
SAST International Growth and Income Portfolio Class 3                   2,356,930              17,466,320
SAST Emerging Markets Portfolio Class 1                                    480,337               1,803,448
SAST Emerging Markets Portfolio Class 3                                  5,829,305               2,423,326
SAST SunAmerica Dynamic Strategy Portfolio Class 3                               -                     115
SAST Real Estate Portfolio Class 1                                         458,456               1,158,053
SAST Real Estate Portfolio Class 3                                       6,582,230              11,492,733
SAST Dogs of Wall Street Portfolio Class 1                                 738,040               1,174,309
SAST Dogs of Wall Street Portfolio Class 3                              16,300,822               1,574,672
SAST Balanced Portfolio Class 1                                          1,188,215               2,868,426
SAST Balanced Portfolio Class 3                                          9,416,553               1,507,725
SST Real Return Portfolio Class 3                                       40,764,010               1,225,573

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                               Contracts With a    Accumulation     Accumulation     Annuity Units    Annuity Units    Net Increase
Sub-accounts                  Total Expense of(1)   Units Issued    Units Redeemed      Issued(1)       Redeemed(1)      (Decrease)
----------------------------- -------------------  -------------  ----------------  ---------------  ---------------  --------------
  Lord Abbett Growth and
    Income Portfolio Class VC               0.85%        132,875       (2,011,058)            1,625          (2,860)     (1,879,417)
  Lord Abbett Growth and
    Income Portfolio Class VC               0.95%        109,753          (32,019)                -               -          77,734
  Lord Abbett Growth and
    Income Portfolio Class VC               1.10%          5,410          (80,096)                -               -         (74,686)
  Lord Abbett Growth and
    Income Portfolio Class VC               1.20%         68,286          (16,155)                -               -          52,131
  American Funds Growth-
    Income Fund Class 2                     0.85%        386,005       (3,570,673)            4,197          (2,001)     (3,182,472)
  American Funds Growth-
    Income Fund Class 2                     0.95%        487,183          (57,541)                -               -         429,642
  American Funds Growth-
    Income Fund Class 2                     1.10%          8,245         (102,555)                -               -         (94,310)
  American Funds Growth-
    Income Fund Class 2                     1.20%        323,577          (23,642)                -               -         299,935
  American Funds Growth
    Fund Class 2                            0.85%        174,098       (1,611,024)            2,992          (1,183)     (1,435,117)
  American Funds Growth
    Fund Class 2                            0.95%        380,972         (111,321)                -               -         269,651
  American Funds Growth
    Fund Class 2                            1.10%          7,360          (50,922)                -               -         (43,562)
  American Funds Growth
    Fund Class 2                            1.20%        223,174          (39,944)                -               -         183,230
  Lord Abbett Mid Cap Stock
    Portfolio Class VC                      0.85%         66,073         (746,657)            1,806            (731)       (679,509)
  Lord Abbett Mid Cap Stock
    Portfolio Class VC                      0.95%         25,411           (8,054)                -               -          17,357
  Lord Abbett Mid Cap Stock
    Portfolio Class VC                      1.10%         10,153          (48,186)                -               -         (38,033)
  Lord Abbett Mid Cap Stock
    Portfolio Class VC                      1.20%         24,331           (2,713)                -               -          21,617
  American Funds Asset
    Allocation Fund Class 2                 0.85%      2,291,312       (2,680,061)              435          (5,244)       (393,558)
  American Funds Asset
    Allocation Fund Class 2                 0.95%        167,493          (35,509)                -               -         131,984
  American Funds Asset
    Allocation Fund Class 2                 1.10%         58,518          (67,637)                -               -          (9,119)
  American Funds Asset
    Allocation Fund Class 2                 1.20%        139,823          (13,744)                -               -         126,079
  American Funds Global
    Growth Fund Class 2                     0.85%        252,823       (1,792,962)            1,327          (1,063)     (1,539,876)
  American Funds Global
    Growth Fund Class 2                     0.95%        541,310         (142,913)                -               -         398,397
  American Funds Global
    Growth Fund Class 2                     1.10%          9,157          (32,480)                -               -         (23,323)
  American Funds Global
    Growth Fund Class 2                     1.20%        277,965          (54,639)                -               -         223,326
  Invesco VI American
    Franchise Fund Series II                0.85%          8,488          (97,659)                -               -         (89,171)
  Invesco VI American
    Franchise Fund Series II                0.95%         12,400           (3,727)                -               -           8,673
  Invesco VI American
    Franchise Fund Series II                1.10%          1,699          (13,160)                -               -         (11,461)
  Invesco VI American
    Franchise Fund Series II                1.20%         11,774           (1,522)                -               -          10,252
  Invesco VI Comstock
    Fund Series II                          0.85%        464,000       (2,672,097)            2,015          (1,268)     (2,207,349)
  Invesco VI Comstock
    Fund Series II                          0.95%        979,365         (292,942)                -               -         686,423
  Invesco VI Comstock
    Fund Series II                          1.10%          8,318          (59,993)                -               -         (51,675)
  Invesco VI Comstock
    Fund Series II                          1.20%        463,409         (102,682)                -               -         360,728
  Invesco VI Growth and
    Income Fund Series II                   0.85%        311,167       (2,604,903)              355          (2,359)     (2,295,740)
  Invesco VI Growth and
    Income Fund Series II                   0.95%        948,793         (294,972)                -               -         653,821
  Invesco VI Growth and
    Income Fund Series II                   1.10%          7,472          (85,658)                -               -         (78,186)
  Invesco VI Growth and
    Income Fund Series II                   1.20%        453,500         (111,227)                -               -         342,273
  Franklin Income Securities
    Fund                                    0.85%        694,926         (383,328)                -            (129)        311,469
  Franklin Income Securities
    Fund                                    0.95%        186,544          (30,416)                -               -         156,128
  Franklin Income Securities
    Fund                                    1.10%          5,960           (4,729)                -               -           1,231
  Franklin Income Securities
    Fund                                    1.20%        202,980          (25,592)                -               -         177,388
  Franklin Templeton VIP
    Founding Funds
    Allocations Fund Class 2                0.85%         75,858       (1,275,129)                -               -      (1,199,271)
  Franklin Templeton VIP
    Founding Funds
    Allocations Fund Class 2                0.95%         66,966           (5,945)                -               -          61,021
  Franklin Templeton VIP
    Founding Funds
    Allocations Fund Class 2                1.10%              1           (1,015)                -               -          (1,014)
  Franklin Templeton VIP
    Founding Funds
    Allocations Fund Class 2                1.20%         72,922           (5,736)                -               -          67,186
  AST Growth Portfolio
    Class 1                                 0.85%         57,035         (355,745)                -            (842)       (299,553)
  AST Growth Portfolio
    Class 1                                 1.10%          1,508          (18,429)                -               -         (16,921)
  AST Growth Portfolio
    Class 1                                 1.25%          3,727          (27,673)                -            (449)        (24,395)
  AST Growth Portfolio
    Class 3                                 0.85%         18,537          (50,720)              250               -         (31,933)
  AST Growth Portfolio
    Class 3                                 0.95%         13,605           (2,948)                -               -          10,657
  AST Growth Portfolio
    Class 3                                 1.10%              -              (24)                -               -             (24)
  AST Growth Portfolio
    Class 3                                 1.20%         29,624           (3,241)                -               -          26,383
  AST Government and
    Quality Bond Portfolio
    Class 1                                 0.85%        156,367         (497,595)                -            (659)       (341,887)
  AST Government and
    Quality Bond Portfolio
    Class 1                                 1.10%         11,086          (23,214)                -               -         (12,127)
  AST Government and
    Quality Bond Portfolio
    Class 1                                 1.25%          4,712          (66,289)                -          (1,343)        (62,920)
  AST Government and
    Quality Bond Portfolio
    Class 3                                 0.85%      1,130,641       (1,021,678)                -          (3,769)        105,195
  AST Government and
    Quality Bond Portfolio
    Class 3                                 0.95%      2,026,275         (200,695)                -               -       1,825,580
  AST Government and
    Quality Bond Portfolio
    Class 3                                 1.10%         10,301          (10,223)                -               -              78
  AST Government and
    Quality Bond Portfolio
    Class 3                                 1.20%        839,362          (96,133)                -               -         743,229
  AST Capital Appreciation
    Portfolio Class 1                       0.85%         24,411         (484,781)                -          (2,166)       (462,536)
  AST Capital Appreciation
    Portfolio Class 1                       1.10%          3,202          (35,273)                -               -         (32,071)
  AST Capital Appreciation
    Portfolio Class 1                       1.25%          5,821          (30,710)                -             (77)        (24,967)
  AST Capital Appreciation
    Portfolio Class 3                       0.85%        402,350       (1,075,562)                -             (84)       (673,296)
  AST Capital Appreciation
    Portfolio Class 3                       0.95%        549,860          (67,306)                -               -         482,554
  AST Capital Appreciation
    Portfolio Class 3                       1.10%          2,350          (14,062)                -               -         (11,712)
  AST Capital Appreciation
    Portfolio Class 3                       1.20%        266,067          (27,272)                -               -         238,795
  AST Natural Resources
    Portfolio Class 3                       0.85%         46,414         (109,285)                -               -         (62,871)
  AST Natural Resources
    Portfolio Class 3                       0.95%         20,922           (3,186)                -               -          17,736
  AST Natural Resources
    Portfolio Class 3                       1.10%          1,103             (765)                -               -             338
  AST Natural Resources
    Portfolio Class 3                       1.20%         16,803           (3,983)                -               -          12,820
  SAST Equity Index
    Portfolio Class 1                       1.25%          8,007          (93,136)                -            (433)        (85,563)
  SAST Small Company
    Value Portfolio Class 1                 0.85%              4              (17)                -               -             (13)
  SAST Small Company
    Value Portfolio Class 1                 1.25%          5,276          (19,892)                -               -         (14,617)
  SAST Small Company
    Value Portfolio Class 3                 0.85%         66,159         (839,830)                -             (65)       (773,736)
  SAST Small Company
    Value Portfolio Class 3                 0.95%        160,895         (104,948)                -               -          55,947
  SAST Small Company
    Value Portfolio Class 3                 1.10%             88           (6,222)                -               -          (6,134)
  SAST Small Company
    Value Portfolio Class 3                 1.20%         83,790          (40,094)                -               -          43,696

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                               Contracts With a    Accumulation     Accumulation     Annuity Units    Annuity Units    Net Increase
Sub-accounts                 Total Expense of(1)   Units Issued    Units Redeemed      Issued(1)       Redeemed(1)      (Decrease)
---------------------------  --------------------  -------------  ----------------  ---------------  ---------------  --------------
  SAST Mid-Cap Growth
    Portfolio Class 1                       0.85%         36,388          (61,855)              639               -         (24,828)
  SAST Mid-Cap Growth
    Portfolio Class 1                       1.10%         16,441           (2,887)                -               -          13,554
  SAST Mid-Cap Growth
    Portfolio Class 3                       0.85%         97,110         (167,969)              337               -         (70,523)
  SAST Mid-Cap Growth
    Portfolio Class 3                       0.95%        203,764         (220,278)                -               -         (16,514)
  SAST Mid-Cap Growth
    Portfolio Class 3                       1.10%             18             (345)                -               -            (327)
  SAST Mid-Cap Growth
    Portfolio Class 3                       1.20%        123,924          (74,146)                -               -          49,777
  SAST Capital Growth
    Portfolio Class 1                       0.85%          5,165          (18,377)                -               -         (13,212)
  SAST Capital Growth
    Portfolio Class 1                       1.10%            139           (2,827)                -               -          (2,688)
  SAST Capital Growth
    Portfolio Class 3                       0.85%          8,311          (62,952)                -               -         (54,641)
  SAST Capital Growth
    Portfolio Class 3                       0.95%          4,679           (3,524)                -               -           1,155
  SAST Capital Growth
    Portfolio Class 3                       1.10%            209             (427)                -               -            (219)
  SAST Capital Growth
    Portfolio Class 3                       1.20%         25,321           (1,346)                -               -          23,976
  SAST Blue Chip Growth
    Portfolio Class 1                       0.85%         65,915          (74,451)                -               -          (8,536)
  SAST Blue Chip Growth
    Portfolio Class 1                       1.10%         25,385           (4,691)                -               -          20,694
  SAST Blue Chip Growth
    Portfolio Class 3                       0.85%         24,233          (85,616)                -               -         (61,384)
  SAST Blue Chip Growth
    Portfolio Class 3                       0.95%         34,688          (13,419)                -               -          21,269
  SAST Blue Chip Growth
    Portfolio Class 3                       1.10%              -             (120)                -               -            (120)
  SAST Blue Chip Growth
    Portfolio Class 3                       1.20%         71,424          (12,983)                -               -          58,441
  SAST Growth
    Opportunities Portfolio
    Class 1                                 0.85%         36,064          (50,063)                -               -         (13,999)
  SAST Growth
    Opportunities Portfolio
    Class 1                                 1.10%          1,266           (8,365)                -               -          (7,099)
  SAST Growth
    Opportunities Portfolio
    Class 3                                 0.85%        143,103       (1,569,197)              329               -      (1,425,764)
  SAST Growth
    Opportunities Portfolio
    Class 3                                 0.95%        289,339         (148,865)                -               -         140,474
  SAST Growth
    Opportunities Portfolio
    Class 3                                 1.10%            495          (13,208)                -               -         (12,712)
  SAST Growth
    Opportunities Portfolio
    Class 3                                 1.20%        153,059          (52,924)                -               -         100,135
  SAST Technology
    Portfolio Class 1                       0.85%         12,951          (24,907)                -               -         (11,955)
  SAST Technology
    Portfolio Class 1                       1.10%              1             (164)                -               -            (163)
  SAST Technology
    Portfolio Class 3                       0.85%         16,043          (60,545)                -               -         (44,503)
  SAST Technology
    Portfolio Class 3                       0.95%         14,503          (10,065)                -               -           4,439
  SAST Technology
    Portfolio Class 3                       1.10%              -             (118)                -               -            (118)
  SAST Technology
    Portfolio Class 3                       1.20%         28,581           (2,180)                -               -          26,401
  SAST Marsico Focused
    Growth Portfolio Class 3                0.85%        315,231          (92,445)                -               -         222,786
  SAST Marsico Focused
    Growth Portfolio Class 3                0.95%        363,033          (36,476)                -               -         326,557
  SAST Marsico Focused
    Growth Portfolio Class 3                1.10%          1,430           (1,628)                -               -            (198)
  SAST Marsico Focused
    Growth Portfolio Class 3                1.20%        160,297          (14,024)                -               -         146,273
  SAST Small & Mid Cap
    Value Portfolio Class 3                 0.85%        133,822       (1,621,705)              206               -      (1,487,677)
  SAST Small & Mid Cap
    Value Portfolio Class 3                 0.95%        224,147          (94,269)                -               -         129,878
  SAST Small & Mid Cap
    Value Portfolio Class 3                 1.10%            715          (16,496)                -               -         (15,780)
  SAST Small & Mid Cap
    Value Portfolio Class 3                 1.20%        118,404          (47,754)                -               -          70,650
  SAST Foreign Value
    Portfolio Class 3                       0.85%        425,070       (1,935,043)                -             (74)     (1,510,047)
  SAST Foreign Value
    Portfolio Class 3                       0.95%      1,204,059         (407,458)                -               -         796,601
  SAST Foreign Value
    Portfolio Class 3                       1.10%          3,618          (18,179)                -               -         (14,561)
  SAST Foreign Value
    Portfolio Class 3                       1.20%        590,079         (147,195)                -               -         442,884
  SAST Cash Management
    Portfolio Class 1                       0.85%      1,435,579       (1,463,968)                -            (647)        (29,035)
  SAST Cash Management
    Portfolio Class 1                       1.10%         70,708          (41,288)                -               -          29,420
  SAST Cash Management
    Portfolio Class 1                       1.25%         39,572          (94,868)                -            (153)        (55,449)
  SAST Cash Management
    Portfolio Class 3                       0.85%      1,594,138       (1,598,956)                -               -          (4,817)
  SAST Cash Management
    Portfolio Class 3                       0.95%        405,601         (324,964)                -               -          80,637
  SAST Cash Management
    Portfolio Class 3                       1.10%          4,776           (5,633)                -               -            (858)
  SAST Cash Management
    Portfolio Class 3                       1.20%        169,924          (85,340)                -               -          84,584
  SAST Corporate Bond
    Portfolio Class 1                       0.85%        112,827         (470,349)                -            (142)       (357,664)
  SAST Corporate Bond
    Portfolio Class 1                       1.10%          7,635          (23,974)                -               -         (16,338)
  SAST Corporate Bond
    Portfolio Class 1                       1.25%          3,980          (16,407)                -               -         (12,428)
  SAST Corporate Bond
    Portfolio Class 3                       0.85%        904,564       (1,283,470)            4,299               -        (374,607)
  SAST Corporate Bond
    Portfolio Class 3                       0.95%        977,364          (56,729)                -               -         920,635
  SAST Corporate Bond
    Portfolio Class 3                       1.10%          8,334          (11,010)                -               -          (2,676)
  SAST Corporate Bond
    Portfolio Class 3                       1.20%        410,051          (36,941)                -               -         373,111
  SAST Global Bond
    Portfolio Class 1                       0.85%         79,482         (116,170)                -             (82)        (36,771)
  SAST Global Bond
    Portfolio Class 1                       1.10%          1,891          (14,338)                -               -         (12,447)
  SAST Global Bond
    Portfolio Class 1                       1.25%          1,033          (14,664)                -             (48)        (13,679)
  SAST Global Bond
    Portfolio Class 3                       0.85%        462,455         (316,653)                -             (53)        145,749
  SAST Global Bond
    Portfolio Class 3                       0.95%        426,997          (22,896)                -               -         404,101
  SAST Global Bond
    Portfolio Class 3                       1.10%          2,170           (2,345)                -               -            (175)
  SAST Global Bond
    Portfolio Class 3                       1.20%        197,729          (16,081)                -               -         181,648
  SAST High-Yield Bond
    Portfolio Class 1                       0.85%         55,288         (115,726)                -               -         (60,437)
  SAST High-Yield Bond
    Portfolio Class 1                       1.10%          5,103          (16,656)                -               -         (11,553)
  SAST High-Yield Bond
    Portfolio Class 1                       1.25%          1,585          (12,850)                -             (36)        (11,302)
  SAST High-Yield Bond
    Portfolio Class 3                       0.85%        272,057         (412,474)                -             (88)       (140,504)
  SAST High-Yield Bond
    Portfolio Class 3                       0.95%        241,051          (15,873)                -               -         225,178
  SAST High-Yield Bond
    Portfolio Class 3                       1.10%          2,590           (2,404)                -               -             186
  SAST High-Yield Bond
    Portfolio Class 3                       1.20%        111,364          (16,046)                -               -          95,318
  AST Asset Allocation
    Portfolio Class 1                       0.85%         32,081         (108,737)                -            (486)        (77,142)
  AST Asset Allocation
    Portfolio Class 1                       1.10%         16,722          (18,180)                -               -          (1,458)
  AST Asset Allocation
    Portfolio Class 1                       1.25%          6,302          (31,198)                -            (125)        (25,021)
  AST Asset Allocation
    Portfolio Class 3                       0.85%        341,298         (103,127)                -               -         238,170
  AST Asset Allocation
    Portfolio Class 3                       0.95%         24,728           (4,875)                -               -          19,853
  AST Asset Allocation
    Portfolio Class 3                       1.10%             38           (3,207)                -               -          (3,169)
  AST Asset Allocation
    Portfolio Class 3                       1.20%          9,385             (885)                -               -           8,500
  SAST Growth- Income
    Portfolio Class 1                       0.85%         51,765         (126,228)                -            (274)        (74,737)
  SAST Growth- Income
    Portfolio Class 1                       1.10%          7,601           (5,181)                -               -           2,420

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                               Contracts With a    Accumulation     Accumulation     Annuity Units    Annuity Units    Net Increase
Sub-accounts                  Total Expense of(1)  Units Issued    Units Redeemed      Issued(1)       Redeemed(1)      (Decrease)
----------------------------  -------------------  -------------  ----------------  ---------------  ---------------  --------------
  SAST Growth-Income
    Portfolio Class 1                       1.25%          3,849          (49,826)                -            (216)        (46,192)
  SAST Growth-Income
    Portfolio Class 3                       0.85%        985,426         (214,648)                -             (44)        770,734
  SAST Growth-Income
    Portfolio Class 3                       0.95%      1,105,062         (133,562)                -               -         971,500
  SAST Growth-Income
    Portfolio Class 3                       1.10%          5,101             (762)                -               -           4,339
  SAST Growth-Income
    Portfolio Class 3                       1.20%        510,387          (56,081)                -               -         454,306
  SAST Global Equities
    Portfolio Class 1                       0.85%         17,030          (31,785)                -               -         (14,755)
  SAST Global Equities
    Portfolio Class 1                       1.10%              1          (10,391)                -               -         (10,390)
  SAST Global Equities
    Portfolio Class 1                       1.25%          3,503          (16,324)                -              (3)        (12,824)
  SAST Global Equities
    Portfolio Class 3                       0.85%         13,753          (21,507)                -               -          (7,755)
  SAST Global Equities
    Portfolio Class 3                       0.95%         27,529           (2,356)                -               -          25,173
  SAST Global Equities
    Portfolio Class 3                       1.10%              8              (44)                -               -             (36)
  SAST Global Equities
    Portfolio Class 3                       1.20%         30,666             (763)                -               -          29,903
  SAST Alliance Growth
    Portfolio Class 1                       0.85%          6,498          (79,270)                -             (20)        (72,792)
  SAST Alliance Growth
    Portfolio Class 1                       1.10%          1,505           (3,665)                -               -          (2,160)
  SAST Alliance Growth
    Portfolio Class 1                       1.25%          2,238          (74,817)                -             (96)        (72,676)
  SAST Alliance Growth
    Portfolio Class 3                       0.85%         18,333         (166,493)                -               -        (148,160)
  SAST Alliance Growth
    Portfolio Class 3                       0.95%          4,624             (433)                -               -           4,191
  SAST Alliance Growth
    Portfolio Class 3                       1.10%            180           (1,082)                -               -            (902)
  SAST Alliance Growth
    Portfolio Class 3                       1.20%         24,333           (1,836)                -               -          22,497
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 1                                 0.85%         53,767          (69,802)            1,145               -         (14,890)
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 1                                 1.10%         16,019             (764)                -               -          15,255
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 3                                 0.85%        550,272         (730,192)                -               -        (179,920)
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 3                                 0.95%      1,308,109         (257,922)                -               -       1,050,186
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 3                                 1.10%          2,605           (8,378)                -               -          (5,773)
  SAST MFS Massachusetts
    Investors Trust Portfolio
    Class 3                                 1.20%        623,517         (100,724)                -               -         522,793
  SAST Fundamental
    Growth Portfolio Class 1                0.85%          8,770          (95,969)                -             (19)        (87,218)
  SAST Fundamental
    Growth Portfolio Class 1                1.10%         19,736           (8,083)                -               -          11,653
  SAST Fundamental
    Growth Portfolio Class 1                1.25%          7,298          (41,972)                -             (74)        (34,748)
  SAST Fundamental
    Growth Portfolio Class 3                0.85%         27,889         (105,615)              195               -         (77,531)
  SAST Fundamental
    Growth Portfolio Class 3                0.95%          2,555           (2,558)                -               -              (3)
  SAST Fundamental
    Growth Portfolio Class 3                1.10%              -             (210)                -               -            (210)
  SAST Fundamental
    Growth Portfolio Class 3                1.20%         14,342           (3,033)                -               -          11,310
  SAST Dynamic Allocation
    Portfolio Class 3                       0.85%          1,340              (20)                -               -           1,320
  SAST Dynamic Allocation
    Portfolio Class 3                       0.95%     17,692,654         (542,649)                -               -      17,150,005
  SAST Dynamic Allocation
    Portfolio Class 3                       1.20%      3,527,839          (89,642)                -               -       3,438,197
  SAST International
    Diversified Equities
    Portfolio Class 1                       0.85%         30,817          (56,084)                -            (156)        (25,423)
  SAST International
    Diversified Equities
    Portfolio Class 1                       1.10%            711           (6,580)                -               -          (5,869)
  SAST International
    Diversified Equities
    Portfolio Class 1                       1.25%          3,438          (15,861)                -          (1,088)        (13,511)
  SAST International
    Diversified Equities
    Portfolio Class 3                       0.85%        267,428         (132,424)              596               -         135,601
  SAST International
    Diversified Equities
    Portfolio Class 3                       0.95%        381,315          (25,824)                -               -         355,491
  SAST International
    Diversified Equities
    Portfolio Class 3                       1.10%          1,326             (466)                -               -             860
  SAST International
    Diversified Equities
    Portfolio Class 3                       1.20%        183,502          (10,076)                -               -         173,426
  SAST Davis Venture Value
    Portfolio Class 1                       0.85%         19,786         (446,123)                -            (195)       (426,532)
  SAST Davis Venture Value
    Portfolio Class 1                       1.10%          4,553          (42,699)                -               -         (38,145)
  SAST Davis Venture Value
    Portfolio Class 1                       1.25%          6,410          (39,134)                -            (102)        (32,826)
  SAST Davis Venture Value
    Portfolio Class 3                       0.85%        137,270       (1,155,654)                -            (675)     (1,019,060)
  SAST Davis Venture Value
    Portfolio Class 3                       0.95%        499,992          (77,929)                -               -         422,064
  SAST Davis Venture Value
    Portfolio Class 3                       1.10%            440          (13,797)                -               -         (13,356)
  SAST Davis Venture Value
    Portfolio Class 3                       1.20%        244,496          (36,547)                -               -         207,949
  SAST MFS Total Return
    Portfolio Class 1                       0.85%        122,289         (706,006)                -          (1,686)       (585,403)
  SAST MFS Total Return
    Portfolio Class 1                       1.10%         19,844          (60,578)                -               -         (40,734)
  SAST MFS Total Return
    Portfolio Class 3                       0.85%        590,131         (953,860)               54               -        (363,675)
  SAST MFS Total Return
    Portfolio Class 3                       0.95%        252,169          (31,724)                -               -         220,445
  SAST MFS Total Return
    Portfolio Class 3                       1.10%          4,345          (16,199)                -               -         (11,854)
  SAST MFS Total Return
    Portfolio Class 3                       1.20%        171,011          (19,647)                -               -         151,364
  SAST Total Return Bond
    Portfolio Class 1                       0.85%        199,320         (324,822)                -          (2,439)       (127,940)
  SAST Total Return Bond
    Portfolio Class 1                       1.10%          6,373          (18,507)                -               -         (12,134)
  SAST Total Return Bond
    Portfolio Class 1                       1.25%            929           (8,168)                -               -          (7,240)
  SAST Total Return Bond
    Portfolio Class 3                       0.85%        906,760       (1,170,640)              217               -        (263,663)
  SAST Total Return Bond
    Portfolio Class 3                       0.95%      1,791,009         (184,871)                -               -       1,606,138
  SAST Total Return Bond
    Portfolio Class 3                       1.10%         13,173          (10,848)                -               -           2,325
  SAST Total Return Bond
    Portfolio Class 3                       1.20%        751,686          (97,791)                -               -         653,895
  SAST Telecom Utility
    Portfolio Class 1                       0.85%          3,589          (11,231)                -               -          (7,642)
  SAST Telecom Utility
    Portfolio Class 1                       1.10%          2,977             (704)                -               -           2,274
  SAST Telecom Utility
    Portfolio Class 1                       1.25%          6,551          (14,729)                -             (39)         (8,218)
  SAST Telecom Utility
    Portfolio Class 3                       0.85%          8,908          (15,807)                -               -          (6,899)
  SAST Telecom Utility
    Portfolio Class 3                       0.95%          2,560           (3,162)                -               -            (602)
  SAST Telecom Utility
    Portfolio Class 3                       1.10%            616              (73)                -               -             542
  SAST Telecom Utility
    Portfolio Class 3                       1.20%          8,610           (1,149)                -               -           7,461
  SAST Equity Opportunities
    Portfolio Class 1                       0.85%          3,363          (70,639)                -            (205)        (67,480)
  SAST Equity Opportunities
    Portfolio Class 1                       1.10%             93           (8,406)                -               -          (8,313)
  SAST Equity Opportunities
    Portfolio Class 1                       1.25%          1,011           (9,934)                -               -          (8,923)
  SAST Equity Opportunities
    Portfolio Class 3                       0.85%        389,251          (81,420)                -               -         307,831
  SAST Equity Opportunities
    Portfolio Class 3                       0.95%        419,262          (32,827)                -               -         386,435
  SAST Equity Opportunities
    Portfolio Class 3                       1.10%          1,880             (672)                -               -           1,209
  SAST Equity Opportunities
    Portfolio Class 3                       1.20%        190,795          (11,911)                -               -         178,884
  SAST Aggressive Growth
    Portfolio Class 1                       0.85%         15,800          (28,108)                -               -         (12,309)
  SAST Aggressive Growth
    Portfolio Class 1                       1.10%          2,750           (6,643)                -               -          (3,893)
  SAST Aggressive Growth
    Portfolio Class 1                       1.25%          8,052          (24,685)                -             (42)        (16,675)

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                               Contracts With a    Accumulation     Accumulation     Annuity Units    Annuity Units    Net Increase
Sub-accounts                 Total Expense of(1)   Units Issued    Units Redeemed      Issued(1)       Redeemed(1)      (Decrease)
---------------------------  --------------------  -------------  ----------------  ---------------  ---------------  --------------
  SAST Aggressive Growth
    Portfolio Class 3                       0.85%         32,201          (13,667)                -               -          18,533
  SAST Aggressive Growth
    Portfolio Class 3                       0.95%          3,115          (41,727)                -               -         (38,612)
  SAST Aggressive Growth
    Portfolio Class 3                       1.10%              -              (27)                -               -             (27)
  SAST Aggressive Growth
    Portfolio Class 3                       1.20%          6,930             (479)                -               -           6,451
  SAST International Growth
    and Income Portfolio
    Class 1                                 0.85%         48,326         (114,711)                -          (1,484)        (67,868)
  SAST International Growth
    and Income Portfolio
    Class 1                                 1.10%          8,189           (3,204)                -               -           4,985
  SAST International Growth
    and Income Portfolio
    Class 1                                 1.25%          1,760          (31,389)              169               -         (29,460)
  SAST International Growth
    and Income Portfolio
    Class 3                                 0.85%        209,007       (1,401,125)              313               -      (1,191,805)
  SAST International Growth
    and Income Portfolio
    Class 3                                 0.95%         19,197           (1,429)                -               -          17,768
  SAST International Growth
    and Income Portfolio
    Class 3                                 1.10%          4,266          (14,241)                -               -          (9,975)
  SAST International Growth
    and Income Portfolio
    Class 3                                 1.20%          5,373           (3,464)                -               -           1,909
  SAST Emerging Markets
    Portfolio Class 1                       0.85%         18,033          (33,280)                -              (3)        (15,250)
  SAST Emerging Markets
    Portfolio Class 1                       1.10%          2,715           (5,316)                -               -          (2,601)
  SAST Emerging Markets
    Portfolio Class 1                       1.25%          4,798          (46,681)                -            (236)        (42,119)
  SAST Emerging Markets
    Portfolio Class 3                       0.85%        131,309         (154,767)              100               -         (23,359)
  SAST Emerging Markets
    Portfolio Class 3                       0.95%        114,583           (4,395)                -               -         110,187
  SAST Emerging Markets
    Portfolio Class 3                       1.10%          1,415             (890)                -               -             524
  SAST Emerging Markets
    Portfolio Class 3                       1.20%         63,562           (3,472)                -               -          60,090
  SAST SunAmerica
    Dynamic Strategy
    Portfolio Class 3                       0.85%              -              (10)                -               -             (10)
  SAST Real Estate Portfolio
    Class 1                                 0.85%          8,657          (22,314)                -              (2)        (13,659)
  SAST Real Estate Portfolio
    Class 1                                 1.10%          2,045           (1,110)                -               -             935
  SAST Real Estate Portfolio
    Class 1                                 1.25%          3,790          (12,160)                -            (129)         (8,499)
  SAST Real Estate Portfolio
    Class 3                                 0.85%        105,137         (352,705)                -               -        (247,568)
  SAST Real Estate Portfolio
    Class 3                                 0.95%         79,829           (7,360)                -               -          72,470
  SAST Real Estate Portfolio
    Class 3                                 1.10%          1,995           (3,396)                -               -          (1,401)
  SAST Real Estate Portfolio
    Class 3                                 1.20%         41,215           (4,343)                -               -          36,872
  SAST Dogs of Wall Street
    Portfolio Class 1                       0.85%         21,913          (31,319)                -             (84)         (9,490)
  SAST Dogs of Wall Street
    Portfolio Class 1                       1.10%          3,081           (2,507)                -               -             573
  SAST Dogs of Wall Street
    Portfolio Class 1                       1.25%          9,429          (23,191)                -            (206)        (13,968)
  SAST Dogs of Wall Street
    Portfolio Class 3                       0.85%        311,653          (66,717)                -             (54)        244,882
  SAST Dogs of Wall Street
    Portfolio Class 3                       0.95%        300,712          (42,506)                -               -         258,206
  SAST Dogs of Wall Street
    Portfolio Class 3                       1.10%          1,508             (259)                -               -           1,249
  SAST Dogs of Wall Street
    Portfolio Class 3                       1.20%        138,511          (10,432)                -               -         128,079
  SAST Balanced Portfolio
    Class 1                                 0.85%         58,609          (63,723)                -               -          (5,114)
  SAST Balanced Portfolio
    Class 1                                 1.10%          6,135           (7,821)                -               -          (1,686)
  SAST Balanced Portfolio
    Class 1                                 1.25%         13,831          (94,212)                -            (735)        (81,117)
  SAST Balanced Portfolio
    Class 3                                 0.85%        600,733         (116,777)                -               -         483,956
  SAST Balanced Portfolio
    Class 3                                 0.95%         75,840          (20,911)                -               -          54,929
  SAST Balanced Portfolio
    Class 3                                 1.10%              2           (4,588)                -               -          (4,586)
  SAST Balanced Portfolio
    Class 3                                 1.20%         90,011           (3,591)                -               -          86,420
  SST Real Return Portfolio
    Class 3                                 0.85%      1,580,929         (251,960)                -               -       1,328,968
  SST Real Return Portfolio
    Class 3                                 0.95%      1,475,922          (83,369)                -               -       1,392,553
  SST Real Return Portfolio
    Class 3                                 1.10%          9,453           (1,461)                -               -           7,992
  SST Real Return Portfolio
    Class 3                                 1.20%        598,932          (49,559)                -               -         549,373

(1) Presentation of Note 6 changed for 2013 to include Total Expense and Annuity Unit detail for each Sub-account.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2012.

                                                                    Accumulation Units    Accumulation Units    Net Increase
Sub-accounts                                                              Issued               Redeemed          (Decrease)
------------------------------------------------------------------  -------------------  --------------------  --------------
  Lord Abbett Growth and Income Portfolio Class VC                               68,740           (1,626,538)     (1,557,798)
  American Funds Growth-Income Fund Class 2                                     243,895           (3,383,610)     (3,139,715)
  American Funds Growth Fund Class 2                                            290,943           (1,534,405)     (1,243,462)
  Lord Abbett Mid Cap Stock Portfolio Class VC                                   21,339           (1,078,895)     (1,057,556)
  American Funds Asset Allocation Fund Class 2                                  212,837           (2,454,189)     (2,241,352)
  American Funds Global Growth Fund Class 2                                     362,835           (1,725,288)     (1,362,453)
  Invesco VI American Franchise Fund Series II                                    2,133             (109,209)       (107,076)
  Invesco VI Comstock Fund Series II                                            590,031           (2,238,692)     (1,648,661)
  Invesco VI Growth and Income Fund Series II                                 1,011,677           (2,021,728)     (1,010,051)
  Franklin Income Securities Fund                                               555,427             (139,576)        415,851
  Franklin Templeton VIP Founding Funds Allocations Fund Class 2                 36,316             (181,238)       (144,922)
  AST Growth Portfolio Class 1                                                    4,712             (464,738)       (460,026)
  AST Growth Portfolio Class 3                                                   16,390              (46,379)        (29,989)
  AST Government and Quality Bond Portfolio Class 1                              88,041             (493,216)       (405,175)
  AST Government and Quality Bond Portfolio Class 3                           2,576,338             (733,351)      1,842,987
  AST Capital Appreciation Portfolio Class 1                                     12,247             (740,476)       (728,229)
  AST Capital Appreciation Portfolio Class 3                                     97,982           (1,148,912)     (1,050,930)
  AST Natural Resources Portfolio Class 3                                         9,989              (76,066)        (66,077)
  SAST Equity Index Portfolio Class 1                                               396             (138,141)       (137,745)
  SAST Small Company Value Portfolio Class 1                                          5              (23,076)        (23,071)
  SAST Small Company Value Portfolio Class 3                                    421,506             (277,697)        143,809
  SAST Mid-Cap Growth Portfolio Class 1                                           3,115              (63,065)        (59,950)
  SAST Mid-Cap Growth Portfolio Class 3                                         935,130             (104,303)        830,827
  SAST Capital Growth Portfolio Class 1                                           4,070              (55,428)        (51,358)
  SAST Capital Growth Portfolio Class 3                                          15,268              (43,985)        (28,717)
  SAST Blue Chip Growth Portfolio Class 1                                         9,279              (14,895)         (5,616)
  SAST Blue Chip Growth Portfolio Class 3                                        83,689              (31,659)         52,030
  SAST Growth Opportunities Portfolio Class 1                                    14,561              (38,427)        (23,866)
  SAST Growth Opportunities Portfolio Class 3                                   571,672             (274,367)        297,305
  SAST Technology Portfolio Class 1                                              15,267              (27,350)        (12,083)
  SAST Technology Portfolio Class 3                                              28,438              (32,123)         (3,685)
  SAST Marsico Focused Growth Portfolio Class 3                                 135,050              (30,585)        104,465
  SAST Small & Mid Cap Value Portfolio Class 3                                  307,560             (367,801)        (60,241)
  SAST Foreign Value Portfolio Class 3                                        2,084,571             (778,562)      1,306,009
  SAST Cash Management Portfolio Class 1                                        539,042             (876,496)       (337,454)
  SAST Cash Management Portfolio Class 3                                        848,855           (1,137,154)       (288,299)
  SAST Corporate Bond Portfolio Class 1                                          12,447             (501,967)       (489,520)
  SAST Corporate Bond Portfolio Class 3                                         743,652             (942,454)       (198,802)
  SAST Global Bond Portfolio Class 1                                             17,750             (113,347)        (95,597)
  SAST Global Bond Portfolio Class 3                                            331,128             (151,382)        179,746
  SAST High-Yield Bond Portfolio Class 1                                         45,238             (136,472)        (91,234)
  SAST High-Yield Bond Portfolio Class 3                                        144,857             (233,407)        (88,550)
  AST Asset Allocation Portfolio Class 1                                         28,866              (96,798)        (67,932)
  AST Asset Allocation Portfolio Class 3                                         79,300              (44,529)         34,771
  SAST Growth-Income Portfolio Class 1                                           14,397             (104,940)        (90,543)
  SAST Growth-Income Portfolio Class 3                                          666,479              (75,882)        590,597
  SAST Global Equities Portfolio Class 1                                             90              (46,165)        (46,075)
  SAST Global Equities Portfolio Class 3                                         26,218              (17,076)          9,142
  SAST Alliance Growth Portfolio Class 1                                          1,354             (104,604)       (103,250)
  SAST Alliance Growth Portfolio Class 3                                          9,266             (184,151)       (174,885)
  SAST MFS Massachusetts Investors Trust Portfolio Class 1                        1,584              (41,256)        (39,672)
  SAST MFS Massachusetts Investors Trust Portfolio Class 3                    1,238,296             (264,885)        973,411
  SAST Fundamental Growth Portfolio Class 1                                       2,830             (132,415)       (129,585)
  SAST Fundamental Growth Portfolio Class 3                                      43,362              (32,908)         10,454
  SAST Dynamic Allocation Portfolio Class 3                                   6,810,575              (73,099)      6,737,476
  SAST International Diversified Equities Portfolio Class 1                       4,711             (108,114)       (103,403)
  SAST International Diversified Equities Portfolio Class 3                     115,948              (69,442)         46,506
  SAST Davis Venture Value Portfolio Class 1                                     15,651             (658,705)       (643,054)
  SAST Davis Venture Value Portfolio Class 3                                    207,134             (608,687)       (401,553)
  SAST MFS Total Return Portfolio Class 1                                        20,411             (860,499)       (840,088)
  SAST MFS Total Return Portfolio Class 3                                       264,245             (840,973)       (576,728)
  SAST Total Return Bond Portfolio Class 1                                      146,734             (194,729)        (47,995)
  SAST Total Return Bond Portfolio Class 3                                    2,442,374             (521,825)      1,920,549
  SAST Telecom Utility Portfolio Class 1                                          9,199              (20,452)        (11,253)
  SAST Telecom Utility Portfolio Class 3                                         22,768              (12,007)         10,761

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                Accumulation Units    Accumulation Units    Net Increase
Sub-accounts                                                          Issued               Redeemed          (Decrease)
--------------------------------------------------------------  -------------------  --------------------  --------------
  SAST Equity Opportunities Portfolio Class 1                                 7,917              (97,364)        (89,447)
  SAST Equity Opportunities Portfolio Class 3                               112,685              (15,162)         97,523
  SAST Aggressive Growth Portfolio Class 1                                    3,108              (40,013)        (36,905)
  SAST Aggressive Growth Portfolio Class 3                                   49,448               (6,241)         43,207
  SAST International Growth and Income Portfolio Class 1                      6,186             (110,947)       (104,761)
  SAST International Growth and Income Portfolio Class 3                      9,479             (426,493)       (417,014)
  SAST Emerging Markets Portfolio Class 1                                       630              (77,978)        (77,348)
  SAST Emerging Markets Portfolio Class 3                                    54,005              (42,174)         11,831
  SAST SunAmerica Dynamic Strategy Portfolio Class 3                             10                    -              10
  SAST Real Estate Portfolio Class 1                                          2,879              (25,761)        (22,882)
  SAST Real Estate Portfolio Class 3                                         96,709              (70,495)         26,214
  SAST Dogs of Wall Street Portfolio Class 1                                 29,673              (46,181)        (16,508)
  SAST Dogs of Wall Street Portfolio Class 3                                146,671              (21,664)        125,007
  SAST Balanced Portfolio Class 1                                            86,609             (114,188)        (27,579)
  SAST Balanced Portfolio Class 3                                           194,774              (46,916)        147,858
  SST Real Return Portfolio Class 3                                       1,011,308              (55,281)        956,027

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
Lord Abbett Growth and Income Portfolio Class VC
---------------------------------------------------------------------------------
12/31/2013                         6,909,891     17.01  to    17.56   121,091,260   0.85% to 1.20%    0.54%    34.28%  to     34.75%
12/31/2012                         8,734,130     12.67  to    13.03   113,650,846   0.85% to 1.20%    0.92%    10.75%  to     11.14%
12/31/2011                        10,291,928     11.44  to    11.73   120,543,506   0.85% to 1.20%    0.68%   -12.93%  to     -6.88%
12/31/2010                        12,237,231     12.32  to    12.59   153,938,811   0.85% to 1.10%    0.55%     5.04%  to      5.22%
4/30/2010                         13,672,902     11.73  to    11.97   163,475,589   0.85% to 1.10%    0.92%    38.67%  to     39.02%
4/30/2009                         15,241,513      8.46  to     8.61   131,090,165   0.85% to 1.10%    1.82%   -37.35%  to    -37.19%

American Funds Growth-Income Fund Class 2
---------------------------------------------------------------------------------
12/31/2013                        15,875,732     25.21  to    26.01   412,056,459   0.85% to 1.20%    1.32%    31.91%  to     32.37%
12/31/2012                        18,422,938     19.11  to    19.65   361,536,342   0.85% to 1.20%    1.56%    16.08%  to     16.49%
12/31/2011                        21,562,653     16.47  to    16.87   363,374,312   0.85% to 1.20%    1.48%    -9.22%  to     -2.66%
12/31/2010                        25,263,731     16.97  to    17.33   437,446,407   0.85% to 1.10%    1.49%     5.15%  to      5.32%
4/30/2010                         27,563,259     16.14  to    16.45   453,154,537   0.85% to 1.10%    1.48%    33.77%  to     34.10%
4/30/2009                         30,081,713     12.06  to    12.27   368,806,501   0.85% to 1.10%    2.05%   -34.25%  to    -34.09%

American Funds Growth Fund Class 2
---------------------------------------------------------------------------------
12/31/2013                         8,199,373     29.05  to    29.93   244,676,769   0.85% to 1.20%    0.92%    28.56%  to     29.00%
12/31/2012                         9,225,171     22.60  to    23.20   213,620,091   0.85% to 1.20%    0.77%    16.48%  to     16.89%
12/31/2011                        10,468,633     19.40  to    19.85   207,500,378   0.85% to 1.20%    0.59%   -12.83%  to     -5.09%
12/31/2010                        12,043,778     20.49  to    20.91   251,575,242   0.85% to 1.10%    0.72%     9.94%  to     10.13%
4/30/2010                         13,360,013     18.64  to    18.99   253,434,644   0.85% to 1.10%    0.60%    38.39%  to     38.74%
4/30/2009                         14,743,935     13.47  to    13.68   201,612,748   0.85% to 1.10%    0.99%   -37.78%  to    -37.62%

Lord Abbett Mid Cap Stock Portfolio Class VC
---------------------------------------------------------------------------------
12/31/2013                         3,839,341     19.74  to    20.35    77,949,580   0.85% to 1.20%    0.41%    28.77%  to     29.22%
12/31/2012                         4,517,908     15.33  to    15.75    71,012,534   0.85% to 1.20%    0.62%    13.18%  to     13.57%
12/31/2011                         5,575,464     13.54  to    13.86    77,188,094   0.85% to 1.20%    0.19%   -13.37%  to     -4.82%
12/31/2010                         6,800,474     14.25  to    14.57    98,941,298   0.85% to 1.10%    0.40%    11.10%  to     11.28%
4/30/2010                          7,674,773     12.83  to    13.09   100,348,573   0.85% to 1.10%    0.45%    43.62%  to     43.99%
4/30/2009                          8,811,469      8.93  to     9.09    80,026,356   0.85% to 1.10%    1.52%   -36.55%  to    -36.40%

American Funds Asset Allocation Fund Class 2
---------------------------------------------------------------------------------
12/31/2013                        15,390,855     23.10  to    23.79   365,584,176   0.85% to 1.20%    1.47%    22.22%  to     22.65%
12/31/2012                        15,535,469     18.90  to    19.40   301,000,788   0.85% to 1.20%    1.86%    14.80%  to     15.21%
12/31/2011                        17,776,821     16.46  to    16.84   299,059,306   0.85% to 1.20%    1.80%    -6.35%  to      0.44%
12/31/2010                        20,548,416     16.43  to    16.76   344,228,504   0.85% to 1.10%    1.98%     7.01%  to      7.19%
4/30/2010                         22,456,212     15.36  to    15.64   350,977,590   0.85% to 1.10%    2.21%    25.69%  to     26.00%
4/30/2009                         24,735,961     12.22  to    12.41   306,848,165   0.85% to 1.10%    2.94%   -26.24%  to    -26.06%

American Funds Global Growth Fund Class 2
---------------------------------------------------------------------------------
12/31/2013                         9,604,256     33.18  to    34.20   327,531,412   0.85% to 1.20%    1.23%    27.64%  to     28.09%
12/31/2012                        10,545,732     26.00  to    26.70   281,095,191   0.85% to 1.20%    0.88%    21.10%  to     21.52%
12/31/2011                        11,908,185     21.47  to    21.97   261,361,569   0.85% to 1.20%    1.27%   -17.13%  to     -9.66%
12/31/2010                        13,281,602     23.83  to    24.32   322,745,750   0.85% to 1.10%    1.49%     9.53%  to      9.71%
4/30/2010                         14,487,215     21.76  to    22.16   320,908,146   0.85% to 1.10%    1.29%    37.68%  to     38.03%
4/30/2009                         15,826,565     15.81  to    16.06   254,008,177   0.85% to 1.10%    2.18%   -34.28%  to    -34.12%

Invesco VI American Franchise Fund Series II
---------------------------------------------------------------------------------
12/31/2013                           359,106     16.00  to    16.48     5,899,166   0.85% to 1.20%    0.24%    38.13%  to     38.62%
12/31/2012                           440,812     11.58  to    11.89     5,229,170   0.85% to 1.20%    0.00%    12.04%  to     12.44%
12/31/2011                           547,888     10.34  to    10.58     5,785,568   0.85% to 1.20%    0.00%   -14.09%  to     -7.18%
12/31/2010                           666,338     11.18  to    11.39     7,580,846   0.85% to 1.10%    0.00%     9.80%  to      9.98%
4/30/2010                            767,800     10.18  to    10.36     7,944,554   0.85% to 1.10%    0.00%    45.23%  to     45.60%
4/30/2009                            772,256      7.01  to     7.12     5,488,421   0.85% to 1.10%    0.00%   -35.91%  to    -35.75%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
Invesco VI Comstock Fund Series II
---------------------------------------------------------------------------------
12/31/2013                        14,031,194     19.63  to    20.27   283,507,573   0.85% to 1.20%    1.44%    34.04%  to     34.51%
12/31/2012                        15,243,068     14.64  to    15.07   229,271,523   0.85% to 1.20%    1.49%    17.50%  to     17.92%
12/31/2011                        16,891,729     12.46  to    12.78   215,633,423   0.85% to 1.20%    1.36%   -11.15%  to     -2.94%
12/31/2010                        19,127,871     12.87  to    13.17   251,638,506   0.85% to 1.10%    0.00%     7.37%  to      7.55%
4/30/2010                         21,032,261     11.99  to    12.24   257,294,911   0.85% to 1.10%    1.64%    40.23%  to     40.58%
4/30/2009                         23,758,537      8.55  to     8.71   206,766,356   0.85% to 1.10%    2.47%   -34.69%  to    -34.53%

Invesco VI Growth and Income Fund Series II
---------------------------------------------------------------------------------
12/31/2013                        13,347,023     21.06  to    21.80   289,855,640   0.85% to 1.20%    1.27%    32.18%  to     32.64%
12/31/2012                        14,724,855     15.93  to    16.43   241,423,280   0.85% to 1.20%    1.30%    12.98%  to     13.38%
12/31/2011                        15,734,906     14.10  to    14.49   227,760,765   0.85% to 1.20%    1.00%   -10.74%  to     -3.09%
12/31/2010                        17,602,934     14.59  to    14.96   263,027,122   0.85% to 1.10%    0.00%     3.50%  to      3.67%
4/30/2010                         19,037,638     14.10  to    14.43   274,405,440   0.85% to 1.10%    1.30%    40.26%  to     40.61%
4/30/2009                         20,637,120     10.05  to    10.26   211,553,323   0.85% to 1.10%    2.22%   -33.49%  to    -33.32%

Franklin Income Securities Fund
---------------------------------------------------------------------------------
12/31/2013                         2,469,399     13.41  to    13.62    33,527,085   0.85% to 1.20%    5.78%    12.59%  to     12.98%
12/31/2012                         1,823,182     11.91  to    12.05    21,937,148   0.85% to 1.20%    6.45%    11.31%  to     11.70%
12/31/2011                         1,407,331     10.70  to    10.79    15,179,584   0.85% to 1.20%    5.53%    -5.54%  to      1.52%
12/31/2010                         1,275,194     10.57  to    10.63    13,554,263   0.85% to 1.10%    6.52%     5.93%  to      6.10%
4/30/2010                          1,239,046      9.98  to    10.02    12,413,390   0.85% to 1.10%    6.78%    36.32%  to     36.66%
4/30/2009                          1,082,357      7.32  to     7.33     7,934,838   0.85% to 1.10%    1.46%   -27.67%  to    -27.59%

Franklin Templeton VIP Founding Funds Allocations Fund Class 2
---------------------------------------------------------------------------------
12/31/2013                         1,344,874     12.68  to    12.88    17,293,792   0.85% to 1.20%   13.74%    22.30%  to     22.73%
12/31/2012                         2,416,953     10.36  to    10.49    25,355,257   0.85% to 1.20%    2.76%    13.95%  to     14.35%
12/31/2011                         2,561,875      9.09  to     9.18    23,506,395   0.85% to 1.20%    0.02%   -10.47%  to     -2.38%
12/31/2010                         2,670,875      9.34  to     9.40    25,104,203   0.85% to 1.10%    2.20%     4.75%  to      4.93%
4/30/2010                          2,744,267      8.91  to     8.96    24,582,687   0.85% to 1.10%    2.39%    34.35%  to     34.69%
4/30/2009                          2,716,589      6.63  to     6.65    18,067,282   0.85% to 1.10%    3.55%   -33.46%  to    -33.29%

AST Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         1,560,885     17.81  to    48.09    32,037,012   0.85% to 1.25%    0.78%    33.50%  to     34.03%
12/31/2012                         1,901,754     13.29  to    36.02    29,001,264   0.85% to 1.25%    0.56%    12.55%  to     13.00%
12/31/2011                         2,361,780     11.76  to    32.00    31,593,436   0.85% to 1.25%    0.71%    -7.42%  to     -7.05%
12/31/2010                         2,921,238     12.65  to    34.57    41,947,682   0.85% to 1.25%    0.72%     5.93%  to      6.21%
4/30/2010                          3,367,270     11.91  to    32.63    45,414,987   0.85% to 1.25%    1.04%    40.20%  to     40.76%
4/30/2009                          4,008,018      8.46  to    23.28    38,205,960   0.85% to 1.25%    0.91%   -36.22%  to    -35.96%

AST Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           316,571     16.86  to    17.47     5,506,047   0.85% to 1.20%    0.54%    33.24%  to     33.70%
12/31/2012                           311,488     12.66  to    13.07     4,064,970   0.85% to 1.20%    0.29%    12.33%  to     12.72%
12/31/2011                           341,477     11.27  to    11.60     3,958,202   0.85% to 1.20%    0.46%   -14.08%  to     -7.28%
12/31/2010                           386,395     12.18  to    12.51     4,831,679   0.85% to 1.10%    0.52%     5.81%  to      6.03%
4/30/2010                            411,516     11.51  to    11.79     4,853,062   0.85% to 1.10%    0.71%    39.93%  to     40.41%
4/30/2009                            472,674      8.23  to     8.40     3,970,032   0.85% to 1.10%    0.50%   -36.30%  to    -36.12%

AST Government and Quality Bond Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         2,329,933     17.10  to    21.58    41,570,606   0.85% to 1.25%    2.33%    -3.30%  to     -2.92%
12/31/2012                         2,746,868     17.62  to    22.32    50,495,823   0.85% to 1.25%    2.24%     2.50%  to      2.91%
12/31/2011                         3,152,043     17.12  to    21.77    56,385,005   0.85% to 1.25%    3.05%     5.76%  to      6.18%
12/31/2010                         3,914,604     16.12  to    20.59    65,850,857   0.85% to 1.25%    4.02%     1.62%  to      1.90%
4/30/2010                          4,361,104     15.82  to    20.26    72,083,413   0.85% to 1.25%    4.93%     4.56%  to      4.98%
4/30/2009                          5,468,822     15.07  to    19.37    85,971,493   0.85% to 1.25%    4.17%     2.30%  to      2.71%

AST Government and Quality Bond Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                        10,275,037     16.20  to    16.77   171,288,409   0.85% to 1.20%    2.24%    -3.50%  to     -3.16%
12/31/2012                         7,600,955     16.78  to    17.32   131,175,137   0.85% to 1.20%    2.11%     2.30%  to      2.66%
12/31/2011                         5,757,968     16.41  to    16.87    97,013,952   0.85% to 1.20%    2.93%     4.47%  to      5.92%
12/31/2010                         5,822,234     15.54  to    15.93    92,721,368   0.85% to 1.10%    3.69%     1.56%  to      1.72%
4/30/2010                          5,922,965     15.31  to    15.66    92,731,206   0.85% to 1.10%    4.48%     4.45%  to      4.72%
4/30/2009                          5,442,670     14.65  to    14.96    81,374,970   0.85% to 1.10%    3.70%     2.20%  to      2.45%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
AST Capital Appreciation Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         2,615,547     26.59  to    81.54    79,467,770   0.85% to 1.25%    0.00%    34.14%  to     34.67%
12/31/2012                         3,135,121     19.74  to    60.79    70,325,490   0.85% to 1.25%    0.00%    22.35%  to     22.85%
12/31/2011                         3,863,350     16.07  to    49.68    70,183,281   0.85% to 1.25%    0.00%    -8.20%  to     -7.83%
12/31/2010                         4,668,672     17.44  to    54.12    91,161,310   0.85% to 1.25%    0.13%    12.95%  to     13.25%
4/30/2010                          5,221,493     15.40  to    47.92    89,668,733   0.85% to 1.25%    0.00%    44.33%  to     44.91%
4/30/2009                          6,103,781     10.63  to    33.20    72,003,272   0.85% to 1.25%    0.00%   -34.86%  to    -34.60%

AST Capital Appreciation Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         5,623,576     25.13  to    26.09   146,217,010   0.85% to 1.20%    0.00%    33.87%  to     34.34%
12/31/2012                         5,587,235     18.77  to    19.42   108,360,397   0.85% to 1.20%    0.00%    22.11%  to     22.54%
12/31/2011                         6,638,165     15.37  to    15.85   105,117,546   0.85% to 1.20%    0.00%   -19.45%  to     -8.06%
12/31/2010                         7,458,411     16.80  to    17.24   128,499,376   0.85% to 1.10%    0.00%    12.87%  to     13.06%
4/30/2010                          8,272,211     14.88  to    15.25   126,060,954   0.85% to 1.10%    0.00%    44.19%  to     44.55%
4/30/2009                          8,928,669     10.32  to    10.55    94,134,741   0.85% to 1.10%    0.00%   -34.93%  to    -34.77%

AST Natural Resources Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           556,766     10.21  to    10.44     5,802,117   0.85% to 1.20%    0.69%     4.28%  to      4.64%
12/31/2012                           588,743      9.79  to     9.98     5,868,674   0.85% to 1.20%    0.81%     2.03%  to      2.39%
12/31/2011                           654,820      9.60  to     9.75     6,378,281   0.85% to 1.20%    0.42%   -27.10%  to    -21.14%
12/31/2010                           718,089     12.22  to    12.36     8,872,042   0.85% to 1.10%    0.71%    14.50%  to     14.69%
4/30/2010                            797,301     10.67  to    10.78     8,588,981   0.85% to 1.10%    1.00%    42.47%  to     42.83%
4/30/2009                            864,571      7.49  to     7.54     6,521,441   0.85% to 1.10%    0.81%   -48.71%  to    -48.58%

SAST Equity Index Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           784,852                  14.07    11,042,792            1.25%    0.32%                   29.78%
12/31/2012                           870,415                  10.84     9,436,816            1.25%    0.18%                   13.61%
12/31/2011                         1,008,160                   9.54     9,620,430            1.25%    1.51%                    0.30%
12/31/2010                         1,144,865                   9.51    10,891,764            1.25%    1.67%                    6.29%
4/30/2010                          1,249,940                   8.95    11,187,954            1.25%    2.51%                   36.45%
4/30/2009                          1,426,489                   6.56     9,357,126            1.25%    2.48%                  -36.27%

SAST Small Company Value Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           103,514     40.60  to    40.60     4,202,516   0.85% to 1.25%    0.88%    33.69%  to     33.69%
12/31/2012                           118,143     22.04  to    30.37     3,587,475   0.85% to 1.25%    0.43%    16.40%  to     16.83%
12/31/2011                           141,214     18.87  to    26.09     3,681,375   0.85% to 1.25%    0.36%    -4.43%  to     -4.07%
12/31/2010                           200,102     19.67  to    27.30     5,459,250   0.85% to 1.25%    0.59%     6.83%  to      7.09%
4/30/2010                            196,455     18.36  to    25.55     5,017,112   0.85% to 1.25%    0.75%    49.63%  to     50.20%
4/30/2009                            196,515     12.23  to    17.08     3,353,978   0.85% to 1.25%    0.59%   -32.17%  to    -31.88%

SAST Small Company Value Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         2,363,119     14.74  to    15.05    35,459,134   0.85% to 1.20%    0.65%    33.43%  to     33.89%
12/31/2012                         3,043,346     11.05  to    11.24    34,154,966   0.85% to 1.20%    0.24%    16.17%  to     16.58%
12/31/2011                         2,899,537      9.51  to     9.64    27,942,383   0.85% to 1.20%    0.23%   -10.53%  to     -4.28%
12/31/2010                         2,866,624      9.96  to    10.07    28,873,321   0.85% to 1.10%    0.45%     6.76%  to      6.93%
4/30/2010                          3,141,661      9.33  to     9.42    29,592,411   0.85% to 1.10%    0.51%    49.48%  to     49.86%
4/30/2009                          3,367,697      6.24  to     6.29    21,168,104   0.85% to 1.10%    0.23%   -32.24%  to    -32.07%

SAST Mid-Cap Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           300,861     14.92  to    15.41     4,620,399   0.85% to 1.10%    0.00%    40.86%  to     41.21%
12/31/2012                           312,135     10.59  to    10.91     3,400,165   0.85% to 1.10%    0.00%    14.78%  to     15.07%
12/31/2011                           372,085      9.23  to     9.48     3,521,322   0.85% to 1.10%    0.00%    -6.96%  to     -6.73%
12/31/2010                           424,605      9.92  to    10.16     4,305,607   0.85% to 1.10%    0.00%    13.02%  to     13.21%
4/30/2010                            415,544      8.78  to     8.98     3,721,809   0.85% to 1.10%    0.00%    39.52%  to     39.87%
4/30/2009                            361,701      6.29  to     6.42     2,318,266   0.85% to 1.10%    0.00%   -33.90%  to    -33.74%

SAST Mid-Cap Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,638,245     14.60  to    15.11    24,526,233   0.85% to 1.20%    0.00%    40.37%  to     40.86%
12/31/2012                         1,675,831     10.40  to    10.73    17,854,707   0.85% to 1.20%    0.00%    14.38%  to     14.79%
12/31/2011                           845,004      9.09  to     9.35     7,862,931   0.85% to 1.20%    0.00%   -15.38%  to     -6.96%
12/31/2010                           366,167      9.80  to    10.05     3,675,201   0.85% to 1.10%    0.00%    12.83%  to     13.02%
4/30/2010                            281,931      8.69  to     8.89     2,504,081   0.85% to 1.10%    0.00%    39.17%  to     39.52%
4/30/2009                            222,621      6.24  to     6.37     1,417,554   0.85% to 1.10%    0.00%   -34.07%  to    -33.90%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Capital Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                            80,743     10.81  to    11.16       898,784   0.85% to 1.10%    0.77%    27.84%  to     28.16%
12/31/2012                            96,643      8.46  to     8.71       839,239   0.85% to 1.10%    0.39%    12.68%  to     12.96%
12/31/2011                           148,001      7.50  to     7.71     1,138,262   0.85% to 1.10%    0.00%    -2.39%  to     -2.15%
12/31/2010                           197,382      7.69  to     7.88     1,552,228   0.85% to 1.10%    0.00%     5.85%  to      6.03%
4/30/2010                            217,991      7.26  to     7.43     1,617,471   0.85% to 1.10%    0.00%    33.16%  to     33.50%
4/30/2009                            211,903      5.45  to     5.57     1,178,444   0.85% to 1.10%    0.00%   -38.05%  to    -37.90%

SAST Capital Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           350,994     10.58  to    10.95     3,823,323   0.85% to 1.20%    0.57%    27.40%  to     27.84%
12/31/2012                           380,722      8.30  to     8.56     3,252,911   0.85% to 1.20%    0.16%    12.28%  to     12.68%
12/31/2011                           409,439      7.39  to     7.60     3,109,242   0.85% to 1.20%    0.00%    -9.14%  to     -2.39%
12/31/2010                           477,946      7.59  to     7.78     3,719,204   0.85% to 1.10%    0.00%     5.67%  to      5.85%
4/30/2010                            506,120      7.18  to     7.35     3,721,024   0.85% to 1.10%    0.00%    32.83%  to     33.17%
4/30/2009                            542,220      5.41  to     5.52     2,993,747   0.85% to 1.10%    0.00%   -38.21%  to    -38.05%

SAST Blue Chip Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           180,788      8.44  to     8.71     1,567,805   0.85% to 1.10%    0.36%    32.50%  to     32.83%
12/31/2012                           168,629      6.37  to     6.56     1,104,932   0.85% to 1.10%    0.00%    10.35%  to     10.63%
12/31/2011                           174,245      5.77  to     5.93     1,032,130   0.85% to 1.10%    0.22%    -6.62%  to     -6.39%
12/31/2010                           169,073      6.18  to     6.33     1,069,902   0.85% to 1.10%    0.29%     6.89%  to      7.07%
4/30/2010                            196,720      5.78  to     5.92     1,162,098   0.85% to 1.10%    0.32%    32.80%  to     33.13%
4/30/2009                            211,535      4.35  to     4.44       938,950   0.85% to 1.10%    0.54%   -31.55%  to    -31.37%

SAST Blue Chip Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           374,908      8.20  to     8.55     3,167,173   0.85% to 1.20%    0.13%    32.04%  to     32.50%
12/31/2012                           356,702      6.21  to     6.45     2,289,960   0.85% to 1.20%    0.00%     9.97%  to     10.36%
12/31/2011                           304,672      5.65  to     5.85     1,777,763   0.85% to 1.20%    0.01%   -12.42%  to     -6.62%
12/31/2010                           249,608      6.07  to     6.26     1,562,629   0.85% to 1.10%    0.08%     6.77%  to      6.89%
4/30/2010                            220,394      5.68  to     5.86     1,290,834   0.85% to 1.10%    0.05%    32.36%  to     32.80%
4/30/2009                            199,873      4.29  to     4.41       881,600   0.85% to 1.10%    0.19%   -31.94%  to    -31.54%

SAST Growth Opportunities Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           209,513      9.69  to     9.94     2,031,411   0.85% to 1.10%    0.00%    36.28%  to     36.62%
12/31/2012                           230,611      7.09  to     7.29     1,638,011   0.85% to 1.10%    0.00%    16.28%  to     16.57%
12/31/2011                           254,477      6.08  to     6.27     1,550,205   0.85% to 1.10%    0.00%    -3.43%  to     -3.19%
12/31/2010                           276,045      6.28  to     6.49     1,737,058   0.85% to 1.10%    0.00%     9.89%  to     10.07%
4/30/2010                            282,175      5.71  to     5.91     1,614,772   0.85% to 1.10%    0.00%    35.23%  to     35.57%
4/30/2009                            188,057      4.21  to     4.37       793,208   0.85% to 1.10%    0.00%   -31.48%  to    -31.31%

SAST Growth Opportunities Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         2,399,975      9.50  to     9.72    22,855,474   0.85% to 1.20%    0.00%    35.81%  to     36.29%
12/31/2012                         3,597,842      6.97  to     7.16    25,118,001   0.85% to 1.20%    0.00%    15.87%  to     16.28%
12/31/2012                         3,597,842      6.97  to     7.16    25,118,001   0.85% to 1.20%    0.00%    15.87%  to     16.28%
12/31/2012                         3,597,842      6.97  to     7.16    25,118,001   0.85% to 1.20%    0.00%    15.87%  to     16.28%
12/31/2012                         3,597,842      6.97  to     7.16    25,118,001   0.85% to 1.20%    0.00%    15.87%  to     16.28%
12/31/2012                         3,597,842      6.97  to     7.16    25,118,001   0.85% to 1.20%    0.00%    15.87%  to     16.28%

SAST Technology Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           115,036      2.97  to     3.07       350,624   0.85% to 1.10%    0.00%    24.51%  to     24.82%
12/31/2012                           127,154      2.38  to     2.46       310,790   0.85% to 1.10%    0.00%     6.59%  to      6.86%
12/31/2011                           139,237      2.24  to     2.30       318,713   0.85% to 1.10%    0.00%    -6.42%  to     -6.18%
12/31/2010                           174,817      2.39  to     2.45       427,041   0.85% to 1.10%    0.00%    10.55%  to     10.73%
4/30/2010                            205,324      2.16  to     2.21       453,275   0.85% to 1.10%    0.00%    40.56%  to     40.91%
4/30/2009                            161,321      1.54  to     1.57       252,953   0.85% to 1.10%    0.00%   -35.24%  to    -35.07%

SAST Technology Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           241,342      2.88  to     3.01       718,532   0.85% to 1.20%    0.00%    24.07%  to     24.51%
12/31/2012                           255,123      2.32  to     2.41       613,287   0.85% to 1.20%    0.00%     6.22%  to      6.59%
12/31/2011                           258,808      2.19  to     2.26       586,022   0.85% to 1.20%    0.00%   -10.46%  to     -6.42%
12/31/2010                           320,218      2.33  to     2.42       774,855   0.85% to 1.10%    0.00%    10.18%  to     10.55%
4/30/2010                            316,033      2.12  to     2.19       691,777   0.85% to 1.10%    0.00%    39.38%  to     40.56%
4/30/2009                            287,583      1.52  to     1.56       447,853   0.85% to 1.10%    0.00%   -35.51%  to    -35.24%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Marsico Focused Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,117,507     14.34  to    14.65    16,291,121   0.85% to 1.20%    0.01%    32.76%  to     33.23%
12/31/2012                           422,088     10.80  to    11.00     4,627,515   0.85% to 1.20%    0.11%     9.65%  to     10.03%
12/31/2011                           317,623      9.85  to     9.99     3,170,730   0.85% to 1.20%    0.11%    -9.03%  to     -2.52%
12/31/2010                           296,194     10.13  to    10.25     3,034,983   0.85% to 1.10%    0.22%     8.64%  to      8.83%
4/30/2010                            301,502      9.33  to     9.42     2,839,063   0.85% to 1.10%    0.46%    35.74%  to     36.08%
4/30/2009                            314,756      6.87  to     6.92     2,178,337   0.85% to 1.10%    0.27%   -36.46%  to    -36.30%

SAST Small & Mid Cap Value Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         2,784,605     16.81  to    17.19    47,709,929   0.85% to 1.20%    0.25%    35.81%  to     36.29%
12/31/2012                         4,087,534     12.38  to    12.61    51,472,222   0.85% to 1.20%    0.38%    16.89%  to     17.30%
12/31/2011                         4,147,775     10.59  to    10.75    44,564,972   0.85% to 1.20%    0.13%   -15.85%  to     -9.00%
12/31/2010                         4,109,354     11.67  to    11.81    48,532,574   0.85% to 1.10%    0.20%     4.45%  to      4.63%
4/30/2010                          4,387,802     11.18  to    11.29    49,530,176   0.85% to 1.10%    0.53%    59.19%  to     59.59%
4/30/2009                          4,937,535      7.02  to     7.07    34,926,394   0.85% to 1.10%    0.23%   -33.50%  to    -33.33%

SAST Foreign Value Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         8,637,557     12.03  to    12.29   105,700,199   0.85% to 1.20%    1.69%    21.61%  to     22.04%
12/31/2012                         8,922,679      9.89  to    10.07    89,644,234   0.85% to 1.20%    1.98%    17.87%  to     18.28%
12/31/2011                         7,616,670      8.39  to     8.51    64,786,340   0.85% to 1.20%    1.48%   -22.25%  to    -12.60%
12/31/2010                         6,558,989      9.63  to     9.74    63,868,282   0.85% to 1.10%    1.86%     4.56%  to      4.73%
4/30/2010                          6,529,426      9.21  to     9.30    60,706,930   0.85% to 1.10%    2.38%    28.85%  to     29.18%
4/30/2009                          6,208,269      7.15  to     7.20    44,685,557   0.85% to 1.10%    3.27%   -39.79%  to    -39.64%

SAST Cash Management Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         1,191,053     11.37  to    13.14    13,948,521   0.85% to 1.25%    0.00%    -1.50%  to     -1.11%
12/31/2012                         1,246,117     11.50  to    13.34    14,863,988   0.85% to 1.25%    0.00%    -1.48%  to     -1.09%
12/31/2011                         1,583,571     11.63  to    13.54    19,038,886   0.85% to 1.25%    0.00%    -1.51%  to     -1.12%
12/31/2010                         1,418,702     11.76  to    13.75    17,397,029   0.85% to 1.25%    0.00%    -0.99%  to     -0.73%
4/30/2010                          1,662,599     11.85  to    13.89    20,531,580   0.85% to 1.25%    2.53%    -1.31%  to     -0.91%
4/30/2009                          3,643,431     11.95  to    14.07    44,673,769   0.85% to 1.25%    3.51%    -0.63%  to     -0.23%

SAST Cash Management Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,042,965     10.74  to    11.16    11,594,279   0.85% to 1.20%    0.00%    -1.70%  to     -1.35%
12/31/2012                           883,419     10.92  to    11.31     9,986,971   0.85% to 1.20%    0.00%    -1.68%  to     -1.33%
12/31/2011                         1,171,718     11.11  to    11.46    13,425,444   0.85% to 1.20%    0.00%    -1.37%  to     -1.06%
12/31/2010                           934,751     11.29  to    11.62    10,863,494   0.85% to 1.10%    0.00%    -1.04%  to     -0.89%
4/30/2010                            925,860     11.41  to    11.73    10,857,389   0.85% to 1.10%    2.47%    -1.41%  to     -1.16%
4/30/2009                          1,880,894     11.57  to    11.87    22,315,806   0.85% to 1.10%    3.30%    -0.81%  to     -0.48%

SAST Corporate Bond Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         2,287,439     23.65  to    28.57    54,649,711   0.85% to 1.25%    4.09%     0.14%  to      0.54%
12/31/2012                         2,673,869     23.52  to    28.53    63,519,961   0.85% to 1.25%    5.13%    10.03%  to     10.47%
12/31/2011                         3,163,389     21.29  to    25.93    68,020,756   0.85% to 1.25%    6.21%     5.09%  to      5.51%
12/31/2010                         3,809,449     20.18  to    24.67    77,627,774   0.85% to 1.25%    6.28%     4.37%  to      4.65%
4/30/2010                          4,262,004     19.28  to    23.64    82,939,768   0.85% to 1.25%    5.91%    26.67%  to     27.18%
4/30/2009                          4,991,101     15.16  to    18.66    76,317,039   0.85% to 1.25%    4.72%    -3.52%  to     -3.13%

SAST Corporate Bond Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         8,957,279     22.40  to    23.19   207,084,383   0.85% to 1.20%    4.15%    -0.06%  to      0.29%
12/31/2012                         8,040,815     22.41  to    23.13   185,674,312   0.85% to 1.20%    5.11%     9.81%  to     10.20%
12/31/2011                         8,239,617     20.41  to    20.99   172,812,534   0.85% to 1.20%    5.97%     1.50%  to      5.25%
12/31/2010                         9,427,409     19.45  to    19.94   187,925,968   0.85% to 1.10%    6.09%     4.30%  to      4.47%
4/30/2010                         10,147,495     18.64  to    19.09   193,626,348   0.85% to 1.10%    5.66%    26.55%  to     26.87%
4/30/2009                         10,287,566     14.73  to    15.05   154,733,770   0.85% to 1.10%    4.44%    -3.61%  to     -3.37%

SAST Global Bond Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           627,824     18.00  to    24.01    11,831,585   0.85% to 1.25%    1.10%    -4.74%  to     -4.36%
12/31/2012                           690,720     18.83  to    25.21    13,646,635   0.85% to 1.25%    8.26%     2.59%  to      3.00%
12/31/2011                           786,317     18.28  to    24.57    15,102,584   0.85% to 1.25%    2.27%     4.44%  to      4.86%
12/31/2010                           877,083     17.43  to    23.52    16,099,497   0.85% to 1.25%    4.16%     5.24%  to      5.52%
4/30/2010                            943,118     16.52  to    22.35    16,435,450   0.85% to 1.25%    3.45%    10.78%  to     11.23%
4/30/2009                          1,054,671     14.85  to    20.18    16,526,291   0.85% to 1.25%    3.46%    -4.63%  to     -4.24%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Global Bond Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         2,380,180     17.05  to    17.66    41,823,434   0.85% to 1.20%    0.99%    -4.93%  to     -4.60%
12/31/2012                         1,648,857     17.94  to    18.51    30,449,558   0.85% to 1.20%    8.73%     2.39%  to      2.75%
12/31/2011                         1,469,111     17.52  to    18.02    26,445,146   0.85% to 1.20%    2.01%     0.95%  to      4.59%
12/31/2010                         1,577,747     16.81  to    17.23    27,168,762   0.85% to 1.10%    3.96%     5.16%  to      5.34%
4/30/2010                          1,619,008     15.98  to    16.35    26,465,854   0.85% to 1.10%    3.16%    10.67%  to     10.95%
4/30/2009                          1,434,506     14.44  to    14.74    21,135,804   0.85% to 1.10%    3.23%    -4.72%  to     -4.48%

SAST High-Yield Bond Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           592,138     20.90  to    29.07    13,109,667   0.85% to 1.25%    5.17%     6.57%  to      6.99%
12/31/2012                           675,430     19.97  to    27.28    13,972,376   0.85% to 1.25%    6.25%    15.53%  to     16.20%
12/31/2011                           766,664     17.19  to    23.61    13,645,893   0.85% to 1.25%    8.16%     2.98%  to      3.19%
12/31/2010                           898,638     16.66  to    22.92    15,384,899   0.85% to 1.25%    9.62%     6.39%  to      6.59%
4/30/2010                          1,007,680     15.63  to    21.55    16,112,514   0.85% to 1.25%    8.43%    36.56%  to     36.75%
4/30/2009                          1,071,185     11.43  to    15.78    12,495,060   0.85% to 1.25%   12.09%   -25.73%  to    -25.63%

SAST High-Yield Bond Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         2,203,051     19.82  to    20.50    44,998,208   0.85% to 1.20%    5.28%     6.35%  to      6.73%
12/31/2012                         2,022,873     18.63  to    19.20    38,782,865   0.85% to 1.20%    6.18%    15.30%  to     15.71%
12/31/2011                         2,111,423     16.16  to    16.60    35,021,899   0.85% to 1.20%    8.04%    -2.85%  to      3.14%
12/31/2010                         2,404,124     15.72  to    16.09    38,673,554   0.85% to 1.10%    9.48%     6.31%  to      6.49%
4/30/2010                          2,616,062     14.78  to    15.11    39,518,502   0.85% to 1.10%    8.11%    36.42%  to     36.76%
4/30/2009                          2,789,881     10.84  to    11.05    30,816,932   0.85% to 1.10%   12.02%   -25.81%  to    -25.62%

AST Asset Allocation Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           470,696     20.13  to    36.65    12,011,828   0.85% to 1.25%    2.65%    16.42%  to     16.89%
12/31/2012                           574,317     18.22  to    31.48    12,437,547   0.85% to 1.25%    3.04%    10.55%  to     10.95%
12/31/2011                           642,249     16.42  to    28.47    12,702,926   0.85% to 1.25%    2.68%    -0.33%  to      0.04%
12/31/2010                           712,066     16.41  to    28.57    14,168,846   0.85% to 1.25%    2.76%     6.70%  to      6.98%
4/30/2010                            703,568     15.34  to    26.77    13,343,319   0.85% to 1.25%    3.67%    27.69%  to     27.83%
4/30/2009                            773,252     12.00  to    20.97    11,543,112   0.85% to 1.25%    3.55%   -22.05%  to    -22.01%

AST Asset Allocation Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           655,435     19.09  to    19.75    12,907,632   0.85% to 1.20%    2.91%    16.19%  to     16.60%
12/31/2012                           392,081     16.43  to    16.94     6,617,904   0.85% to 1.20%    2.92%    10.33%  to     10.72%
12/31/2011                           357,310     14.89  to    15.30     5,456,788   0.85% to 1.20%    2.59%    -5.92%  to     -0.18%
12/31/2010                           309,653     14.95  to    15.32     4,741,122   0.85% to 1.10%    2.50%     6.63%  to      6.81%
4/30/2010                            298,749     14.02  to    14.35     4,282,607   0.85% to 1.10%    3.32%    27.56%  to     27.88%
4/30/2009                            311,652     10.99  to    11.22     3,494,991   0.85% to 1.10%    3.28%   -22.12%  to    -21.93%

SAST Growth-Income Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           725,653     14.38  to    43.62    20,492,451   0.85% to 1.25%    1.51%    30.12%  to     30.64%
12/31/2012                           844,162     11.01  to    33.52    18,078,049   0.85% to 1.25%    1.73%    12.33%  to     12.78%
12/31/2011                           934,705      9.76  to    29.84    17,904,980   0.85% to 1.25%    0.92%     6.99%  to      7.42%
12/31/2010                         1,132,534      9.09  to    27.89    20,103,996   0.85% to 1.25%    0.98%     5.99%  to      6.27%
4/30/2010                          1,339,853      8.55  to    26.31    21,795,448   0.85% to 1.25%    1.38%    30.87%  to     31.40%
4/30/2009                          1,588,482      6.51  to    20.11    19,101,948   0.85% to 1.25%    1.36%   -37.60%  to    -37.35%

SAST Growth-Income Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         3,485,732     13.57  to    14.11    48,750,303   0.85% to 1.20%    1.61%    29.86%  to     30.31%
12/31/2012                         1,284,853     10.45  to    10.83    13,810,841   0.85% to 1.20%    1.79%    12.10%  to     12.50%
12/31/2011                           694,256      9.32  to     9.62     6,662,058   0.85% to 1.20%    0.78%    -2.42%  to      7.15%
12/31/2010                           522,961      8.72  to     8.98     4,693,013   0.85% to 1.10%    0.76%     5.92%  to      6.10%
4/30/2010                            572,944      8.23  to     8.46     4,846,592   0.85% to 1.10%    1.05%    30.75%  to     31.07%
4/30/2009                            617,396      6.29  to     6.46     3,984,803   0.85% to 1.10%    1.00%   -37.67%  to    -37.51%

SAST Global Equities Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           291,709     12.69  to    27.88     5,542,705   0.85% to 1.25%    0.55%    24.63%  to     25.13%
12/31/2012                           329,678     10.14  to    22.37     4,979,560   0.85% to 1.25%    0.74%    15.43%  to     15.90%
12/31/2011                           375,753      8.75  to    19.38     4,878,592   0.85% to 1.25%    0.93%   -11.50%  to    -11.14%
12/31/2010                           424,709      9.85  to    21.89     6,279,672   0.85% to 1.25%    1.74%     8.64%  to      8.93%
4/30/2010                            456,589      9.04  to    20.15     6,257,961   0.85% to 1.25%    2.62%    37.29%  to     37.84%
4/30/2009                            489,251      6.56  to    14.68     4,927,724   0.85% to 1.25%    2.81%   -41.70%  to    -41.47%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Global Equities Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           190,344     12.08  to    12.45     2,356,088   0.85% to 1.20%    0.34%    24.38%  to     24.82%
12/31/2012                           143,059      9.71  to     9.98     1,425,830   0.85% to 1.20%    0.54%    15.20%  to     15.61%
12/31/2011                           133,917      8.43  to     8.63     1,155,601   0.85% to 1.20%    0.76%   -18.94%  to    -11.37%
12/31/2010                           146,494      9.53  to     9.74     1,426,354   0.85% to 1.10%    1.57%     8.66%  to      8.74%
4/30/2010                            143,787      8.77  to     8.95     1,287,438   0.85% to 1.10%    2.36%    37.36%  to     37.50%
4/30/2009                            129,923      6.38  to     6.51       846,044   0.85% to 1.10%    2.42%   -41.69%  to    -41.62%

SAST Alliance Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           677,079     12.77  to    51.29    24,138,772   0.85% to 1.25%    0.27%    35.74%  to     36.28%
12/31/2012                           824,707      9.37  to    37.78    21,220,450   0.85% to 1.25%    0.48%    15.15%  to     15.61%
12/31/2011                           927,957      8.11  to    32.81    20,614,056   0.85% to 1.25%    0.48%    -3.51%  to     -3.13%
12/31/2010                         1,124,208      8.37  to    34.01    24,971,933   0.85% to 1.25%    0.86%     6.05%  to      6.34%
4/30/2010                          1,276,844      7.87  to    32.07    26,182,996   0.85% to 1.25%    0.57%    34.09%  to     34.63%
4/30/2009                          1,429,844      5.85  to    23.92    21,415,071   0.85% to 1.25%    0.19%   -31.59%  to    -31.31%

SAST Alliance Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           846,146     12.08  to    12.53    10,575,523   0.85% to 1.20%    0.02%    35.47%  to     35.94%
12/31/2012                           968,519      8.92  to     9.21     8,915,079   0.85% to 1.20%    0.22%    14.92%  to     15.32%
12/31/2011                         1,143,404      7.76  to     7.99     9,130,254   0.85% to 1.20%    0.21%   -10.19%  to     -3.37%
12/31/2010                         1,411,151      8.07  to     8.27    11,662,541   0.85% to 1.10%    0.65%     5.98%  to      6.16%
4/30/2010                          1,563,530      7.61  to     7.79    12,172,881   0.85% to 1.10%    0.32%    33.95%  to     34.29%
4/30/2009                          1,773,630      5.68  to     5.80    10,283,061   0.85% to 1.10%    0.00%   -31.66%  to    -31.49%

SAST MFS Massachusetts Investors Trust Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           328,600     16.29  to    16.82     5,506,440   0.85% to 1.10%    0.65%    30.38%  to     30.70%
12/31/2012                           328,234     12.50  to    12.87     4,215,221   0.85% to 1.10%    0.74%    17.85%  to     18.14%
12/31/2011                           367,906     10.60  to    10.89     4,000,677   0.85% to 1.10%    0.68%    -2.98%  to     -2.74%
12/31/2010                           404,967     10.93  to    11.20     4,527,131   0.85% to 1.10%    0.98%     4.44%  to      4.62%
4/30/2010                            432,720     10.47  to    10.71     4,622,329   0.85% to 1.10%    1.21%    34.18%  to     34.52%
4/30/2009                            388,579      7.80  to     7.96     3,085,844   0.85% to 1.10%    1.20%   -32.13%  to    -31.96%

SAST MFS Massachusetts Investors Trust Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         5,478,938     15.74  to    16.49    89,501,822   0.85% to 1.20%    0.45%    29.92%  to     30.37%
12/31/2012                         4,091,652     12.11  to    12.65    51,467,151   0.85% to 1.20%    0.60%    17.44%  to     17.85%
12/31/2011                         3,118,241     10.31  to    10.73    33,390,332   0.85% to 1.20%    0.49%   -10.26%  to     -2.98%
12/31/2010                         2,648,537     10.66  to    11.06    29,288,673   0.85% to 1.10%    0.79%     4.27%  to      4.44%
4/30/2010                          2,600,213     10.23  to    10.59    27,533,113   0.85% to 1.10%    1.03%    33.85%  to     34.19%
4/30/2009                          2,201,312      7.64  to     7.90    17,372,829   0.85% to 1.10%    0.66%   -32.30%  to    -32.13%

SAST Fundamental Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           739,678     10.63  to    27.06    11,816,168   0.85% to 1.25%    0.00%    35.36%  to     35.90%
12/31/2012                           849,991      7.82  to    19.99    10,003,055   0.85% to 1.25%    0.00%    14.71%  to     15.18%
12/31/2011                           979,576      6.79  to    17.43     9,920,792   0.85% to 1.25%    0.00%    -6.65%  to     -6.28%
12/31/2010                         1,163,672      7.24  to    18.67    12,466,191   0.85% to 1.25%    0.00%    11.44%  to     11.74%
4/30/2010                          1,279,596      6.48  to    16.75    12,234,593   0.85% to 1.25%    0.00%    33.69%  to     34.42%
4/30/2009                          1,522,209      4.83  to    12.53    10,568,571   0.85% to 1.25%    0.00%   -40.72%  to    -40.48%

SAST Fundamental Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           366,785     10.02  to    10.43     3,814,180   0.85% to 1.20%    0.00%    35.09%  to     35.57%
12/31/2012                           433,219      7.42  to     7.69     3,328,370   0.85% to 1.20%    0.00%    14.49%  to     14.89%
12/31/2011                           422,765      6.48  to     6.70     2,829,282   0.85% to 1.20%    0.00%   -14.02%  to     -6.51%
12/31/2010                           480,725      6.94  to     7.16     3,442,185   0.85% to 1.10%    0.00%    11.34%  to     11.55%
4/30/2010                            531,294      6.24  to     6.42     3,410,422   0.85% to 1.10%    0.00%    33.50%  to     33.89%
4/30/2009                            549,106      4.67  to     4.80     2,632,658   0.85% to 1.10%    0.00%   -40.80%  to    -40.64%

SAST Dynamic Allocation Portfolio Class 3 (6)
---------------------------------------------------------------------------------
12/31/2013                        27,326,998     12.21  to    12.30   334,890,050   0.85% to 1.20%    0.00%    15.74%  to     16.03%
12/31/2012                         6,737,476     10.55  to    10.60    71,191,459   0.85% to 1.20%    1.86%     0.96%  to      5.48%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST International Diversified Equities Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           412,352     10.95  to    16.13     5,080,422   0.85% to 1.25%    2.72%    19.13%  to     19.60%
12/31/2012                           457,156     13.54  to    14.74     4,722,447   0.85% to 1.25%    0.96%    15.89%  to     16.78%
12/31/2011                           560,559     11.68  to    12.63     4,981,467   0.85% to 1.25%    2.06%   -15.67%  to    -15.55%
12/31/2010                           675,407     13.85  to    14.95     7,086,924   0.85% to 1.25%    4.22%     9.58%  to      9.85%
4/30/2010                            735,805     12.64  to    13.61     7,049,135   0.85% to 1.25%    1.27%    33.73%  to     34.34%
4/30/2009                            697,860      9.45  to    10.13     5,081,136   0.85% to 1.25%    4.13%   -42.42%  to    -42.26%

SAST International Diversified Equities Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,311,581     10.38  to    10.74    13,989,832   0.85% to 1.20%    2.81%    18.89%  to     19.30%
12/31/2012                           646,203      8.73  to     9.00     5,800,527   0.85% to 1.20%    0.71%    15.66%  to     16.06%
12/31/2011                           599,697      7.55  to     7.75     4,648,045   0.85% to 1.20%    1.90%   -22.60%  to    -15.54%
12/31/2010                           651,102      8.96  to     9.18     5,975,811   0.85% to 1.10%    3.95%     9.50%  to      9.68%
4/30/2010                            686,627      8.19  to     8.37     5,745,607   0.85% to 1.10%    0.99%    33.60%  to     33.93%
4/30/2009                            739,607      6.13  to     6.25     4,621,050   0.85% to 1.10%    4.05%   -42.47%  to    -42.33%

SAST Davis Venture Value Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         2,521,058     20.81  to    51.57    58,859,770   0.85% to 1.25%    1.17%    32.02%  to     32.55%
12/31/2012                         3,018,562     15.70  to    39.06    53,006,278   0.85% to 1.25%    0.77%    11.31%  to     11.76%
12/31/2011                         3,661,616     14.05  to    35.09    57,459,907   0.85% to 1.25%    1.25%    -5.42%  to     -5.04%
12/31/2010                         4,451,181     14.79  to    37.10    73,337,574   0.85% to 1.25%    0.77%     6.10%  to      6.38%
4/30/2010                          5,019,192     13.90  to    34.97    77,486,056   0.85% to 1.25%    1.50%    37.24%  to     37.80%
4/30/2009                          5,852,219     10.09  to    25.48    65,272,627   0.85% to 1.25%    2.04%   -36.45%  to    -36.20%

SAST Davis Venture Value Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         5,068,041     19.68  to    20.41   103,053,887   0.85% to 1.20%    0.94%    31.76%  to     32.22%
12/31/2012                         5,470,444     14.93  to    15.43    84,303,320   0.85% to 1.20%    0.55%    11.09%  to     11.48%
12/31/2011                         5,871,997     13.44  to    13.84    81,238,583   0.85% to 1.20%    1.07%   -11.67%  to     -5.28%
12/31/2010                         6,586,099     14.25  to    14.62    96,224,930   0.85% to 1.10%    0.56%     6.03%  to      6.20%
4/30/2010                          7,158,170     13.44  to    13.76    98,476,046   0.85% to 1.10%    1.19%    37.11%  to     37.45%
4/30/2009                          7,608,802      9.81  to    10.01    76,156,795   0.85% to 1.10%    1.65%   -36.51%  to    -36.35%

SAST MFS Total Return Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         3,738,785     20.89  to    21.57    80,445,917   0.85% to 1.10%    2.29%    17.70%  to     18.00%
12/31/2012                         4,364,922     17.74  to    18.28    79,613,840   0.85% to 1.10%    2.67%    10.10%  to     10.37%
12/31/2011                         5,205,010     16.12  to    16.56    86,038,905   0.85% to 1.10%    2.58%     0.81%  to      1.06%
12/31/2010                         6,412,067     15.99  to    16.39   104,898,990   0.85% to 1.10%    2.95%     4.39%  to      4.56%
4/30/2010                          7,118,289     15.32  to    15.67   111,383,180   0.85% to 1.10%    3.72%    23.71%  to     24.02%
4/30/2009                          8,100,695     12.38  to    12.64   102,227,600   0.85% to 1.10%    3.66%   -21.50%  to    -21.30%

SAST MFS Total Return Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         6,228,480     20.42  to    21.15   131,456,196   0.85% to 1.20%    2.20%    17.29%  to     17.70%
12/31/2012                         6,232,201     17.41  to    17.97   111,866,066   0.85% to 1.20%    2.48%     9.71%  to     10.10%
12/31/2011                         6,808,929     15.87  to    16.32   111,079,120   0.85% to 1.20%    2.36%    -4.82%  to      0.81%
12/31/2010                         7,873,765     15.79  to    16.19   127,438,495   0.85% to 1.10%    2.72%     4.21%  to      4.38%
4/30/2010                          8,613,941     15.16  to    15.51   133,562,906   0.85% to 1.10%    3.43%    23.40%  to     23.71%
4/30/2009                          9,125,344     12.28  to    12.54   114,373,843   0.85% to 1.10%    3.37%   -21.69%  to    -21.50%

SAST Total Return Bond Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                         1,086,636     20.16  to    29.02    22,383,326   0.85% to 1.25%    1.29%    -4.79%  to     -4.40%
12/31/2012                         1,233,950     21.09  to    30.48    26,592,078   0.85% to 1.25%    3.04%     5.94%  to      6.37%
12/31/2011                         1,281,945     19.82  to    28.77    26,095,979   0.85% to 1.25%    1.56%     5.05%  to      5.47%
12/31/2010                         1,239,222     18.80  to    27.39    23,994,780   0.85% to 1.25%    2.76%     2.34%  to      2.61%
4/30/2010                          1,092,584     18.32  to    26.76    20,624,924   0.85% to 1.25%    1.93%     9.76%  to     10.20%
4/30/2009                            902,304     16.62  to    24.38    15,551,746   0.85% to 1.25%    3.08%     6.13%  to      6.56%

SAST Total Return Bond Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         9,007,293     19.11  to    19.77   176,911,221   0.85% to 1.20%    1.23%    -4.98%  to     -4.64%
12/31/2012                         7,008,599     20.11  to    20.73   144,724,107   0.85% to 1.20%    3.17%     5.73%  to      6.10%
12/31/2011                         5,088,050     19.02  to    19.54    99,250,165   0.85% to 1.20%    1.25%     3.53%  to      5.20%
12/31/2010                         4,449,892     18.13  to    18.57    82,619,693   0.85% to 1.10%    2.51%     2.27%  to      2.44%
4/30/2010                          4,202,010     17.73  to    18.13    76,162,443   0.85% to 1.10%    1.76%     9.65%  to      9.93%
4/30/2009                          2,997,955     16.17  to    16.49    49,435,090   0.85% to 1.10%    2.66%     6.03%  to      6.29%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Telecom Utility Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           117,922     16.63  to    23.34     2,446,966   0.85% to 1.25%    2.45%    18.48%  to     18.96%
12/31/2012                           131,508     14.92  to    19.70     2,300,837   0.85% to 1.25%    3.36%    12.07%  to     12.98%
12/31/2011                           142,761     13.21  to    17.58     2,245,084   0.85% to 1.25%    2.35%     4.95%  to      5.26%
12/31/2010                           139,789     12.55  to    16.75     2,144,987   0.85% to 1.25%    2.90%    11.41%  to     11.76%
4/30/2010                            156,310     11.23  to    15.03     2,123,879   0.85% to 1.25%    5.35%    34.46%  to     35.00%
4/30/2009                            185,202      8.32  to    11.18     1,862,882   0.85% to 1.25%    3.03%   -37.78%  to    -37.56%

SAST Telecom Utility Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           104,518     15.75  to    16.29     1,690,796   0.85% to 1.20%    2.18%    18.25%  to     18.66%
12/31/2012                           104,015     13.32  to    13.73     1,422,342   0.85% to 1.20%    3.63%    11.84%  to     12.24%
12/31/2011                            93,254     11.91  to    12.23     1,138,993   0.85% to 1.20%    2.19%    -5.86%  to      5.10%
12/31/2010                            73,098     11.37  to    11.64       849,771   0.85% to 1.10%    2.69%    11.33%  to     11.51%
4/30/2010                             69,438     10.21  to    10.43       723,892   0.85% to 1.10%    5.09%    34.32%  to     34.66%
4/30/2009                             83,648      7.60  to     7.75       647,657   0.85% to 1.10%    2.67%   -37.85%  to    -37.69%

SAST Equity Opportunities Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           504,960     18.45  to    28.47     9,928,834   0.85% to 1.25%    0.56%    29.59%  to     30.11%
12/31/2012                           589,676     14.18  to    21.97     8,904,578   0.85% to 1.25%    0.93%    15.40%  to     15.86%
12/31/2011                           679,123     12.24  to    19.04     8,917,611   0.85% to 1.25%    0.56%    -1.35%  to     -0.95%
12/31/2010                           839,451     12.35  to    19.30    11,086,312   0.85% to 1.25%    0.72%     8.94%  to      9.23%
4/30/2010                            954,759     11.31  to    17.71    11,559,562   0.85% to 1.25%    1.23%    32.30%  to     32.84%
4/30/2009                          1,137,507      8.51  to    13.39    10,300,983   0.85% to 1.25%    1.86%   -32.23%  to    -31.96%

SAST Equity Opportunities Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,062,376     17.50  to    18.10    19,077,053   0.85% to 1.20%    0.44%    29.34%  to     29.79%
12/31/2012                           188,018     13.53  to    13.94     2,607,598   0.85% to 1.20%    0.86%    15.17%  to     15.57%
12/31/2011                            90,495     11.75  to    12.06     1,089,923   0.85% to 1.20%    0.29%    -6.08%  to     -1.20%
12/31/2010                           105,630     11.91  to    12.21     1,288,119   0.85% to 1.10%    0.48%     8.87%  to      9.05%
4/30/2010                             94,238     10.94  to    11.20     1,054,142   0.85% to 1.10%    0.88%    32.17%  to     32.51%
4/30/2009                             86,148      8.28  to     8.45       727,097   0.85% to 1.10%    1.45%   -32.30%  to    -32.13%

SAST Aggressive Growth Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           311,507     13.37  to    21.51     5,743,097   0.85% to 1.25%    0.00%    41.17%  to     41.73%
12/31/2012                           344,383      9.44  to    15.24     4,470,559   0.85% to 1.25%    0.00%    14.77%  to     15.24%
12/31/2011                           381,288      8.19  to    13.28     4,336,866   0.85% to 1.25%    0.00%    -3.20%  to     -2.81%
12/31/2010                           419,845      8.42  to    13.71     4,927,629   0.85% to 1.25%    0.00%     7.45%  to      7.74%
4/30/2010                            452,977      7.82  to    12.76     4,910,061   0.85% to 1.25%    0.13%    48.43%  to     49.03%
4/30/2009                            483,218      5.25  to     8.60     3,540,639   0.85% to 1.25%    0.82%   -45.77%  to    -45.56%

SAST Aggressive Growth Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                            77,390     12.78  to    13.12     1,011,200   0.85% to 1.20%    0.00%    40.89%  to     41.38%
12/31/2012                            91,044      9.07  to     9.28       843,319   0.85% to 1.20%    0.00%    14.55%  to     14.95%
12/31/2011                            47,837      7.92  to     8.07       385,850   0.85% to 1.20%    0.00%   -12.26%  to     -3.05%
12/31/2010                            51,038      8.18  to     8.33       424,825   0.85% to 1.10%    0.00%     7.44%  to      7.56%
4/30/2010                             69,587      7.62  to     7.74       538,324   0.85% to 1.10%    0.00%    48.54%  to     48.66%
4/30/2009                             62,443      5.13  to     5.21       325,076   0.85% to 1.10%    0.39%   -45.75%  to    -45.71%

SAST International Growth and Income Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           623,651     14.48  to    17.91     9,560,940   0.85% to 1.25%    2.02%    20.52%  to     21.00%
12/31/2012                           715,994     11.97  to    14.86     9,104,704   0.85% to 1.25%    2.33%    19.78%  to     20.26%
12/31/2011                           820,755      9.95  to    12.41     8,694,008   0.85% to 1.25%    2.88%   -14.86%  to    -14.52%
12/31/2010                           998,242     11.64  to    14.57    12,366,953   0.85% to 1.25%    4.25%     7.01%  to      7.29%
4/30/2010                          1,094,527     10.85  to    13.62    12,692,943   0.85% to 1.25%    0.00%    34.67%  to     35.21%
4/30/2009                          1,283,469      8.03  to    10.11    11,009,858   0.85% to 1.25%    3.73%   -48.39%  to    -48.19%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST International Growth and Income Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,750,539     13.74  to    14.21    24,846,281   0.85% to 1.20%    1.54%    20.28%  to     20.70%
12/31/2012                         2,932,641     11.42  to    11.77    34,497,411   0.85% to 1.20%    2.08%    19.54%  to     19.96%
12/31/2011                         3,349,655      9.55  to     9.81    32,850,575   0.85% to 1.20%    2.89%   -22.26%  to    -14.74%
12/31/2010                         3,435,373     11.23  to    11.51    39,518,531   0.85% to 1.10%    3.95%     6.93%  to      7.11%
4/30/2010                          3,640,836     10.50  to    10.74    39,102,219   0.85% to 1.10%    0.00%    34.53%  to     34.87%
4/30/2009                          3,804,703      7.81  to     7.97    30,298,969   0.85% to 1.10%    3.17%   -48.45%  to    -48.32%

SAST Emerging Markets Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           266,765     19.60  to    24.65     5,720,283   0.85% to 1.25%    0.54%    -4.59%  to     -4.20%
12/31/2012                           326,734     20.54  to    25.74     7,308,584   0.85% to 1.25%    0.55%    17.27%  to     17.74%
12/31/2011                           404,082     17.52  to    21.86     7,759,890   0.85% to 1.25%    0.54%   -27.00%  to    -26.71%
12/31/2010                           497,624     24.00  to    29.82    13,078,029   0.85% to 1.25%    1.49%    15.36%  to     15.66%
4/30/2010                            529,158     20.80  to    25.79    11,930,433   0.85% to 1.25%    0.00%    52.37%  to     52.98%
4/30/2009                            531,514     13.65  to    16.86     7,786,851   0.85% to 1.25%    2.11%   -46.75%  to    -46.54%

SAST Emerging Markets Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           592,266     23.39  to    24.18    14,235,894   0.85% to 1.20%    0.34%    -4.78%  to     -4.44%
12/31/2012                           444,823     24.56  to    25.30    11,230,301   0.85% to 1.20%    0.33%    17.04%  to     17.45%
12/31/2011                           432,992     20.99  to    21.54     9,319,379   0.85% to 1.20%    0.40%   -30.13%  to    -26.90%
12/31/2010                           420,192     28.80  to    29.47    12,376,243   0.85% to 1.10%    1.22%    15.28%  to     15.47%
4/30/2010                            430,023     24.98  to    25.52    10,970,729   0.85% to 1.10%    0.00%    52.21%  to     52.60%
4/30/2009                            445,284     16.41  to    16.72     7,445,005   0.85% to 1.10%    1.78%   -46.81%  to    -46.67%

SAST SunAmerica Dynamic Strategy Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                                 -                      -             -            0.00%    0.00%                    0.00%
12/31/2012                                10                  10.46           105            0.85%    0.97%                    4.64%

SAST Real Estate Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           148,654     27.42  to    33.54     4,597,413   0.85% to 1.25%    1.15%    -3.30%  to     -2.92%
12/31/2012                           169,877     28.36  to    34.54     5,424,610   0.85% to 1.25%    1.08%    15.78%  to     16.24%
12/31/2011                           192,759     24.49  to    29.72     5,299,776   0.85% to 1.25%    0.94%     6.81%  to      7.23%
12/31/2010                           219,696     22.93  to    27.71     5,631,167   0.85% to 1.25%    1.85%     4.77%  to      5.05%
4/30/2010                            243,412     21.89  to    26.38     5,984,972   0.85% to 1.25%    2.02%    55.42%  to     56.04%
4/30/2009                            299,890     14.08  to    16.91     4,756,909   0.85% to 1.25%    4.34%   -49.67%  to    -49.47%

SAST Real Estate Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           695,524     31.78  to    32.88    22,753,729   0.85% to 1.20%    0.90%    -3.50%  to     -3.16%
12/31/2012                           835,151     32.93  to    33.95    28,292,972   0.85% to 1.20%    0.90%    15.54%  to     15.95%
12/31/2011                           808,937     28.50  to    29.28    23,668,467   0.85% to 1.20%    0.77%    -4.23%  to      6.97%
12/31/2010                           896,420     26.71  to    27.38    24,530,928   0.85% to 1.10%    1.65%     4.70%  to      4.87%
4/30/2010                            940,383     25.51  to    26.10    24,538,873   0.85% to 1.10%    1.63%    55.26%  to     55.65%
4/30/2009                          1,120,199     16.43  to    16.77    18,781,465   0.85% to 1.10%    3.18%   -49.72%  to    -49.60%

SAST Dogs of Wall Street Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           208,059     21.62  to    25.83     4,867,238   0.85% to 1.25%    1.49%    34.92%  to     35.46%
12/31/2012                           230,944     16.02  to    19.06     3,995,110   0.85% to 1.25%    2.01%    12.41%  to     12.86%
12/31/2011                           247,452     14.26  to    16.89     3,758,211   0.85% to 1.25%    2.31%    11.28%  to     11.73%
12/31/2010                           225,699     12.81  to    15.12     3,028,144   0.85% to 1.25%    2.90%     7.42%  to      7.71%
4/30/2010                            245,172     11.92  to    14.04     3,064,652   0.85% to 1.25%    4.53%    37.01%  to     37.56%
4/30/2009                            261,903      8.70  to    10.20     2,363,708   0.85% to 1.25%    3.97%   -31.73%  to    -31.45%

SAST Dogs of Wall Street Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                           860,898     24.49  to    25.34    21,663,776   0.85% to 1.20%    1.65%    34.65%  to     35.12%
12/31/2012                           228,482     18.19  to    18.75     4,266,221   0.85% to 1.20%    2.20%    12.18%  to     12.58%
12/31/2011                           103,475     16.21  to    16.66     1,722,968   0.85% to 1.20%    2.23%     2.41%  to     11.45%
12/31/2010                            82,111     14.58  to    14.95     1,226,943   0.85% to 1.10%    2.75%     7.34%  to      7.53%
4/30/2010                             55,223     13.58  to    13.90       766,925   0.85% to 1.10%    4.12%    36.87%  to     37.22%
4/30/2009                             58,953      9.92  to    10.13       596,737   0.85% to 1.10%    3.41%   -31.79%  to    -31.62%

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2013, 2012, 2011, and April 30, 2010, and 2009 follows:

                                               At December 31                             For the year ended December 31
                                 ------------------------------------------------  -------------------------------------------------
                                                    Unit Value           Net          Expense      Investment
                                                    Lowest to          Assets       Ratio Lowest     Income     Total Return Lowest
Year                               Units            Highest ($)         ($) (4)     to Highest (1)  Ratio(2)       to Highest (3)
----                             ----------     -------------------  ------------  --------------- --------   ----------------------
SAST Balanced Portfolio Class 1
---------------------------------------------------------------------------------
12/31/2013                           992,388     11.90  to    22.99    19,305,044   0.85% to 1.25%    1.46%    18.00%  to     18.47%
12/31/2012                         1,080,304     11.62  to    19.48    18,001,149   0.85% to 1.25%    1.38%    11.72%  to     12.17%
12/31/2011                         1,107,883     10.36  to    17.44    16,862,084   0.85% to 1.25%    1.77%     1.00%  to      1.41%
12/31/2010                         1,227,800     10.22  to    17.26    18,734,673   0.85% to 1.25%    1.97%     5.17%  to      5.45%
4/30/2010                          1,331,189      9.69  to    16.42    19,367,710   0.85% to 1.25%    3.28%    28.07%  to     28.58%
4/30/2009                          1,505,570      7.54  to    12.82    17,053,832   0.85% to 1.25%    3.93%   -23.28%  to    -22.98%

SAST Balanced Portfolio Class 3
---------------------------------------------------------------------------------
12/31/2013                         1,167,238     12.97  to    13.51    15,671,824   0.85% to 1.20%    1.61%    17.76%  to     18.17%
12/31/2012                           546,519     11.01  to    11.44     6,208,355   0.85% to 1.20%    1.24%    11.50%  to     11.89%
12/31/2011                           398,661      9.88  to    10.22     4,064,697   0.85% to 1.20%    1.57%    -4.37%  to      1.16%
12/31/2010                           333,373      9.79  to    10.10     3,367,472   0.85% to 1.10%    1.69%     5.09%  to      5.27%
4/30/2010                            319,769      9.32  to     9.60     3,067,877   0.85% to 1.10%    2.79%    27.94%  to     28.26%
4/30/2009                            266,206      7.28  to     7.48     1,991,393   0.85% to 1.10%    3.37%   -23.43%  to    -23.18%

SST Real Return Portfolio Class 3 (5)
---------------------------------------------------------------------------------
12/31/2013                         4,808,903     11.75  to    11.83    56,760,660   0.85% to 1.20%    1.03%    -6.37%  to     -6.04%
12/31/2012                         1,530,017     12.55  to    12.60    19,237,262   0.85% to 1.20%    3.49%     2.55%  to      2.91%
12/31/2011                           573,990     12.23  to    12.24     7,022,566   0.85% to 1.20%    0.00%     2.20%  to      5.10%
12/31/2010                           171,457     11.64  to    11.66     1,996,498   0.85% to 1.10%    1.59%     1.35%  to      1.52%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

(5)  Fund commenced operations on May 3, 2010.

(6)  Fund commenced operations on June 18, 2012.

VARIABLE ANNUITY ACCOUNT SEVEN
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


- Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company for the year ended December 31, 2013.



- Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011.



- Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2013 and 2012.


(b) Exhibits


(1)   Resolutions Establishing Separate Account..................................    3
(2)   Custody Agreements.........................................................    Not applicable
(3)   (a)  Form of Distribution Contract.........................................    4
      (b)  Selling Agreement.....................................................    12
(4)   Variable Annuity Contract
      (a)  Variable Annuity Contract.............................................    4
      (b)  Variable Annuity Certificate..........................................    4
      (c)  Tax Sheltered Annuity (403(b)) Endorsement............................    4
      (d)  Optional Income Benefit Endorsement...................................    9
(5)   (a)  Application for Contract..............................................    4
      (b)  Merger Endorsement....................................................    12
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of American General
           Life Insurance Company, effective December 31, 1991...................    1
      (b)  Amendment to the Amended and Restated Articles of Incorporation of
           American General Life Insurance Company, effective July 13, 1995......    2
      (c)  By-Laws of American General Life Insurance Company, restated as of
           June 8, 2005..........................................................    5
(7)   Reinsurance Contract.......................................................    Not Applicable
(8)   Material Contracts
      (a)  Anchor Series Trust Fund Participation Agreement......................    11
      (b)  SunAmerica Series Trust Fund Participation Agreement..................    11
      (c)  Form of Consents to Assignment of Fund Participation and other
           Agreements............................................................    12
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    13
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    7
(10)  Consents...................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney
           (1) American General Life Insurance Company Directors.................    14
           (2) American Home Assurance Company Directors.........................    15
      (b)  General Guarantee Agreement by American Home Assurance Company........    6
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    8
      (d)  Notice of Termination of Support Agreement............................    10
      (e)  Amended and Restated Unconditional Capital Maintenance Agreement
           between American International Group, Inc. and American General Life
           Insurance Company.....................................................    14
      (f)  Specimen Form of Agreement and Plan of Merger.........................    12

--------

1 Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

3 Incorporated by reference to Initial Registration Statement, File Nos. 333-63511 and 811-09003, filed on September 16, 1998, Accession No. 0000950148-
   98-002194.

4 Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-63511 and 811-09003, filed on December 7, 1998, Accession No. 0000950148-98-002682.

5 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

6 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 16, File Nos. 333-63511 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008795.

7 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

8 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

9 Incorporated by reference to Post-Effective Amendment No. 19 and Amendment No. 20, File Nos. 333-63511 and 811-09003, filed on April 30, 2007, Accession No. 0000950124-07-002492.




10 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
   Accession No. 0000950123-11-040070.



11 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.



12 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-
   014430.



13 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185806 and 811-09003, filed on January 2, 2013, Accession No. 0000950123-12-
   014473.



14 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   3, File Nos. 333-185778 and 811-03859 filed on April 30, 2014.



15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-185797 and 811-03859 filed on April 30, 2013.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob(2)                Director, Chairman, President and Chief Executive
                                 Officer
Thomas J. Diemer                 Director, Senior Vice President and Chief Risk
                                 Officer
Jeffrey M. Farber(5)             Director
Mary Jane B. Fortin              Director, Executive Vice President, Chief
                                 Financial Officer
Deborah A. Gero(2)               Director, Senior Vice President and Chief
                                 Investment Office
Jana W. Greer(3)                 Director and President, Individual Retirement
Stephen A. Maginn(3)             Director and Senior Vice President and Chief
                                 Distribution Officer
James A. Mallon                  Director and President, Life and Accident & Health
Jonathan J. Novak(2)             Director and President, Institutional Markets
Curtis W. Olson(1)               Director and President, Group Benefits
Scheinerman, Robert J            Executive Vice President
Randall W. Epright               Senior Vice President and Chief Information
                                 Officer
Michael P. Harwood               Senior Vice President and Chief Actuary and
                                 Corporate Illustration Actuary
Kyle L. Jennings                 Senior Vice President and Chief Compliance Officer
Christine A. Nixon(2)            Senior Vice President and Chief Legal Officer
Sai Raman(6)                     Senior Vice President, Institutional Markets
Tim W. Still                     Senior Vice President and Chief Operations Officer
Stephen J. Stone(2)              Senior Vice President, Market Risk Management
Jesus C. Zaragoza                Senior Vice President and Deputy Chief Financial
                                 Officer
Steven D. Anderson               Vice President and Controller
Marla S. Campagna(7)             Vice President
Jim A. Coppedge                  Vice President and Assistant Secretary
Julie Cotton Hearne              Vice President and Secretary
John B. Deremo                   Vice President, Distribution
William T. Devanney, Jr.         Vice President and Tax Officer
Gavin D. Friedman(2)             Vice President and Litigation Officer
Manda Ghaferi(2)                 Vice President
Leo W. Grace                     Vice President, Product Filing
Tracey E. Harris                 Vice President, Product Filing
Keith C. Honig(7)                Vice President
David S. Jorgensen               Vice President
Frank Kophamel                   Vice President and Appointed Actuary
Stuart P. Polakov(3)             Vice President
Mallary L. Reznik(2)             Vice President and Assistant Secretary
T. Clay Spires                   Vice President and Tax Officer
Michael E. Treske                Vice President, Distribution
Douglas S. Tymins(7)             Vice President
William C. Wolfe                 Vice President and Treasurer
Melissa H. Cozart                Privacy Officer
Craig M. Long                    Anti-Money Laundering and Office of Foreign Asset
                                 Control Officer
David J. Kumatz(4)               Assistant Secretary
Virginia N. Puzon(2)             Assistant Secretary
Cris Thomas                      Assistant Secretary
Larry E. Blews                   38a-1 Compliance Officer
Timothy Donovan                  Illustration Actuary



--------


   (1) 3600 Route 66, Neptune, NJ 07753

   (2) 1999 Avenue of the Stars, Los Angeles, CA 90067



   (3) 21650 Oxnard Street, Woodland Hills, CA 91367



   (4) 2000 American General Way, Brentwood, TN 37027



   (5) 175 Water Street, New York, NY 10038



   (6) 50 Danbury Road, Wilton, CT 06897



   (7) 777 S. Figueroa Street, Los Angeles, CA 90017


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-14-001096, filed on
February 20, 2014. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2014, the number of Polaris Plus contracts funded by Variable Annuity Account Seven was 6,707 of which 6,703 were qualified contracts and 4 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER


(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:



    AMERICAN GENERAL LIFE INSURANCE COMPANY


    Variable Separate Account


    Variable Annuity Account One


    Variable Annuity Account Two


    Variable Annuity Account Four


    Variable Annuity Account Five


    Variable Annuity Account Seven


    Variable Annuity Account Nine


    Separate Account A


    Separate Account D


    Separate Account I


    Separate Account II


    Separate Account VA-1


    Separate Account VA-2


    Separate Account VL-R


    Separate Account VUL


    Separate Account VUL-2


    AG Separate Account A

    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


    FS Variable Separate Account


    FS Variable Annuity Account One


    FS Variable Annuity Account Two


    FS Variable Annuity Account Five


    Separate Account USL VA-R


    Separate Account USL VL-R


    Separate Account USL A


    Separate Account USL B



    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


    Separate Account A


    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Rebecca Snider              Chief Compliance Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Stephen A. Maginn(1)        Director, Senior Vice President
William T. Devanney         Vice President, Tax Officer
Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                            Variable Annuities
Kurt W. Bernlohr(3)         Distribution Officer, Group Retirement
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



     --------


      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.


     (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.





(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.


REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(f)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940


American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 28th day of April, 2014.


                                        VARIABLE ANNUITY ACCOUNT SEVEN
                                        (Registrant)

                                        BY: AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)

                                        BY: /s/ MARY JANE B. FORTIN
                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
*JAY S. WINTROB                    Chairman of the Board, President       April 28, 2014
-----------------------------        and Chief Executive Officer
JAY S. WINTROB


*THOMAS J. DIEMER                Director, Senior Vice President and      April 28, 2014
-----------------------------             Chief Risk Officer
THOMAS J. DIEMER


*JEFFREY M. FARBER                             Director                   April 28, 2014
-----------------------------
JEFFREY M. FARBER


/s/ MARY JANE B. FORTIN           Director, Executive Vice President      April 28, 2014
-----------------------------        and Chief Financial Officer
*MARY JANE B. FORTIN


*DEBORAH A. GERO                 Director, Senior Vice President and      April 28, 2014
-----------------------------          Chief Investment Officer
DEBORAH A. GERO


*JANA W. GREER                               Director and                 April 28, 2014
-----------------------------     President -- Individual Retirement
JANA W. GREER


*STEPHEN A. MAGINN               Director, Senior Vice President and      April 28, 2014
-----------------------------         Chief Distribution Officer
STEPHEN A. MAGINN


*JAMES A. MALLON                  Director and President -- Life and      April 28, 2014
-----------------------------             Accident & Health
JAMES A. MALLON


*JONATHAN J. NOVAK                           Director and                 April 28, 2014
-----------------------------     President -- Institutional Markets
JONATHAN J. NOVAK


*CURTIS W. OLSON                   Director and President -- Group        April 28, 2014
-----------------------------                  Benefits
CURTIS W. OLSON


*STEVEN D. ANDERSON                 Vice President and Controller         April 28, 2014
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               April 28, 2014
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2014.


                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ PAUL W. KARR
                                            ------------------------------------
                                            PAUL W. KARR
                                            STATUTORY CONTROLLER AND VICE
                                            PRESIDENT


This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----
*RICHARD HOSKINS                                Director                   April 28, 2014
------------------------------
RICHARD HOSKINS


*ALEXANDER R. BAUGH                             Director                   April 28, 2014
------------------------------
ALEXANDER R. BAUGH


*JAMES BRACKEN                                  Director                   April 28, 2014
------------------------------
JAMES BRACKEN


*TIMOTHY D. CARTER                              Director                   April 28, 2014
------------------------------
TIMOTHY D. CARTER


*JOHN Q. DOYLE                                  Director                   April 28, 2014
------------------------------
JOHN Q. DOYLE


*JEFFREY M. FARBER                              Director                   April 28, 2014
------------------------------
JEFFREY M. FARBER


*PETER D. HANCOCK                               Director                   April 28, 2014
------------------------------
PETER D. HANCOCK


*KEVIN T. HOGAN                                 Director                   April 28, 2014
------------------------------
KEVIN T. HOGAN


                                                Director
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   April 28, 2014
------------------------------
SID SANKARAN


*ROBERT S. H. SCHIMEK                   Director, President and            April 28, 2014
------------------------------          Chief Executive Officer
ROBERT S. H. SCHIMEK


                                                Director
------------------------------
CHRISTOPHER L. SPARRO


                                                Director
------------------------------
MARK T. WILLIS

           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----


*JOSEPH COOK                           Senior Vice President and           April 28, 2014
------------------------------          Chief Financial Officer
JOSEPH COOK

*BY:  /s/ PAUL W. KARR
      ------------------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (13)(a)(ii) to the Registration Statement)

                                  EXHIBIT INDEX

EXHIBIT NO.                                       DESCRIPTION
-----------                                       -----------
    (10)        Consents